SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement            [ ] Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Meditrust Corporation                                  Meditrust Operating Company
------------------------------------------------       ------------------------------------------------
(Name of Registrant as Specified In Its Charter)       (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                                                        The Meditrust Companies
                                                  A Real Estate Investment Trust
--------------------------------------------------------------------------------
                                                                     , 1999


Dear Fellow Stockholder:

     We are asking you to consider and vote on two important proposals, which are summarized below, to better position The Meditrust Companies for the business challenges and opportunities that lie ahead:

     o The Restated Certificates of Incorporation of The Meditrust Companies, as amended to date, will be amended and restated in their entirety. The existing provisions will be continued in the Amended and Restated Certificates of Incorporation (the "Amended Certificates") and new provisions calling for increasing our authorized capital stock and the pairing of the common stock of each of The Meditrust Companies with the common stock of the other company will be added. The Amended Certificates will not contain any new so-called "anti-takeover" devices.

     o The Pairing Agreement, as amended, between The Meditrust Companies will be terminated. The termination of the Pairing Agreement will not, however, terminate the paired share structure of The Meditrust Companies as the Amended Certificates' pairing provisions are intended to preserve this structure for the immediate future. The termination of the Pairing Agreement will automatically terminate a provision of the By-laws of each of The Meditrust Companies, principally requiring the pairing of certain classes of The Meditrust Companies' capital stock.


     The primary purposes of these proposals are to permit each of The Meditrust Companies to issue unpaired shares of its capital stock, as well as to enable The Meditrust Companies' Boards of Directors to terminate, when and if appropriate, the pairing of The Meditrust Companies' capital stock, in each case, without further action by the stockholders of either company. At this time, the Boards of Directors intend to preserve the pairing of The Meditrust Companies' common stock through the spin-off of the health care business. We believe that the ability to issue unpaired shares of capital stock will facilitate The Meditrust Companies' capital raising and formation efforts. In addition, we believe that the ability to issue unpaired shares of capital stock, as well as the ability to terminate the pairing of The Meditrust Companies' capital stock, will permit The Meditrust Companies to efficiently respond in a timely manner to the challenges presented by recently adopted federal legislation which limits the future use of the paired share structure. Finally, we believe that the ability to issue unpaired shares of capital stock may permit The Meditrust Companies to capitalize on further opportunities to enhance stockholder value.

     These proposals are described in detail in the accompanying Joint Proxy Statement, which we urge you to read in its entirety, including the section "Risk Factors" commencing on page 4 of the Joint Proxy Statement. We are also enclosing a brochure for your review which describes the comprehensive restructuring plan that we announced on November 12, 1998, the status of our efforts in implementing the restructuring plan and how these proposals fit into that plan. You should note, however, that you are being asked to vote only on the proposals described in the Joint Proxy Statement and that you are not being asked to approve or ratify the restructuring plan.


     THE MEDITRUST COMPANIES' BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND YOU VOTE "FOR" APPROVAL AND ADOPTION OF BOTH OF THE PROPOSALS BY SIGNING, DATING AND PROMPTLY RETURNING THE PROXY CARDS TO US IN THE POSTAGE-PAID ENVELOPE.

     The Special Meetings of Stockholders will be held on              , 1999.
To assure that your vote on these proposals is counted, please return the enclosed proxy cards as soon as practicable. If you have additional questions or need assistance with the proper completion and return of your proxy cards, please call D.F. King & Co., Inc., The Meditrust Companies' proxy solicitation firm, toll-free at 1-800-848-3410.

     We believe that we have developed a promising plan for The Meditrust Companies' future and we have already begun to successfully implement this plan. However, more work needs to be done to ensure The Meditrust Companies' success in the new business environment.

     Thank you for your prompt attention to this important matter.

Very truly yours,

/s/ Thomas M. Taylor           /s/ David F. Benson       /s/ William C. Baker

Thomas M. Taylor               David F. Benson           William C. Baker
Interim Chairman of            President of              President of Meditrust
the Boards of Directors of     Meditrust Corporation     Operating Company
The Meditrust Companies

                       [Preliminary Joint Proxy Statement]
    [To be released as soon as practicable, but not sooner than on or about
                                March 29, 1999]


                              MEDITRUST CORPORATION
                           197 First Avenue, Suite 300
                          Needham, Massachusetts 02494

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON                  , 1999

                           ------------------------

     A Special Meeting of Stockholders of Meditrust Corporation ("Meditrust") will be held at the Goodwin, Procter & Hoar LLP Conference Center, Second
Floor, 53 State Street, Boston, Massachusetts 02109 on            ,
  , 1999 at 10:00 a.m., local time, (together with all adjournments and postponements thereof, the "Meditrust Meeting"), to consider and act upon the following related proposals:

     1. To approve and adopt the Amended and Restated Certificate of Incorporation of Meditrust (the "Amended Meditrust Certificate"), which will include (i) an increase in the amount of authorized common stock, (ii) requirements, which are waiveable or terminable by Meditrust's Board of Directors, to "pair" shares of common stock of Meditrust with shares of common stock of Meditrust Operating Company, a Delaware corporation ("Operating Company"), and (iii) the terms and provisions which are presently in Meditrust's Restated Certificate of Incorporation, as amended to date (the "Existing Meditrust Certificate"). A copy of the proposed Amended Meditrust Certificate is attached as Annex A of this Joint Proxy Statement.

     2. To terminate the Pairing Agreement, dated as of December 20, 1979, as amended, by and between Meditrust and Operating Company (the "Pairing Agreement"), upon the filing of each of the Amended Meditrust Certificate and the Amended and Restated Certificate of Incorporation of Operating Company. A copy of the Pairing Agreement, as amended to date, is attached as Annex C of this Joint Proxy Statement.

   3. Such other business as may properly come before the Meditrust Meeting.

The primary purposes of these proposals are: (i) to enable Meditrust to issue unpaired shares of its capital stock, and (ii) when and if appropriate, to enable the Board of Directors to terminate the pairing of capital stock of each of Meditrust and Operating Company. At this time, the Board of Directors intends to preserve the pairing of capital stock through the spin-off of the health care business. See "Future Waiver or Termination of the Pairing Requirements" beginning on page 14.

     The Board of Directors of Meditrust has fixed the close of business on
                 , 1999 as the record date for determining the stockholders having the right to receive notice of and to vote at the Meditrust Meeting. Only stockholders of record of Meditrust's common stock, par value $.10 per share ("Meditrust Common Stock"), at the close of business on such date are entitled to notice of and to vote at the Meditrust Meeting. A list of stockholders entitled to vote at the Meditrust Meeting will be available during ordinary business hours at the offices of Goodwin, Procter & Hoar LLP, 53 State Street, Boston, Massachusetts 02109 and also at Meditrust's executive offices, 197 First Avenue, Suite 300, Needham, Massachusetts 02494, at least (10) ten days prior to the Meditrust Meeting, for examination by any Meditrust stockholder for purposes germane to the Meditrust Meeting.

     The Board of Directors of Meditrust recommends that you vote "FOR" approval and adoption of the Amended Meditrust Certificate, "FOR" approval of the termination of the Pairing Agreement and "FOR" approval of each of the other proposals presented at the Meditrust Meeting. When considering each of these proposals, we encourage you to read the Joint Proxy Statement in its entirety, including the section captioned "Risk Factors" beginning on page 4.

     Your vote is important. The approval and adoption of the Amended Meditrust Certificate requires the affirmative vote of a majority of the outstanding shares of Meditrust Common Stock entitled to vote at the Meditrust Meeting. The approval of the termination of the Pairing Agreement requires the affirmative vote of two-thirds of the outstanding shares of Meditrust Common Stock entitled to vote at the Meditrust Meeting. Whether or not you expect to attend the Meditrust Meeting, please promptly sign and mail the enclosed white proxy card which is being solicited on behalf of the Board of Directors of Meditrust. A return envelope which requires no postage if mailed in the United States is enclosed for that purpose.

     Failure to return a properly executed proxy will have the same effect as a vote against the approval and adoption of the Amended Meditrust Certificate and against the termination of the Pairing Agreement unless you vote in person at the Meditrust Meeting.

                                    By Order of the Board of Directors of
                                    MEDITRUST CORPORATION



                                    DAVID F. BENSON
                                    President

Needham, Massachusetts
                     , 1999

                          MEDITRUST OPERATING COMPANY
                          197 First Avenue, Suite 100
                          Needham, Massachusetts 02494

                           ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON                  , 1999

                           ------------------------

     A Special Meeting of Stockholders of Meditrust Operating Company ("Operating Company") will be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, 53 State Street, Boston, Massachusetts 02109
on           ,                 , 1999 at 10:30 a.m., local time, (together with
all adjournments and postponements thereof, the "Operating Company Meeting"), to consider and act upon the following related proposals:

     1. To approve and adopt the Amended and Restated Certificate of Incorporation of Operating Company (the "Amended Operating Company Certificate"), which will include (i) an increase in the amount of authorized common stock, (ii) requirements, which are waiveable or terminable by Operating Company's Board of Directors, to pair shares of common stock of Operating Company with shares of common stock of Meditrust Corporation, a Delaware corporation ("Meditrust"), and (iii) the terms and provisions which are presently in Operating Company's Restated Certificate of Incorporation, as amended to date (the "Existing Operating Company Certificate"). A copy of the proposed Amended Operating Company Certificate is attached as Annex B to this Joint Proxy Statement.

     2. To terminate the Pairing Agreement, dated as of December 20, 1979, as amended (the "Pairing Agreement"), by and between Operating Company and Meditrust, upon filing of each of the Amended Operating Company Certificate and the Amended and Restated Certificate of Incorporation of Meditrust. A copy of the Pairing Agreement, as amended to date, is attached as Annex C to this Joint Proxy Statement.

     3. Such other business as may properly come before the Operating Company Meeting.

The primary purposes of these proposals are: (i) to enable Operating Company to issue unpaired shares of its capital stock, and (ii) when and if appropriate, to enable the Board of Directors to terminate the pairing of capital stock of each of Meditrust and Operating Company. At this time, the Board of Directors intends to preserve the pairing of capital stock through the spin-off of the health care business. See "Future Waiver or Termination of the Pairing Requirements" beginning on page 14.

     The Board of Directors of Operating Company has fixed the close of
business on                , 1999 as the record date for determining the
stockholders having the right to receive notice of and to vote at the Operating Company Meeting. Only stockholders of record of Operating Company's common stock, par value $.10 per share ("Operating Company Common Stock"), at the close of business on such date are entitled to notice of and to vote at the Operating Company Meeting. A list of stockholders entitled to vote at the Operating Company Meeting will be available during ordinary business hours at the offices of Goodwin, Procter & Hoar LLP, 53 State Street, Boston, Massachusetts 02109 and also at Operating Company's executive offices, 197 First Avenue, Suite 100, Needham, Massachusetts 02494, at least ten (10) days prior to the Operating Company Meeting, for examination by any Operating Company stockholder for purposes germane to the Operating Company Meeting.

     The Board of Directors of Operating Company recommends that you vote "FOR" approval and adoption of the Amended Operating Company Certificate, "FOR" approval of the termination of the Pairing Agreement and "FOR" approval of each of the other proposals presented at the Operating Company Meeting. When considering each of these proposals, we encourage you to read the Joint Proxy Statement in its entirety, including the section captioned "Risk Factors" beginning on page 4.

     Your vote is important. The approval and adoption of the Amended Operating Company Certificate requires the affirmative vote of a majority of the outstanding shares of Operating Company Common Stock entitled to vote at the Operating Company Meeting. The approval of the termination of the Pairing Agreement requires the affirmative vote of two-thirds of the outstanding shares of Operating Company Common Stock entitled to vote at the Operating Company Meeting. Whether or not you expect to attend the Operating Company Meeting, please promptly sign and mail the enclosed blue proxy card which is being solicited on behalf of the Board of Directors of Operating Company. A return envelope which requires no postage if mailed in the United States is enclosed for that purpose.

     Failure to return a properly executed proxy will have the same effect as a vote against the approval and adoption of the Amended Operating Company Certificate and against the termination of the Pairing Agreement unless you vote in person at the Operating Company Meeting.

                                    By Order of the Board of Directors of
                                    MEDITRUST OPERATING COMPANY



                                    GILBERT G. MENNA
                                    Secretary


Needham, Massachusetts
                     , 1999

                 THE MEDITRUST AND OPERATING COMPANY MEETINGS

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies from the holders of the common stock of each of Meditrust Corporation, a Delaware Corporation ("Meditrust") and Meditrust Operating Company, a Delaware corporation ("Operating Company" and together with Meditrust, "The Meditrust Companies"), which shares are paired and traded as a single unit on the New York Stock Exchange (the "Paired Shares"), by the Boards of Directors of Meditrust and Operating Company for use at the Meditrust Meeting and the Operating Company Meeting (as each is defined below). This Joint Proxy Statement and accompanying forms of proxy are first being mailed to the respective stockholders of The Meditrust Companies on or about
  , 1999.

Purpose of the Meetings

Meditrust

     At a special meeting of the stockholders of Meditrust to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, 53 State Street,
Boston, Massachusetts on               , 1999, at 10:00 a.m. local time
(together with all adjournments and postponements thereof, the "Meditrust Meeting"), holders of Meditrust common stock, par value $.10 per share, ("Meditrust Common Stock") will consider and vote upon:

          (1) a proposal to approve and adopt the Amended and Restated Certificate of Incorporation of Meditrust (the "Amended Meditrust Certificate"), attached hereto as Annex A, which will include (i) an increase in the amount of authorized common stock, (ii) requirements which are waiveable or terminable by Meditrust's Board of Directors, to pair shares of Meditrust Common Stock with shares of Operating Company common stock, par value $.10 per share ("Operating Company Common Stock") and
     (iii) the terms and provisions which are presently in Meditrust's Restated Certificate of Incorporation, as amended to date (the "Existing Meditrust Certificate");

          (2) a proposal to approve the termination of the Pairing Agreement, dated as of December 20, 1979, as amended, by and between Meditrust and Operating Company (the "Pairing Agreement"); and

          (3) such other matters as may properly be brought before the Meditrust Meeting.

     THE MEDITRUST BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED MEDITRUST CERTIFICATE AND FOR APPROVAL OF THE TERMINATION OF THE PAIRING AGREEMENT.


     IN CONSIDERING EACH OF THESE PROPOSALS, WE URGE YOU TO READ THE JOINT PROXY STATEMENT IN ITS ENTIRETY, INCLUDING THE SECTION CAPTIONED "RISK FACTORS" BEGINNING ON PAGE 4.


Operating Company

     At a special meeting of the stockholders of Operating Company to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, 53 State
Street, Boston, Massachusetts on            , 1999, at 10:30 a.m. local time
(together with all adjournments and postponements thereof, the "Operating Company Meeting"), holders of Operating Company Common Stock will consider and vote upon:

          (1) a proposal to approve and adopt the Amended and Restated Certificate of Incorporation of Operating Company (the "Amended Operating Company Certificate" and together with the Amended Meditrust Certificate, the "Amended Certificates"), attached hereto as Annex B, which will include
     (i) an increase in the amount of authorized common stock, (ii) requirements, which are waiveable or terminable by Operating Company's Board of Directors, to pair shares of Operating Company Common Stock with shares of Meditrust Common Stock and (iii) the terms and provisions which are presently in Operating Company's Restated Certificate of Incorporation, as amended to date (the "Existing Operating Company Certificate" and together with the Existing Meditrust Certificate, the "Existing Certificates");

          (2) a proposal to terminate the Pairing Agreement; and

          (3) such other matters as may properly be brought before the Operating Company Meeting.

     THE OPERATING COMPANY BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED OPERATING COMPANY CERTIFICATE AND FOR APPROVAL OF THE TERMINATION OF THE PAIRING AGREEMENT.


     IN CONSIDERING EACH OF THESE PROPOSALS, WE URGE YOU TO READ THE JOINT PROXY STATEMENT IN ITS ENTIRETY, INCLUDING THE SECTION CAPTIONED "RISK FACTORS" BEGINNING ON PAGE 4.

Record Date; Voting Rights; Proxies

     The Meditrust Companies have fixed the close of business on
  , 1999 as the record date (the "Companies Record Date") for determining holders of Paired Shares entitled to notice of and to vote at each of the Meditrust Meeting and the Operating Company Meeting (collectively, the "Companies Meetings"). Only holders of Paired Shares at the close of business on the Companies Record Date will be entitled to notice of and to vote at the Companies Meetings. As of the Companies Record Date, there were outstanding and
entitled to vote          shares of Meditrust Common Stock and
shares of Operating Company Common Stock. Shares held in the treasury of Meditrust or Operating Company are not considered outstanding. There were
       holders of record of Meditrust Common Stock and            holders of
record of Operating Company Common Stock as of the Companies Record Date.


     All Paired Shares that are entitled to vote and are represented at the Companies Meetings by properly executed proxies received prior to or at the respective meeting will be voted at the meeting in accordance with the instructions indicated on the proxies. If no instructions are given on the proxy cards, they will be voted "FOR" approval and adoption of the respective proposals set forth thereon. If any other matters are properly presented at the Meditrust Meeting or the Operating Company Meeting for consideration, including consideration of a motion to adjourn such meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed forms of proxy will have discretion to vote on such matters in accordance with their best judgment. However, proxies voted against the proposals will not be voted in favor of adjournment in order to continue to solicit proxies. Pursuant to the respective By-laws of each of The Meditrust Companies, no notice of an adjourned meeting need be given other than announcement at the respective meeting, except where the meeting is adjourned for 30 days or more.


     A stockholder who has given a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary of Meditrust or Operating Company, as the case may be, by signing and returning a later dated proxy, or by voting in person at the Meditrust Meeting or the Operating Company Meeting, as the case may be; however, mere attendance at the Meditrust Meeting or the Operating Company Meeting will not in and of itself have the effect of revoking the proxy.


Solicitation of Proxies

     Meditrust and Operating Company will bear equally the costs of solicitation of proxies and of preparing, printing and mailing this Joint Proxy Statement. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to beneficial owners of Paired Shares held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from holders of Paired Shares by directors, officers and employees of The Meditrust Companies in person or by telephone, telegraph, facsimile or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to these directors, officers and employees of The Meditrust Companies in connection with the solicitation. In addition, D.F. King & Co., Inc., a proxy solicitation firm, has been engaged by The Meditrust Companies to act as proxy solicitor and will receive fees estimated at $100,000, plus reimbursement of out-of-pocket expenses.


Quorum


     The holders of a majority of the common stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at each of the Companies Meetings. Votes cast in person or by proxy at the Meditrust Meeting and the Operating Company Meeting will be tabulated by the inspector of elections appointed for each respective meeting and will determine whether or not a quorum is present. The inspector of elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. Broker non-votes (i.e., proxies on which a broker or nominee indicates that it does not have discretionary authority as to certain shares to vote on a particular matter) will also be considered present for the purposes of determining the presence of a quorum, but unvoted with respect to that particular matter.

Required Vote

     Meditrust Voting Requirements. The approval and adoption of the Amended Meditrust Certificate requires the affirmative vote of holders of a majority of the outstanding shares of Meditrust Common Stock entitled to vote at the Meditrust Meeting, which shall be duly convened and at which a quorum is present. The approval of the termination of the Pairing Agreement requires the affirmative vote of the holders of two-thirds of the outstanding shares of Meditrust Common Stock entitled to vote at the Meditrust Meeting, which shall be duly convened and at which a quorum is present. Abstentions and broker non-votes will have the effect of a vote against the approval and adoption of the Amended Meditrust Certificate and against the approval of the termination of the Pairing Agreement.

     As of                , 1999, the directors and officers of Meditrust
beneficially owned approximately 4.2% of the outstanding Meditrust Common Stock and have expressed their intention to vote in favor of the approval and adoption of the Amended Meditrust Certificate and in favor of the approval of the termination of the Pairing Agreement.

     Operating Company Voting Requirements. The approval and adoption of the Amended Operating Company Certificate requires the affirmative vote of holders of a majority of the outstanding shares of the Operating Company Common Stock entitled to vote at the Operating Company Meeting, which shall be duly convened and at which a quorum is present. The approval of the termination of the Pairing Agreement requires the affirmative vote of the holders of two-thirds of the outstanding shares of Operating Company Common Stock entitled to vote at the Operating Company Meeting, which shall be duly convened and at which a quorum is present. Abstentions and broker non-votes will have the effect of a vote against the approval and adoption of the Amended Operating Company Certificate and against the approval of the termination of the Pairing Agreement.

     As of                , 1999, the directors and officers of Operating
Company beneficially owned approximately 4.2% of the outstanding Operating Company Common Stock and have expressed their intention to vote in favor of the approval and adoption of the Amended Operating Company Certificate and in favor of the approval of the termination of the Pairing Agreement.

                                 RISK FACTORS

     As a stockholder of each of The Meditrust Companies, you are being asked to consider and vote upon the proposals described in this Joint Proxy Statement. In evaluating these proposals you should review and consider all of the information set forth in this Joint Proxy Statement, including the potential risks described below, including risks related to the adoption of the proposals described in this Joint Proxy Statement.



Forward Looking Statements Legend

     Certain matters discussed within this Joint Proxy Statement may constitute "forward-looking statements" within the meaning of the federal securities laws. Although The Meditrust Companies believe the statements are based on reasonable assumptions, they can give no assurance that their expectations will be attained. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, general economic and real estate conditions, the conditions of the capital markets at the time of the proposed spin-off of the health care division, the identification of satisfactory prospective buyers for the non-strategic assets which have not yet been sold and the availability of financing for such prospective buyers, the availability of equity and debt financing for The Meditrust Companies' capital investment program, interest rates, competition for hotel services and health care facilities in a given market and other risks detailed from time to time in the filings of The Meditrust Companies with the Securities and Exchange Commission ("SEC"), including the Joint Annual Report on Form 10-K/A for the year ended December 31, 1997 and other periodic filings under the Securities Exchange Act of 1934, as amended.


The Bass Group and Other Stockholders Could Increase Their Holdings in
Meditrust


     Upon approval and adoption of the proposals, certain stockholders of The Meditrust Companies, including Thomas M. Taylor, the Interim Chairman of the Board of Directors of The Meditrust Companies, certain stockholders affiliated with Thomas M. Taylor & Co. and certain members of the Bass family (collectively, the "Bass Group"), could increase their ownership in Meditrust up to an aggregate of 13%, subject to applicable real estate investment trust ("REIT") qualification tests. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Background" beginning on page 7. Some or all of this increase could be accomplished through an offering or offerings, whose terms are yet to be decided, of unpaired Meditrust Common Stock or unpaired preferred stock of Meditrust that is convertible into Paired Shares. Any offering would be conducted pursuant to applicable law and the rules and regulations of the New York Stock Exchange. The approval of the proposals presented in this Joint Proxy Statement will provide The Meditrust Companies with more options in structuring investments in which the Bass Group may participate to increase their holdings in Meditrust. Accordingly, stockholders, such as the Bass Group, may be able to exert a greater influence, including greater voting control, over the affairs of Meditrust. In addition, to the extent that these affiliated stockholders have greater interests in one of The Meditrust Companies than in the other, their interests may not be completely aligned with other holders of Paired Shares. Accordingly, a combination of their ability to exert greater influence over the affairs of Meditrust and their potential divergence of interests from other holders of Paired Shares, could result in Meditrust taking actions that benefit holders of Meditrust Common Stock that may not benefit holders of the Paired Shares. See "Interests of Certain Persons in Matters to be Acted Upon" beginning on page 18.



Timing and Method of Future Waiver or Termination of Pairing Provisions
Uncertain


     The Meditrust Companies have not determined the timing or method of any specific waiver or termination of the pairing requirements that are contained in the Amended Certificates. The Boards of Directors have considered general situations for which a waiver of the pairing requirements may be utilized, for example, in connection with an offering or placement of unpaired securities in a capital raising transaction or in connection with an acquisition in which, for reasons specific to the transaction, unpaired securities are necessary or appropriate. See "Future Waiver or Termination of the Pairing Requirements--Waiver" on page 14. With respect to any such issuance of unpaired securities, the Boards of Directors must still fulfill their fiduciary duties, as well as ensure compliance with certain legal and/or regulatory requirements.

     Although the Boards of Directors have considered the effects of the recently adopted Internal Revenue Service Restructuring and Reform Act of 1998 (the "Reform Act") on The Meditrust Companies' present activities, they are uncertain as to the exact timing of the termination of the pairing requirements. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Effect of the Reform Act" beginning on page 9. The Meditrust Companies have publicly indicated that the paired share structure will be retained until the previously announced spin-off of the new health care REIT is completed and may be retained for a period of time thereafter. See the accompanying Stockholder Brochure Regarding the Comprehensive Restructuring Plan (the "Brochure")--"The Plan." However, the Reform Act imposes substantial limitations on The Meditrust Companies' ability to grow through acquisitions of companies or properties using the paired share structure. Accordingly, the Boards of Directors will likely continue to analyze various alternative structures and may elect to utilize one of these alternative structures in order to facilitate growth after the spin-off. The Boards of Directors may in the future consider alternative structures in order to address the challenges presented by the Reform Act, including the following: (i) adopting a "semi-stapled" structure in which some capital stock is paired, but greater than 50% of the capital stock in Meditrust is unpaired, (ii) merging Meditrust and Operating Company and abandoning Meditrust's REIT status and (iii) terminating the paired share structure completely so that all of the capital stock of Meditrust and Operating Company trade independently of each other. See "Future Waiver or Termination of the Pairing Requirements--Termination" beginning on page 14. However, we cannot assure you which alternative, if any, will be selected or when any such alternative structure that is selected would be put in place, if at all. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Effect of the Reform Act" beginning on page 9 and the Brochure.

     Furthermore, although the Boards of Directors have considered various alternatives to the paired share structure, as more fully described in the section captioned "Future Waiver or Termination of the Pairing Requirements" beginning on page 14, no decision has been made as to which alternative structure, if any, to implement. Because of the changing nature of The Meditrust Companies' asset base and operations caused by the implementations of the comprehensive restructuring plan (the "Plan") as described in the Brochure, as well as the contemplated spin-off, the Boards of Directors will not likely make a determination on an alternative structure, including the timing and the method, until after the spin-off of the new health care REIT. Accordingly, as you consider each of the proposals presented in this Joint Proxy Statement, you should be aware of this uncertainty of timing and method of implementing changes, if any, to the paired share structure.



Potential Disproportionate Dilution Among Stockholders of Meditrust and Operating Company


     In the future, the Boards of Directors may issue unpaired shares of capital stock of either Meditrust or Operating Company. See "Future Waiver or Termination of the Pairing Requirements" beginning on page 13. Accordingly, depending on the number of unpaired shares of capital stock issued by each of The Meditrust Companies, the voting power of the stockholders of either Meditrust or Operating Company may be diluted disproportionately with respect to the voting power and/or economic interests of the stockholders of the other company. Although The Meditrust Companies would likely enact conflicts of interest resolution mechanisms to address such potential disproportionate dilution, there can be no guarantee that such mechanisms would adequately address all conflicts of interest that may arise. See also "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Increase in Authorized Capital Stock" beginning on page 10 and "--Effect of Elimination of Pairing Agreement" below.



Effect of Elimination of Pairing Agreement

     The Pairing Agreement is an agreement by and between Meditrust and Operating Company that each may enforce against the other in connection with the issuance of shares of capital stock. For example, in the event Operating Company desired to issue Operating Company Common Stock and Meditrust refused to issue shares of Meditrust Common Stock to pair with the Operating Company Common Stock, Operating Company could seek to enforce the Pairing Agreement in a legal action. Upon approval and adoption of the proposals presented in this Joint Proxy Statement, the Pairing Agreement will be terminated and there will no longer be a contractual relationship between Meditrust and Operating Company that either Meditrust or Operating Company could utilize to enforce the pairing. Rather, each of The Meditrust Companies will have to rely upon the provisions present in the other company's Amended Certificate. Such provisions may only be enforced by the respective company's own stockholders. In addition, each Amended Certificate may be amended according to applicable law, which may permit the waiver or termination of the pairing requirements by the Board of Directors or stockholders of either of The Meditrust Companies without the consent of the other company's Board of Directors or stockholders. Although the Boards of Directors do not believe this possibility presents a meaningful risk in the near term, in the event substantial amounts of unpaired securities are issued in the future, the possibility may increase that either of The Meditrust Companies will terminate the pairing at a time when the other company would not choose to so terminate.

PROPOSAL 1 -- APPROVE AND ADOPT THE RESPECTIVE AMENDED AND RESTATED
              CERTIFICATES OF INCORPORATION OF EACH OF THE MEDITRUST COMPANIES


     Each of The Meditrust Companies has proposed the approval and adoption of an Amended and Restated Certificate of Incorporation, which will include all of the terms and provisions presently contained within each of the Existing Certificates. In addition, provisions which will require the pairing of Meditrust Common Stock and Operating Company Common Stock with each other will be included in each of the Amended Certificates. These pairing provisions, which are not present in the Existing Certificates, will be waiveable and terminable by the Board of Directors of each of The Meditrust Companies. The Amended Certificates also will contain provisions which increase the number of authorized shares of common stock.



Background


     For Meditrust to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), it must meet certain requirements concerning the ownership of its outstanding shares of capital stock. Specifically, not more than 50% in value of Meditrust's outstanding shares of capital stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) (such ownership restriction, the "5/50 Test") and, 100 or more persons must beneficially own Meditrust capital stock. In addition, at least 75% of Meditrust's gross income for each year must consist of qualified rents from real property and income from certain other real property investments. The Code contains certain provisions that exclude rental income paid by a "related party" from the concept of qualified rents from real property for purposes of this gross income test. The Code will treat Operating Company as a "related party" for purposes of this gross income test if Meditrust owns, actually or constructively, 10% or more of the ownership interests in Operating Company within the meaning of Section 856(d)(2)(B) of the Code. Meditrust will be deemed to constructively own 10% or more of the ownership interests in Operating Company if a person holding 10% or more of Meditrust Common Stock also holds 10% or more of Operating Company Common Stock. Thus, if one person held 10% or more of the outstanding Paired Shares, Operating Company would be deemed a related party of Meditrust and Meditrust would lose its status as a REIT. Accordingly, both of The Meditrust Companies must have various restrictions on the ownership of shares of their capital stock in order to ensure that the 5/50 Test is met, as well as to ensure that rents received by Meditrust from Operating Company are not deemed to be rents from a related party.


     Section 269B(a)(3) of the Code provides that if the shares of a REIT and a non-REIT, such as Operating Company, are paired, then the REIT and the non-REIT shall be treated as one entity for purposes of determining whether either company qualifies as a REIT. If Section 269B(a)(3) applied to Meditrust and Operating Company, then Meditrust would not be eligible to be taxed as a REIT.
Section 269B(a)(3) does not apply, however, if the shares of the REIT and its paired operating company were paired on or before June 30, 1983 and the REIT was taxable as a REIT on June 30, 1983. The predecessors to The Meditrust Companies ("The Santa Anita Companies") were paired on December 20, 1979. Thus, as a result of this "grandfathering" rule, Section 269B(a)(3) does not apply to The Meditrust Companies.

     Both of The Meditrust Companies' Restated Certificates of Incorporation were filed with the Delaware Secretary of State on March 2, 1998. The terms of these Restated Certificates of Incorporation were substantially similar to the Certificates of Incorporation inherited from the predecessors to The Meditrust Companies ("The Santa Anita Companies"), except for name changes and increases in the amount of authorized capital stock. These Restated Certificates of Incorporation did not contain any restrictions on ownership of shares of the respective company's capital stock. Rather, The Santa Anita Companies had relied upon provisions contained within their respective By-laws to restrict ownership. On June 18, 1998, the stockholders of The Meditrust Companies approved an amendment to each of The Meditrust Companies' Restated Certificates of Incorporation to include restrictions on the ownership of shares of the capital stock of The Meditrust Companies that are sufficiently stringent to preserve, under current law, Meditrust's status as a REIT. The Meditrust Companies' Restated Certificates of Incorporation, together with these amendments (which together constitute each of the Existing Certificates), will be included in the Amended Certificates.

Pairing Provisions of Amended Certificates


     The Amended Certificates will also contain provisions which require the pairing of the shares of capital stock of Meditrust and capital stock of Operating Company with each other. These provisions, which will be waiveable and terminable by The Meditrust Companies' Boards of Directors, are designed to preserve The Meditrust Companies' paired share structure following termination of the Pairing Agreement. See "Future Waiver or Termination of the Pairing Requirements" beginning on page 14. Currently, the pairing of the capital stock of The Meditrust Companies may only be terminated by the stockholders of The Meditrust Companies. In the event the Amended Certificates and the termination of the Pairing Agreement, are approved by the stockholders of The Meditrust Companies, the Boards of Directors will be able to terminate the pairing of the capital stock of The Meditrust Companies without further action by stockholders. See "--Interdependence of Proposals" beginning on page 11 and "Future Waiver or Termination of the Pairing Requirements" beginning on page 14 and "Risk Factors--Timing and Method of Future Waiver or Termination of Pairing Uncertain" beginning on page 4. The Boards of Directors believe that the limitations on the use of the paired share structure imposed by the Reform Act will ultimately require a response by The Meditrust Companies. See "--Effect of the Reform Act" beginning on page 9. These limitations will likely require that The Meditrust Companies have the flexibility to respond efficiently and timely through one or more transactions (including "destapling" The Meditrust Companies) that would be prohibited under The Meditrust Companies' current Pairing Agreement and By-laws, but would be permitted under the Amended Certificates. See "Future Waiver or Termination of the Pairing Requirements" beginning on page 14.

     The Amended Certificates' pairing requirements, which are substantially similar to the current pairing requirements contained in the Pairing Agreement and the By-laws, will provide that outstanding shares of Meditrust Common Stock and outstanding shares of Operating Company Common Stock will continue to be paired and traded as a single unit. Unlike the current pairing requirements, however, the Amended Certificates will not require the pairing of issuances of preferred stock convertible into Paired Shares. Furthermore, upon approval and adoption of the proposals, the pairing provisions will be waiveable and terminable by the Boards of Directors. See "Future Waiver or Termination of the Pairing Requirements" beginning on page 14. In addition, the Amended Certificates will provide that The Meditrust Companies may issue unpaired shares of capital stock, including unpaired common stock and unpaired preferred stock convertible into common stock. Presently, although the Pairing Agreement and the By-laws do not permit The Meditrust Companies to issue unpaired common stock or unpaired preferred stock that is convertible into common stock, these documents do permit issuances of unpaired non-convertible preferred stock and paired preferred stock. The Meditrust Companies believe that the ability to issue unpaired common stock and unpaired preferred stock convertible into common stock will enhance The Meditrust Companies' capital raising and formation activities as The Meditrust Companies will be better able to match each of their respective needs with the specific goals and criteria of potential investors. The following table summarizes the differences between the pairing provisions of the Amended Certificates, on the one hand, and the Pairing Agreement and By-laws, on the other.

-------------------------------------------------------------------------------------------------------
Circumstances                         Amended Certificates             Pairing Agreement
                                                                       and By-laws
------------------------------------- -------------------------------- --------------------------------
 Currently Outstanding Securities:

  Common Stock                        Must continue to be paired       Must continue to be paired
                                      (unless pairing provisions are
                                      waived by Board)

  Preferred Stock Convertible         Must continue to be paired       Must continue to be paired
   into Common Stock                  (unless pairing provisions are
                                      waived by Board)

  Preferred Stock (not convertible)   Meditrust's unpaired preferred   Meditrust's unpaired preferred
                                      may continue to be unpaired      may continue to be unpaired
------------------------------------- -------------------------------- --------------------------------
 Issuance of New Securities:

  Common Stock                        May issue unpaired (subject to   Must be paired
                                      REIT qualification tests)

  Preferred Stock Convertible         May issue unpaired (subject to   Must be paired
   into Common Stock                  REIT qualification tests)

  Preferred Stock (not convertible)   May issue unpaired (subject to   Meditrust and Operating Company
                                      REIT qualification tests)        may each issue unpaired
------------------------------------- -------------------------------- --------------------------------
 Waiver of Pairing                    By Boards of Directors           By Stockholders
------------------------------------- -------------------------------- --------------------------------
 Termination of Pairing               By Boards of Directors           By Stockholders
-------------------------------------------------------------------------------------------------------

     Even if both proposals are approved by the stockholders, the shares of capital stock of The Meditrust Companies will continue to be subject to the ownership restrictions contained within the Amended Certificates that are designed to preserve Meditrust's status as a REIT, unless and until Meditrust's stockholders elect to terminate its REIT qualification. For example, a purchaser of shares of capital stock, including shares of unpaired common stock or unpaired preferred stock that is convertible into common stock, will be subject to the provisions of the Amended Certificate that are designed to ensure that Meditrust satisfies the 5/50 Test.


Effect of the Reform Act

     Since its enactment on July 22, 1998, the Reform Act froze the grandfathered status of paired share REITs, such as The Meditrust Companies. Under this legislation, the anti-pairing rules provided in the Code apply to real property interests acquired after March 26, 1998 by The Meditrust Companies, or by a subsidiary or partnership in which a 10% or greater interest is owned by The Meditrust Companies, unless (i) the real property interests are acquired pursuant to a written agreement that was binding on March 26, 1998 and at all times thereafter or (ii) the acquisition of such real property interests was described in a public announcement or in a filing with the SEC on or before March 26, 1998. Furthermore, under the Reform Act, any otherwise grandfathered property will become subject to the anti-pairing rules of the Code if the rent paid under lease or renewal with respect to such property is determined to exceed the rental rate of an arm's length negotiation. The Reform Act also provides that an interest in real property held by The Meditrust Companies that is not subject to these rules would become subject to these rules in the event certain improvements to such real property are placed in service after December 31, 1999; specifically, if such improvements change the use of the property and the cost of such improvements are greater than 200% of (i) the undepreciated cost of the property (prior to the improvement) or (ii) in the case of property acquired where there is a substituted basis (including the properties acquired in 1998 from La Quinta Inns, Inc.), the fair market value of the property on the date it was acquired by The Meditrust Companies. There is an exception for improvements placed in service before January 1, 2004 pursuant to a binding contract in effect on December 31, 1999 and at all times thereafter.

     The restrictions on the activities of a paired share REIT in the Reform Act in the future may make it impractical or undesirable for The Meditrust Companies to continue to maintain their paired share structure. These restrictions, as a practical matter, may prevent the Operating Company from operating hotels acquired in the future either by Meditrust or the Operating Company. The Meditrust Companies believe that these restrictions may, over time, adversely affect their competitive position and financial condition. In addition, termination of the Pairing Agreement would enhance the ability of The Meditrust Companies to raise additional equity capital even while maintaining its status as a paired share REIT, because under the Amended Certificates the Boards of Directors of The Meditrust Companies could waive the pairing restrictions and ownership limitations in order to permit investors to acquire 10% or more of the stock of either Meditrust or the Operating Company (but not both) without causing Meditrust to lose its status as a REIT. See "--Background" beginning on page 7. The proposed adoption of the Amended Certificates and the proposed termination of the Pairing Agreement will provide the Boards of Directors of The Meditrust Companies with the ability to most efficiently and effectively deal with the restrictions imposed on The Meditrust Companies by the Reform Act.



Increase in Authorized Capital Stock


     Article Fourth of each of the Amended Certificates, attached as Annexes A and B to this Joint Proxy Statement, will provide for an increased number of authorized shares of each of Meditrust Common Stock and Operating Company Common Stock from 270,000,000 to 500,000,000. As of the Companies Record Date,
in addition to the               shares of Meditrust Common Stock and the
                shares of Operating Company Common Stock,
additional Paired Shares were reserved for issuance under the Meditrust 1995 Share Award Plan, the Operating Company 1995 Share Award Plan and the assumed option grants of Cobblestone that had been issued pursuant to the Stock Option Plan for Key Employees of Cobblestone Holdings, Inc. As of the Companies Record
Date, there were     shares of Meditrust Common Stock and     shares of
Operating Company Stock available for issuance or reservation. Upon approval
and adoption of the Amended Certificates, there will be     shares of Meditrust
Common Stock and     shares of Operating Common Stock available for issuance or reservation. Also, as of the Companies Record Date, there were 700,000 shares of Meditrust Series A Preferred Stock issued and outstanding. As of the Companies Record Date, there were 5,300,000 shares of preferred stock of Meditrust available for issuance and reservation and 6,000,000 shares of preferred stock of Operating Company available for issuance and reservation. The relative rights and limitations of the common stock would remain unchanged after the amendment. There are no pre-emptive rights relating to Meditrust Common Stock and Operating Company Common Stock.

     The additional shares of common stock, if so authorized, could be issued at the discretion of the Boards of Directors without any further action by the stockholders, except as required by the terms of existing designations of capital stock, applicable law or by the rules of the New York Stock Exchange. Except to the extent that The Meditrust Companies may issue Paired Shares pursuant to their stock option plans, The Meditrust Companies currently have no commitments that would involve the issuance of additional shares of common stock, but wish to have such shares available for future issuances from time to time as may be necessary. The Boards of Directors believe that having such additional shares of common stock authorized and available for issuance will allow The Meditrust Companies greater flexibility in considering potential future actions involving the issuance of common stock such as (i) enabling The Meditrust Companies to raise cash through sales of stocks to private investors and (ii) enabling The Meditrust Companies to pursue acquisitions that are consistent with The Meditrust Companies growth strategy. The availability of additional shares of Meditrust Common Stock and Operating Company Common Stock will also allow the Boards of Directors to issue or dividend enough unpaired common stock to destaple The Meditrust Companies without further stockholder action. See "--Pairing Provisions of Amended Certificates" beginning on page 8, "--Effect of the Reform Act" beginning on page 9 and "Future Waiver or Termination of the Pairing Provisions" beginning on page 14. Stockholder approval will not be sought prior to the issuance of additional securities unless such issuances relate to a transaction which requires stockholder approval. See "Risk Factors--Timing and Method of Future Waiver or Termination of Pairing Provisions Is Uncertain" beginning on page 4 and "Recommendations of the Boards of Directors" beginning on page 16.

     The issuance of additional shares of capital stock of The Meditrust Companies may have a dilutive effect on the equity and voting power of existing stockholders. See also "Risk Factors--Potential Disproportionate Dilution Among Stockholders of Meditrust and Operating Company" beginning on page 5. Approval and adoption may make the removal of the management of each of The Meditrust Companies more difficult, even if such removal would be generally beneficial to the stockholders of Meditrust and/or Operating Company. In addition, the authorization to issue additional shares of common stock provides management with a capacity to negate the efforts of unfriendly bidders or tender offers through the issuance of securities to others or through the dilution of the stock holdings of such unfriendly bidders or tender offerors. The increase in authorized common stock in each of the Amended Certificates is not proposed in response to any effort of which The Meditrust Companies are aware to obtain control of either of The Meditrust Companies. Such increase in authorized common stock is not being included in this proposal as part of any plan by the Boards of Directors to adopt a series of amendments to the Existing Certificates or the respective By-laws of each of The Meditrust Companies so as to render the takeover of either of The Meditrust Companies more difficult.


     A copy of the proposed Amended Meditrust Certificate and the proposed Amended Operating Company Certificate, which you are encouraged to read in their entirety, are attached as Annex A and Annex B, respectively.


Interdependence of Proposals


     In considering each of the proposals to approve and adopt each of the Amended Certificates, you should note that these proposals are dependent on the approval of the termination of the Pairing Agreement. See "Proposal 2--Approve the Termination of the Pairing Agreement" beginning on page 12. Accordingly, in the event the termination of the Pairing Agreement is not approved, no further action will be taken with respect to the Amended Certificates, even if they are approved at the Companies Meetings.



Required Vote


     The approval and adoption of the Amended Meditrust Certificate requires the affirmative vote of the holders of a majority of the outstanding Meditrust Common Stock. The approval and adoption of the Amended Operating Company Certificate requires the affirmative vote of the holders of a majority of the outstanding Operating Company Common Stock. See "Recommendations of the Boards of Directors" beginning on page 16.


     THE BOARDS OF DIRECTORS OF THE MEDITRUST COMPANIES RECOMMEND A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AMENDED CERTIFICATES.

PROPOSAL 2 -- APPROVE THE TERMINATION OF THE PAIRING AGREEMENT

     In connection with the proposed approval and adoption of the Amended Certificates, The Meditrust Companies have proposed the termination of the Pairing Agreement. The provisions requiring the pairing of the common stock of each of The Meditrust Companies will be incorporated into the Amended Certificates, thus eliminating the need for a separate Pairing Agreement. Termination of the Pairing Agreement will be effective upon the filing of the Amended Certificates.


Background


     Qualification as a REIT involves the application of highly technical and complex provisions of the Code. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Background" beginning on page 7. Meditrust's ability to qualify as a REIT is dependent upon its continued grandfathered status from the anti-pairing rules of Section 269B(a)(3) of the Code, which would ordinarily prevent Meditrust from qualifying as a REIT. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of The Meditrust Companies--Background" beginning on page 7. In order to preserve the paired share status of The Santa Anita Companies, The Meditrust Companies continued under the original Pairing Agreement, subject to certain amendments to correct certain provisions with respect to option grants and to include subsequently issued classes and series of stock. In connection with the restrictions of the Pairing Agreement inherited from The Santa Anita Companies, certain provisions in each of the respective By-laws of The Meditrust Companies that were similarly inherited, reiterated certain pairing requirements in addition to ownership restrictions intended to protect the REIT status of The Santa Anita Companies. On June 18, 1998, in an amendment to the respective Restated Certificates of Incorporation of The Meditrust Companies, the stockholders of The Meditrust Companies approved and adopted stricter restrictions that provided the Boards of Directors with more flexibility. Such restrictions will continue in the Amended Certificates. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies-- Background" beginning on page 7. The provisions of the respective By-laws that reiterate certain pairing requirements are only effective until the termination of the Pairing Agreement. Thus, the termination of the Pairing Agreement will also automatically terminate the reiteration of the pairing requirements in the respective By-laws of each of The Meditrust Companies. Upon approval and adoption of the proposals, the pairing requirements will only be in the Amended Certificates.



Pairing Agreement No Longer Necessary


     Once the pairing provisions of the Amended Certificates are adopted, a separate Pairing Agreement will no longer be necessary. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Pairing Provisions of Amended Certificates" and "--Interdependence of Proposals" beginning on pages 8 and 11, respectively. The pairing provisions contained in the Amended Certificates will provide the Boards of Directors with the power to waive or terminate the pairing provisions without further stockholder action. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Pairing Provisions of Amended Certificates" and "Recommendations of the Boards of Directors" beginning on pages 8 and 16, respectively.


     In considering the termination of the Pairing Agreement, stockholders of Meditrust and stockholders of Operating Company should carefully read the Pairing Agreement, as amended, attached for your convenience as Annex C to this Joint Proxy Statement.


Interdependence of Proposals


     In considering each of the proposals to terminate the Pairing Agreement, you should note that these proposals are dependent on the approval and adoption of the Amended Certificates. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies" beginning on page 7. Accordingly, in the event the Amended Certificates are not approved and adopted, no further action will be taken with respect to the termination of the Pairing Agreement, even if such termination is approved at the Companies Meetings.

Required Vote


     The termination of the Pairing Agreement requires approval by the affirmative vote of the holders of two-thirds of the outstanding shares of Meditrust Common Stock and the affirmative vote of the holders of two-thirds of the outstanding shares of Operating Company Common Stock. See "Recommendations of the Boards of Directors" beginning on page 16.


     THE BOARDS OF DIRECTORS OF THE MEDITRUST COMPANIES RECOMMEND A VOTE "FOR" THE TERMINATION OF THE PAIRING AGREEMENT.

           FUTURE WAIVER OR TERMINATION OF THE PAIRING REQUIREMENTS


General


     If the stockholders of The Meditrust Companies approve both of the proposals, the Boards of Directors will have the ability to terminate, when and if appropriate, the pairing provisions without further stockholder action. At this time, the Boards of Directors intend to preserve the paired share structure of The Meditrust Companies while they pursue the separation of their health care and lodging business segments through the spin-off of the health care business into a new separately traded, publicly listed health care REIT. See Brochure--"The Plan." Prior to the spin-off the Boards of Directors may consider waiving the pairing provisions on a case-by-case basis in order to more efficiently engage in capital raising and formation transactions. The Boards of Directors will take action to waive or terminate the pairing provisions only after carefully considering the advantages and disadvantages of such actions, in light of the facts and circumstances at that time.



Waiver


     The ability to issue shares of unpaired capital stock may provide The Meditrust Companies with the flexibility to more appropriately match the criteria and goals of potential institutional investors with the specific capital needs of each company, creating the benefit of achieving more efficient and cost-effective capital raising. Upon approval and adoption of the proposals, the Boards of Directors will also have the ability to waive the pairing provisions on a case-by-case basis in order to enter into tax-free acquisitions that are consistent with the growth strategies of The Meditrust Companies. See Brochure--"The Corporate Document Proposals." There are a number of situations in which either Meditrust or Operating Company may consider issuing unpaired capital stock, including in offerings of securities or in connection with acquisitions. These issuances may well constitute a part of ordinary capital raising and acquisition efforts and individually may not necessarily impact The Meditrust Companies' status as a paired share REIT. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Background" and "--Effect of the Reform Act" beginning on pages 7 and 9, respectively.



Termination


     The Board of Directors of either Meditrust or Operating Company may choose to terminate The Meditrust Companies' status as a grandfathered paired share REIT under the Code (i.e., "destaple" The Meditrust Companies). See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Effect of the Reform Act" beginning on page 9. The Meditrust Companies could destaple if either Meditrust or Operating Company declare a dividend of slightly more than one newly issued share of unpaired common stock on each then outstanding share of common stock. Such dividend, and the resulting destapling of the existing paired share entities, could be accomplished without further stockholder action under the Amended Certificates. In addition, under the Amended Certificates, the Boards of Directors of The Meditrust Companies will also have the ability to terminate the pairing requirements outright without further stockholder action, which also would destaple The Meditrust Companies. Either method of destapling would substantially change the nature of your investment in The Meditrust Companies.

     Prior to terminating the paired share structure the Boards of Directors would consider the following material factors, among others:

     o Advice and input from various advisors, including financial advisors and outside legal and tax counsel to assist the Boards in evaluating the various strategic, legal, financial and tax issues related to the termination of the paired share structure.


     o The advantages and disadvantages of available alternatives other than the termination of the paired share structure, such as a semi-stapled structure in which some of the capital stock of each of Meditrust and Operating Company could be sold unpaired and some of the capital stock of The Meditrust Companies is still paired. See also "Risk Factors--Timing and Method of Future Waiver or Termination of Pairing Provisions Uncertain" beginning on page 4.


     o The relative levels of potential and actual conflicts of interest inherent in adopting any other alternatives under consideration. The Boards of Directors may decide that conflicts resolution mechanisms, such as a conflicts resolution plan, independent committees of the Boards of Directors, and independent management teams, will need to be implemented.

     o The determination by the Boards of Directors, or independent committees thereof, of whether the termination of the pairing provisions would be in the best interests of the stockholders of each of The Meditrust Companies.

                  RECOMMENDATIONS OF THE BOARDS OF DIRECTORS


     The Boards of Directors of The Meditrust Companies believe that amending and restating the Existing Certificates and terminating the Pairing Agreement is in your best interest and unanimously recommend that you vote "FOR" both proposals. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Interdependence of Proposals" beginning on page 11.


Factors Considered by the Boards of Directors


     In determining that these proposals are in the best interests of our stockholders, the Boards of Directors considered a variety of factors, including the principal benefits and detriments described below. The Boards of Directors have considered that the positive factors weighing in favor of the proposals outweighed the negative factors. Accordingly, the Boards of Directors concluded that these proposals are in the best interests of The Meditrust Companies' stockholders and should be recommended for approval and adoption by The Meditrust Companies' stockholders.

     The Boards of Directors considered the benefits that the ability to currently issue unpaired securities would present to each of the Companies. Under the Code, each of The Meditrust Companies would be permitted to issue an amount of unpaired shares of common stock and securities convertible into common stock without jeopardizing The Meditrust Companies' grandfathered paired share status. However, under The Meditrust Companies' respective organizational and governing documents, neither Meditrust nor Operating Company is permitted to issue unpaired shares of common stock or preferred stock convertible into common stock. The ability to issue unpaired securities primarily serves two purposes. First, Meditrust and Operating Company each will be able to more appropriately match its specific capital needs with the investment criteria of the investment community. For example, certain investors may have a specific interest in investing only in the real estate portion of the paired share entity, rather than the operating portion of the paired share entity. Second, either Meditrust or Operating Company may be permitted to issue securities in acquisitions that would facilitate the respective company's growth efforts. For example, certain potential targets may desire to receive only securities of either Meditrust or Operating Company in order to facilitate a fully tax-free transaction, which, if the respective Board of Directors of each of The Meditrust Companies determines that such an issuance is appropriate, can potentially lead to more efficient and cost effective acquisitions. The Boards of Directors also recognized that the ability to issue unpaired securities to certain stockholders of The Meditrust Companies, including the Bass Group, could increase their ownership in Meditrust and cause disproportionate dilution among stockholders of Meditrust and Operating Company. Consequently, such stockholders may have interests which diverge from the interests of other holders of Paired Shares. See "Risk Factors--Potential Disproportionate Dilution Among Stockholders of Meditrust and Operating Company" beginning on page 5.

     Another factor that the Boards of Directors considered was the flexibility provided by the proposals in addressing the challenges presented by the Reform Act. The Boards of Directors also considered, however, the offsetting detrimental effect in requesting stockholder approval for the proposals without a definitive plan as to how to address the Reform Act, including when or if The Meditrust Companies will terminate its paired share status. See "Risk Factors--Timing and Method of Future Waiver or Termination of Pairing Provisions Uncertain" beginning on page 4. Nonetheless, given the progress of the Plan, as described in the Brochure "--The Record to Date" and the changing nature of the composition of The Meditrust Companies, in addition to potentially changing federal law, the Boards of Directors realized the need for corporate documents that provide the maximum flexibility to effectively address the Reform Act's challenges. See "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Effect of the Reform Act" beginning on page 9. In this regard, the Boards of Directors also recognized that several of the contemplated alternative structures may require stockholder approval at a later date if the corporate entities which comprise the paired share entity would substantially change. See "Risk Factors--Timing and Method of Future Waiver or Termination of Pairing Provisions Uncertain," "Proposal 1--Approve and Adopt the Respective Amended and Restated Certificates of Incorporation of Each of The Meditrust Companies--Increase in Authorized Capital Stock" and "Future Waiver or Termination of the Pairing Requirements--Termination," beginning on pages 4, 10 and 14, respectively.

     Although the termination of the Pairing Agreement will eliminate the contractual relationship between The Meditrust Companies, the Boards of Directors do not believe that there is a meaningful risk in the near term that either of The Meditrust Companies will refuse to cooperate in the pairing of their capital stock. See "Risk Factors--Effect of Elimination of Pairing Agreement" on page 5.


     The Boards of Directors of The Meditrust Companies considered the totality of the above factors without assigning weight or ranking the relative importance of any particular factor. Consequently, the Boards of Directors of The Meditrust Companies recommends that you vote "FOR" approval and adoption of both proposals.

           INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON


     In considering the recommendation of the Boards of Directors of The Meditrust Companies with respect to the approval and adoption of the Amended Certificates and the approval of the termination of the Pairing Agreement, holders of Paired Shares should be aware that the management team of each Company may have interests that are in addition to their interests as individual stockholders in each of The Meditrust Companies. For example, in the event both of the proposals presented in this Joint Proxy Statement are approved, each of The Meditrust Companies will have the ability to issue unpaired shares of its capital stock. Any such issuance of unpaired shares of capital stock will require approval by the Board of Directors of the respective company based upon, among other things, the recommendations of such company's management. The ability to issue such unpaired shares of capital stock may disproportionately assist the management of such company in achieving that company's individualized goals, which may not necessarily be to the benefit of the other company. See "Risk Factors--The Bass Group and Other Stockholders Could Increase Their Holdings in Meditrust" and "Future Waiver or Termination of Pairing Requirements" beginning on pages 4 and 14, respectively.

     Holders of Paired Shares should also be aware that members of the Bass Group, including Thomas M. Taylor, the Interim Chairman of the Boards of Directors of The Meditrust Companies, may have interests that are different from, or in addition to, the interests of the holders of Paired Shares generally. For example, the proposed Amended Certificates, together with the proposed termination of the Pairing Agreement may allow The Meditrust Companies to raise additional capital through investments from investors that may exceed the 9.25% Ownership Limit in the respective Existing Certificates. These investors could include certain members of the Bass Group. The Meditrust Companies have previously announced that the Bass Group may increase their holdings in Meditrust up to an aggregate of 13%, subject to applicable REIT qualification tests. Some or all of this increase may be accomplished through participation in an offering or offerings, whose terms are yet to be decided, of, among other securities, unpaired common stock of Meditrust or unpaired preferred stock convertible into unpaired common stock of Meditrust or, in certain circumstances, Paired Shares. Any such offering, which may include a public offering or a private placement, would be conducted in accordance with all applicable law. Thus, any sale of equity securities of The Meditrust Companies, if offered publicly will be offered pursuant to a prospectus. Notwithstanding the foregoing, no assurance can be made that any such offering will be made, or, if made, that the Bass Group would participate. In the event the proposals presented in this Joint Proxy Statement are not approved, the Bass Group will not be permitted to increase their holdings in Paired Shares to a level in excess of 9.9% because ownership in excess of such amount would cause the rents received by Meditrust from Operating Company to constitute rents from a related party, which would terminate Meditrust's REIT status, nor will the Bass Group be permitted to invest directly in Meditrust Common Stock or shares of preferred stock convertible into Meditrust Common Stock because Meditrust will not be permitted to issue such unpaired shares of capital stock.

     The Boards of Directors of The Meditrust Companies were aware of such interests and considered them, among other matters, in approving the proposed Amended Certificates and the proposed termination of the Pairing Agreement. See "Recommendations of the Boards of Directors" beginning on page 16.

                           OUTSTANDING CAPITAL STOCK

     Each of The Meditrust Companies' authorized capital stock currently consists of 270,000,000 shares of common stock, par value $.10 per share, 30,000,000 shares of series common stock, par value $.10 per share, 10,000,000 shares of which have been designated as Series A Common Stock, 6,000,000 shares of preferred stock, par value $.10 per share, 200,000 shares of which have been designated as Junior Participating Preferred Stock and 25,000,000 shares of Excess Stock, par value $.10 per share. In addition, Meditrust has designated 805,000 shares of its preferred stock as Series A Preferred Stock. The Board of Directors of each company is authorized, without further stockholder approval, to issue the preferred stock from time to time in one or more series, and to determine the provisions applicable to each series, including the number of shares, dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences.

     The Meditrust Companies Paired Shares are traded on the NYSE under the
ticker symbol "MT." As of           , 1999 there were issued and outstanding
         shares of Meditrust Common Stock,         shares of Operating Company
Common Stock, no shares of Series A Common Stock, no shares of Junior Participating Preferred Stock and 700,000 shares of Meditrust Series A Preferred Stock.

     Holders of Meditrust Common Stock and Operating Company Common Stock are entitled to one vote for each share held on each matter submitted to a stockholder vote. Except as otherwise provided by law, by the certificates of incorporation or by resolutions of the Boards of Directors providing for the issuance of any series of preferred stock, the holders of the Meditrust Common Stock and Operating Company Common Stock have sole voting power.

       PRINCIPAL AND MANAGEMENT STOCKHOLDERS OF THE MEDITRUST COMPANIES

     The following table sets forth as of      , 1999, except as otherwise
noted, the number of Paired Shares beneficially owned, directly or indirectly, by (i) each of the Directors of each of The Meditrust Companies, (ii) all persons who served as chief executive officer of either of The Meditrust Companies for the year ended December 31, 1998, (iii) each of the four most highly compensated executive officers for the year ended December 31, 1998,
(iv) all Directors and current executive officers of The Meditrust Companies as a group, and (v) all persons who, to the knowledge of The Meditrust Companies,
beneficially own five percent or more of the Paired Shares as of          ,
1999. Unless otherwise indicated, all information concerning beneficial ownership was provided by the respective director, executive officer or five percent beneficial owner, as the case may be.



                                                       Amount and Nature of
             Name of Beneficial Owner                Beneficial Ownership(1)     Percent of Class
-------------------------------------------------   -------------------------   -----------------
Directors and Executive Officers:
Donald J. Amaral                                          13,500                   *
William C. Baker                                          61,400                   *
David F. Benson                                          207,810(2)                *
Nancy G. Brinker                                           1,500                   *
Edward W. Brooke                                         229,229(3)                *
William G. Byrnes                                         80,182                   *
James P. Conn                                             15,062                   *
John C. Cushman, III                                     224,954                   *
C. Gerald Goldsmith                                        1,000                   *
Thomas J. Magovern                                        81,941                   *
Stephen E. Merrill                                         1,000                   *
Thomas M. Taylor                                       5,161,647(4)             3.4%
Gerald Tsai, Jr.                                          69,889                   *
Michael S. Benjamin                                      118,665                   *
Michael F. Bushee                                        120,316                   *
Laurie T. Gerber                                          28,665
------------------------                               ---------                ----
All Directors and current executive officers of        6,416,760(6)             4.2%
 The Meditrust Companies as a group

5% Stockholders:
Portfolio C Investors, L.P.                            2,990,809(7)
The Airlie Group, L.P.                                   269,633(8)
Annie R. Bass Grandson's Trust for Lee M. Bass           445,962(9)
Annie R. Bass Grandson's Trust for Sid. R. Bass          445,962(10)
The Bass Management Trust                                658,526(11)
Hyatt Anne Bass Successor Trust                          857,701(12)
Lee M. Bass, Inc.                                      2,294,211(13)
Peter Sterling                                           187,600
Samantha Sims Bass Successor Trust                       857,701(14)
Sid R. Bass, Inc.                                      2,294,211(15)
Thomas M. Taylor & Co.                                 1,901,205(16)
William P. Hallman, Jr.                                  140,002(17)               *

                                              Amount and Nature of
        Name of Beneficial Owner           Beneficial Ownership(1)     Percent of Class
----------------------------------------   -------------------------   -----------------
------------------------                        ------------                ------
 (as a Group)
                                                  13,343,523                  8.9%
 c/o W. Robert Cotham
 201 Main Street
 Suite 2600
 Fort Worth, Texas 76102

Former Director and Executive Officer:
Abraham D. Gosman                                    969,644(5)                  *

------------
* Less than 1%.

(1) Unless otherwise indicated, the number of Paired Shares stated as being owned beneficially includes (i) Paired Shares beneficially owned by spouses, minor children and/or other relatives in which the Director or officer may share voting power and (ii) any Paired Shares listed as being subject to options exercisable within 60 days of January 15, 1999.

(2) Does not include 120 Paired Shares owned by Mr. Benson's children, to which Mr. Benson disclaims any beneficial interest.

(3) Does not include 1,201 Paired Shares owned by Mr. Brooke's wife's IRA, 6,000 Paired Shares owned of record by Mr. Brooke as custodian for his son and 1,733 Paired Shares owned of record by Mr. Brooke as trustee for his grandchildren and 270 shares as custodian, as to which Paired Shares Mr. Brooke disclaims any beneficial interest.

(4) Mr. Thomas M. Taylor may be deemed to beneficially own the shares beneficially owned by Thomas M. Taylor & Co., Portfolio C Investors, L.P., Trinity I Fund, L.P. and the Airlie Group, L.P. The aggregate of all of such shares which Mr. Thomas M. Taylor may be deemed to beneficially own is 7,354,730.

(5) Mr. Gosman served as CEO of Operating Company until August 1998. Based on company filings prior to Mr. Gosman's resignation on August 3, 1998.

(6) Does not include an aggregate of 9,324 Paired Shares owned by or for parents, spouses or children, as to which Paired Shares the Directors or officers disclaim any beneficial interest.

(7) Mr. Thomas M. Taylor, solely in his capacity as the President and sole shareholder of the general partner of general partner of Trinity I Fund, L.P., the sole stockholder of the general partner of Portfolio C Investors, L.P., may also be deemed a beneficial owner of such shares.

(8) Mr. Thomas M. Taylor, solely in his capacity as President of the general partner of the Airlie Group, L.P.'s general partner, may also be deemed a beneficial owner of such shares.

(9) Mr. William P. Hallman, Jr., solely in his capacity as Trustee of the Annie R. Bass Grandson's Trust for Lee M. Bass, may also be deemed a beneficial owner of such shares.

(10) Mr. William P. Hallman, Jr., solely in his capacity as Trustee of the Annie R. Bass Grandson's Trust for Sid R. Bass, may also be deemed a beneficial owner of such shares.

(11) Mr. Perry R. Bass, solely in his capacity as sole Trustee and as one of two trustors of The Bass Management Trust, may also be deemed a beneficial owner of such shares.

(12) Panther City Investment Company, solely in its capacity as Trustee of the Hyatt Anne Bass Successor Trust, may also be deemed a beneficial owner of such shares.

(13) Mr. Lee M. Bass, solely in his capacity as President of Lee M. Bass, Inc., may also be deemed a beneficial owner of such shares.

(14) Panther City Investment Company, solely in its capacity as Trustee of the Samantha Sims Bass Successor Trust, may also be deemed a beneficial owner of such shares.

(15) Mr. Sid R. Bass, solely in his capacity as President of Sid R. Bass, Inc., may also be deemed a beneficial owner of such shares.

(16) Mr. Thomas M. Taylor, solely in his capacity as President of Thomas M. Taylor & Co., may also be deemed a beneficial owner of such shares.

(17) Such amount does not include shares held in Annie R. Bass Grandson's Trust for Lee M. Bass and Annie R. Bass Grandson's Trust for Sid R. Bass, for both of which Mr. Hallman serves as trustee.

The information reflected for certain beneficial owners listed under the heading "5% Shareholders" is based on statements and reports filed with the SEC on February 10, 1999 and furnished to The Meditrust Companies by such holders. No independent investigation concerning the accuracy thereof has been made by The Meditrust Companies.

                                 OTHER MATTERS

     As of the date of this Joint Proxy Statement, The Meditrust Companies' Boards of Directors know of no matters that will be presented for consideration at the respective meetings other than as described in this Joint Proxy Statement. If any other matters shall properly come before the Meditrust Meeting or the Operating Company Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote in accordance with the recommendation of the management of Meditrust or Operating Company.


                         FUTURE STOCKHOLDER PROPOSALS

     Any Meditrust or Operating Company stockholder who intends to submit a proposal for inclusion in the proxy materials for the 1999 annual meetings of stockholders of Meditrust or Operating Company must have submitted such proposal in writing to the respective Secretary of Meditrust or Operating Company by January 21, 1999, if the proposal is to be considered for inclusion in the Joint Proxy Statement of Meditrust and Operating Company and the form of proxy relating to those meetings. The Meditrust Companies' By-laws include advance notice and other requirements regarding proposals for stockholder action at stockholders' meetings other than those proposed by the Boards of Directors. A copy of the By-laws of either Meditrust or Operating Company may be obtained by written request addressed to the respective Secretary at the address set forth below.

     SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement for an annual meeting.


                      WHERE YOU CAN FIND MORE INFORMATION

     The Meditrust Companies file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."


     The Meditrust Companies' SEC filings are also available through their website at "http://www.reit.com." or by contacting their Investor Relations Departments at the addresses and phone numbers listed below:



   Meditrust Corporation         Meditrust Operating Company
   197 First Avenue, Suite 300   197 First Avenue, Suite 100
   Needham, MA 02494             Needham, MA 02494
   Attn: Investor Relations      Attn: Investor Relations
   Tel: (781) 433-6000           Tel: (781) 453-8062

     If you would like to request documents from us, please do so by        ,
1999 to receive them before the Meditrust Meeting or Operating Company Meeting. You should rely only on the information contained or incorporated by reference in this Joint Proxy Statement to vote on The Meditrust Companies' proposals. We have not authorized anyone to provide you with information that is different from what is contained in this Joint Proxy Statement. This Joint Proxy
Statement is dated        , 1999. You should not assume that the information
contained in this Joint Proxy Statement is accurate as of any date other than such date, and the mailing of this Joint Proxy Statement to shareholders shall not create any implication to the contrary.

                                    ANNEX A


                                    FORM OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             MEDITRUST CORPORATION

     Meditrust Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     1. The Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 23, 1979 (the "Original Certificate of Incorporation") under the name "Santa Anita Realty Enterprises, Inc." The name of the Corporation was changed to Meditrust Corporation on November 5, 1997, by way of amendment to the Original Certificate of Incorporation. A Restated Certificate of Incorporation (the "Second Certificate") was filed with the Secretary of State of the State of Delaware on March 2, 1998 restating and integrating the Corporation's certificate of incorporation as theretofore amended and supplemented.

     2. This Amended and Restated Certificate of Incorporation (the "Certificate") amends, restates and integrates the Corporation's Certificate of Incorporation as heretofore amended and supplemented. The Certificate was duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law, as amended from time to time (the "DGCL"), and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the DGCL.

     3. The text of the Second Certificate, as amended to date, is hereby amended and restated in its entirety to provide as herein set forth in full:

     FIRST. Name. The name of the Corporation is Meditrust Corporation.

     SECOND. Registered Office. The address of its registered office in the State of Delaware is 1013 Centre Road, Suite 300 in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

     THIRD. Purposes. The nature of the business or purposes to be conducted or promoted is:

          To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to do all things and exercise all powers, rights and privileges which a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the State of Delaware.

     FOURTH. Capitalization.

     SECTION 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 561,000,000, of which 500,000,000 shares of the par value of $.10 each are to be a class designated Common Stock, 6,000,000 shares of the par value of $.10 each are to be of a class designated Preferred Stock, 30,000,000 shares of the par value of $.10 each are to be of a class designated Series Common Stock and 25,000,000 of the par value $.10 each are to be of a class designated Excess Stock.

     SECTION 2. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation, or any duly authorized committee thereof, is hereby authorized to fix or authorize the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or all or any of them and such other rights specified by the Board of Directors of the Corporation and not prohibited by law.

     SECTION 3. The shares of Series Common Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Series Common Stock and the number of shares constituting any such series and the designation thereof, or all or any of them.

     SECTION 4. (a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote.

       (b) Except as otherwise required by law, holders of a series of Preferred Stock or Series Common Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any Certificate of Designation relating to such series).

       (c) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors of the Corporation in its discretion shall determine.

       (d) Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of the Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

     SECTION 5. The terms and conditions applicable to shares of Excess Stock are set forth in Article Thirteenth hereof.

     FIFTH. [DELETED].

     SIXTH. By-laws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized, without stockholder approval, to make, alter or repeal the by-laws of the Corporation.

     SEVENTH. Right to Amend Certificate. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     EIGHTH. [DELETED].

     NINTH:


Part 1. Vote Required for Certain Business Combinations

     1.1. Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or any other Article of this Certificate of Incorporation, and except as otherwise expressly provided in Part 2 of this Article Ninth:

       (a) any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

       (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $5,000,000 or more; or

       (c) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $5,000,000 or more, other than the issuance of securities by the Corporation or any Subsidiary upon the conversion of convertible securities of the Corporation or any Subsidiary into stock of the Corporation or any Subsidiary; or

       (d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

       (e) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder;

shall require the affirmative vote of the holders of at least (a) 80% of the combined voting power of the then outstanding shares of stock of all classes and series of the Corporation entitled to vote in the election of directors (the "Voting Stock"), and (b) a majority of the combined voting power of the then outstanding shares of Voting Stock held by persons who are Disinterested Stockholders, provided, however, that the majority vote requirement of this clause (b) shall not be applicable if the Business Combination is approved by the affirmative vote of the holders of not less than 90% of combined voting power of the then outstanding shares of Voting Stock. The foregoing affirmative vote requirements are hereinafter referred to as the "Special Vote Requirement." The Special Vote Requirement shall be applicable notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     1.2. Definition of "Business Combination." The term "Business Combination" as used in this Article Ninth shall mean any transaction which is referred to in any one or more of clauses (a) through (e) of Section 1.1.


Part 2. When Special Vote Requirement Is Not Applicable

     The provisions of Part 1 of this Article Ninth shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other Article of this Certificate of Incorporation, if all of the conditions specified in either of the following Sections 2.1 and 2.2 are met:

     2.1. Approval by Continuing Directors. The Business Combination shall have been approved by a majority of the Continuing Directors.

     2.2. Price and Procedural Requirements. All of the following conditions shall have been met:

       (a) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of (i) the highest price paid for any share of Common Stock by any person who is an Interested Stockholder within the two-year period immediately prior to the time of the first public announcement of the proposed Business Combination (the "Announcement Date") or in the transaction in which such person became an Interested Stockholder, whichever price is the higher; or (ii) the Fair Market Value per share of the Corporation's Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher. The price paid for any share of Common Stock shall be the amount of cash plus the Fair Market Value of any other consideration to be received therefor, determined at the time of payment thereof.

       (b) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received in such Business Combination by holders of securities of the Corporation other than Common Stock shall be at least equal to the higher of (i) if applicable, the highest preferential amount to which the holders of such securities are entitled in the event of any voluntary liquidation, dissolution or winding up of the Corporation, (ii) the highest price paid for any of such securities by any person who is an Interested Stockholder within the two-year period immediately prior to the Announcement Date or in the transaction in which such person became an Interested Stockholder, whichever price is higher, (iii) the Fair Market Value of such securities on the Announcement Date or the Determination Date, whichever is higher, or (iv) if such securities are convertible into or exchangeable for shares of Common Stock, the amount per share of such Common Stock determined pursuant to the foregoing paragraph (a) reduced by any amount payable by the holders of such securities in accordance with the terms of such securities, per share, upon such conversion or exchange, multiplied by the total number of shares of Common Stock into which or for which such securities are convertible or exchangeable.

       (c) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same forms the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form of consideration used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

       (d) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (i) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (ii) such Interested Stockholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

       (e) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

       (f) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).


Part 3. Certain Definitions

     For the purposes of this Article Ninth:

     3.1. A "person" shall mean any individual, firm, corporation, partnership, trust or other entity.

     3.2. "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

       (a) is the beneficial owner, directly or indirectly, of more than 10% of the combined voting power of the then outstanding Voting Stock; or

       (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the combined voting power of the then outstanding Voting Stock; or

       (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

     3.3. A person shall be a "beneficial owner" of any Voting Stock:

       (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

       (b) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or

       (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

     3.4. For the purposes of determining whether a person is an Interested Stockholder pursuant to Section 3.2, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Section 3.3 but shall not include any other shares of Voting Stock which may be issuable to other persons pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     3.5. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1984.

     3.6. "Subsidiary" means any corporation of which more than a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for purposes of the definition of Interested Stockholder set forth in Section 3.2, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary, or by the Corporation and one or more Subsidiaries.

     3.7. "Continuing Director" means any member of the Board of Directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested Stockholder and was a member of the Board of Directors of the Corporation prior to the time that the Interested Stockholder became an Interested Stockholder and any successor of a Continuing Director who is unaffiliated with, and not a nominee of, the Interested Stockholder and who is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board of Directors of the Corporation.

     3.8. "Disinterested Stockholder" means a holder of Voting Stock who is not an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder and whose shares are not deemed owned by an Interested Stockholder through application of Section 3.3.

     3.9. "Fair Market Value" means: (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of stock of any class of securities not traded on any securities exchange or in the over-the-counter market or in the case of property other than cash or stock, the Fair Market Value of such securities or property on the date in question as determined by a majority of the Continuing Directors in good faith. If the stock is paired for purposes of trading with that of any other corporation, the Fair Market Value of the paired stock shall be determined pursuant to the pairing or other agreement which provides for the determination of the relative values of the stock of the Corporation and the stock of such other corporation, after determining the Fair Market Value of the paired stock as set forth above.

     3.10. In the event of any Business Combination in which the Corporation survives, the phrase "consideration to be received" as used in Sections 2.2(a),
(b) and (c) shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

Part 4. Directors' Duty to Determine Certain Facts

     The majority of the Continuing Directors of the Corporation shall have the power and duty to determine for the purpose of this Article Ninth, on the basis of information known to them after reasonable inquiry, all facts necessary to determine the applicability of the various provisions of this Article Ninth, including (A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether the requirements of
Section 2.2 have been met with respect to any Business Combination, and (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $5,000,000 or more; and the good faith determination of a majority of the Continuing Directors shall be conclusive and binding for all purposes of this Article Ninth.


Part 5. No Effect on Fiduciary Obligations of Interested Stockholders

     Nothing contained in this Article Ninth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.


Part 6. Amendment, Repeal, Inconsistent Provisions

     Notwithstanding any other provisions of law or of this Certificate of Incorporation or the by-laws of the Corporation which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of securities which may be required by law or by this Certificate of Incorporation, any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article Ninth of this Certificate of Incorporation shall require for approval the affirmative vote of at least (a) 80% of the combined voting power of the then outstanding Shares of Voting Stock and (b) a majority of the combined voting power of the then outstanding shares of Voting Stock held by persons who are Disinterested Stockholders, provided that the majority vote requirement of this clause (b) shall not be applicable if the proposal is approved by the affirmative vote of not less than 90% of the combined voting power of the then outstanding shares of Voting Stock.

     TENTH:

       (a) The number of directors shall be as provided in the by-laws. The Board of Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III, such classes to be as nearly equal in number as possible and to have the number provided in the by-laws. At the annual meeting of stockholders in 1986, Directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, Directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and Directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. Thereafter at each annual meeting of stockholders, directors shall be chosen for a term of three years to succeed those whose terms then expire and shall hold office until the third following annual meeting of stockholders and until the election of their respective successors. Any vacancy on the Board of Directors of the Corporation, whether arising through death, resignation or removal of a director or through an increase in the number of directors of any class, shall be filled by a majority vote of all the remaining directors. The term of office of any director elected to fill such a vacancy shall expire at the expiration of the term of office of directors of the class in which the vacancy occurred. Notwithstanding any other provision of this Article, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock or other securities of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the term of office, the filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and unless the terms of this Certificate of Incorporation expressly provide otherwise, such directorships shall be in addition to the number of directors provided in the by-laws and such directors shall not be classified pursuant to this Article.

       (b) Any action required or permitted to be taken by holders of stock of the Corporation must be taken at a meeting of such holders and may not be taken by consent in writing. The by-laws of the Corporation may be amended by the stockholders only by the affirmative vote of at least 80% of the voting power of the Corporation. Notwithstanding any other provision of law or of this Certificate of Incorporation or the by-laws of the Corporation which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of securities which may be required by law or by this Certificate of Incorporation, any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article Tenth shall require for approval the affirmative vote of at least 80% of the voting power of the Corporation.

     ELEVENTH:

     The Board of Directors of the Corporation shall base the response of this Corporation to any proposed Business Combination on the evaluation of the Board of Directors of the Corporation of what is in the best interest of this Corporation. In evaluating what is in the best interest of this Corporation, the Board of Directors of the Corporation shall consider:

       (a) The best interest of the stockholders. For this purpose, the Board shall consider among other factors, not only the consideration offered in the proposed Business Combination in relation to the then current market price of this Corporation's stock, but also in relation to the then current value of this Corporation in a freely negotiated transaction and in relation to the then current estimate of the Board of Directors of the Corporation of the future value of this Corporation as an independent entity; and

       (b) Such other factors as the Board of Directors of the Corporation determines to be relevant, including, among other factors, the social, legal and economic effects on the communities in which this Corporation and its subsidiaries operate and are located.

     TWELFTH:

     To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as director.

     Any repeal or modification of this Article shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

     THIRTEENTH:

     Section 13.1 Restrictions on Ownership and Transfer of Equity Stock.

        (a) Definitions. For purposes of this Article Thirteenth and Article Fourteenth, the following terms shall have the meanings set forth below:

     "Beneficial Ownership" shall mean, with respect to any Person, ownership of shares of Equity Stock equal to the sum of (i) the shares of Equity Stock directly or indirectly owned by such Person, (ii) the number of shares of Equity Stock treated as owned directly or indirectly by such Person through the application of the constructive ownership rules of Section 544 of the Internal Revenue Code of 1986, as amended (the "Code"), as modified by Section 856(h)(1)(B) of the Code, and (iii) the number of shares of Equity Stock which such Person is deemed to beneficially own pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, however, that for the purposes of calculating the foregoing, no share shall be counted more than once. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

     "Beneficiary" shall mean, with respect to any Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses
(vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 13.2(d).

     "Common Stock" shall mean the common stock, par value $.10 per share of the Corporation.

     "Constructive Ownership" shall mean ownership of shares of Equity Stock by a Person who is or would be treated as a direct or indirect owner of such shares of Equity Stock through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

     "Equity Stock" shall mean the Common Stock and the Preferred Stock, par value $.10 per share of the Corporation.

     "Look-Through Entity" shall mean a Person that is either (i) a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code as modified by Section 856(h)(3) of the Code or (ii) registered under the Investment Company Act of 1940.

     "Look-Through Ownership Limit" shall mean, with respect to a class or series of Equity Stock, 9.8% of the number of outstanding shares of such Equity Stock.

     "Market Price" on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Equity Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc. or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors of the Corporation making a market in the shares of Equity Stock. In the case of Equity Stock that is paired, "Market Price" shall mean the "Market Price" for paired shares multiplied by a fraction (expressed as a percentage) determined by dividing the value for such Equity Stock most recently determined under Section 14.2(c) by the value of a paired share most recently determined under Section 14.2(c) (the "Valuation Percentage").

     "Non-Transfer Event" shall mean an event (other than a purported Transfer) that would (a) cause any Person (other than a Look-Through Entity) to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, (b) cause any Look-Through Entity to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Look-Through Ownership Limit, (c) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, (d) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (e) cause the Corporation to Constructively Own 10% or more of the ownership interest in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code. Non-Transfer Events include but are not limited to (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares of Equity Stock or (ii) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for shares of Equity Stock that results in changes in Beneficial Ownership or Constructive Ownership of shares of Equity Stock.

     "Operating Company" shall mean Meditrust Operating Company.

     "Operating Company Common Stock" shall mean the common stock, par value $.10 per share of Operating Company.

     "Operating Company Equity Stock" shall mean Operating Company Common Stock and preferred stock of any designation, par value $.10 per share of Operating Company.

     "Ownership Limit" shall mean, with respect to any class or series of Equity Stock, 9.25% of the number of outstanding shares of such class or series of Equity Stock. For purposes of computing the percentage of shares of any class or series of Equity Stock of the Corporation that is Beneficially Owned by any Person, any shares of Equity Stock of the Corporation which are deemed to be Beneficially Owned by such Person pursuant to Rule 13d-3 of the Exchange Act but which are not outstanding shall be deemed to be outstanding.

     "Pairing Agreement" shall mean the Pairing Agreement, dated as of December 20, 1979, by and between Santa Anita Realty Enterprises, Inc. (the predecessor of the Corporation) and Santa Anita Operating Company (the predecessor of Operating Company), as amended from time to time in accordance with the provisions thereof.

     "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 13.2(h).

     "Person" shall mean (a) an individual or any corporation, partnership, estate, trust, association, private foundation, joint stock company, limited liability company or any other entity and (b) a "group" as that term is defined for purposes of Rule 13d-5 of the Exchange Act.

     "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from being or becoming the owner of record title to shares of Equity Stock by the provisions of Section 13.2(a).

     "Restriction Termination Date" shall mean the first day on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify under the Code as a real estate investment trust (a "REIT").

     "Trading Day" shall mean a day on which the principal national securities exchange on which shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if shares of Equity Stock are not listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Transfer" (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares of Equity Stock, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

     "Trust" shall mean any separate trust created and administered in accordance with the terms of Section 13.2, for the exclusive benefit of any Beneficiary.

     "Trustee" shall mean any Person or entity unaffiliated with both the Corporation and any Prohibited Owner designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof. The Trustee shall be designated by the Corporation and Operating Company in accordance with Article Fourteenth.

     (b) Restriction on Ownership and Transfer.

         (i) Except as provided in Section 13.1(d), until the Restriction Termination Date, (i) no Person (other than a Look-Through Entity) shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Ownership Limit and no Look-Through Entity shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Look-Through Ownership Limit, (ii) any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in any Person (other than a Look-Through Entity) Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such shares of Equity Stock, and (iii) any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in any Look-Through Entity Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Look-Through Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Look-Through Entity in excess of the Look-Through Ownership Limit and the intended transferee shall acquire no rights in such shares of Equity Stock.

         (ii) Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares of Equity Stock that would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such shares of Equity Stock.

         (iii) Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) of shares of Equity Stock that, if effective, would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the real property of the Corporation or any direct or indirect subsidiary (whether a corporation, partnership, limited liability company or other entity) of the Corporation (a "Subsidiary"), within the meaning of
Section 856(d)(2)(B) of the Code, shall be void ab initio as to the Transfer of that number of shares of Equity Stock that would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the real property of the Corporation or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code, and the intended transferee shall acquire no rights in such shares of Equity Stock.

         (iv) Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in the shares of capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of
Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such shares of Equity Stock.

       (c) Owners Required to Provide Information. Until the Restriction Termination Date:

         (i) Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding shares of any class or series of Equity Stock of the Corporation shall, within 30 days after January 1 of each year, provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request to ensure compliance with the restrictions in this Section 13.1.

         (ii) Each Person who is a Beneficial Owner or Constructive Owner of shares of Equity Stock and each Person (including the stockholder of record) who is holding shares of Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation a written statement or affidavit stating such information as the Corporation may request in order to determine the Corporation's status as a REIT and to ensure compliance with the Ownership Limit or the Look-Through Ownership Limit, as the case may be.

       (d) Exception. The Board of Directors of the Corporation, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel in each case to the effect that the restrictions contained in subsections (b)(ii) through (iv) of this Section 13.1 would not be violated, may exempt a Person from the Ownership Limit or Look-Through Ownership Limit, provided that (A) the Board of Directors of the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person's Beneficial Ownership or Constructive Ownership of shares of Equity Stock will (i) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code,
(ii) result in the Corporation being "closely held" within the meaning of
Section 856(h) of the Code or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interests in the real property of a tenant of the Corporation or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code and (B) such Person agrees in writing that any violation or attempted violation of the Ownership Limit or Look-Through Ownership Limit will result in the conversion of such shares into shares of Excess Stock pursuant to Section 13.2(a).

       (e) New York Stock Exchange Transactions. Notwithstanding any provision contained herein to the contrary, nothing in this Certificate of Incorporation shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

     Section 13.2. Excess Stock.

     (a) Conversion into Excess Stock.

         (i) If, notwithstanding the other provisions contained in this Article Thirteenth, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than a Look-Through Entity) would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit or such that any Person that is a Look-Through Entity would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Look-Through Ownership Limit, then, (i) except as otherwise provided in Section 13.1(d), the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Equity Stock which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as the case may be, (ii) such number of shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as the case may be, (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock and transferred to a Trust in accordance with Section 13.2(d) and (iii) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee of the Trust. Such conversion into Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

         (ii) If, notwithstanding the other provisions contained in this Article Thirteenth, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interest in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code, then (x) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the shares of Equity Stock with respect to which such Non-Transfer Event occurred, shall be deemed to be a Prohibited Owner and shall cease to own any right or interest) in such number of shares of Equity Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, (B) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code or (C) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code, (y) such number of shares of Equity Stock (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock and transferred to a Trust in accordance with Section 13.2(d) and (z) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee of the Trust. Such conversion into Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

         (iii) Upon the occurrence of such a conversion of shares of any class or series of Equity Stock into an equal number of shares of Excess Stock, such shares of Equity Stock shall be automatically retired and canceled, without any action required by the Board of Directors of the Corporation, and shall thereupon be restored to the status of authorized but unissued shares of the particular class or series of Equity Stock from which such Excess Stock was converted and may be reissued by the Corporation as that particular class or series of Equity Stock.

         (iv) Upon the conversion into Excess Shares (pursuant to the Certificate of Incorporation of Operating Company) of any shares of any class or series of Operating Company stock that are paired with a class or series of shares of Equity Stock, pursuant to Article Fourteenth, such shares of Equity Stock shall likewise be converted into an equal number of shares of Excess Stock and be paired with such converted shares of Operating Company, pursuant to Article Fourteenth.

       (b) Remedies for Breach. If the Corporation, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 13.1(b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of Section 13.1(b), the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

       (c) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 13.1(b), or any Person who owns shares of Equity Stock that were converted into shares of Excess Stock and transferred to a Trust pursuant to subsections (a) and (d) of this Section 13.2, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non-Transfer Event, as the case may be, on the Corporation's status as a REIT.

       (d) Ownership in Trust. Upon any Transfer or Non-Transfer Event that results in Excess Stock pursuant to Section 13.2(a), such Excess Stock shall be automatically transferred to a Trust to be held for the exclusive benefit of the Beneficiary. The Corporation and the Operating Company shall name a Beneficiary for each Trust. Any conversion of shares of Equity Stock into shares of Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event that results in the conversion. Shares of Excess Stock so held in trust shall remain issued and outstanding shares of stock of the Corporation.

       (e) Dividend Rights. Each share of Excess Stock shall be entitled to the same dividends and distributions (as to both timing and amount) as may be declared by the Board of Directors of the Corporation as shares of the class or series of Equity Stock from which such Excess Stock was converted. The Trustee, as record holder of the shares of Excess Stock, shall be entitled to receive all dividends and distributions and shall hold all such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to such shares of Excess Stock shall repay to the Trust the amount of any dividends or distributions received by it (i) that are attributable to any shares of Equity Stock that have been converted into shares of Excess Stock and (ii) the record date of which was on or after the date that such shares were converted into shares of Excess Stock. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of this Article Thirteenth, would Constructively Own or Beneficially Own the shares of Equity Stock that were converted into shares of Excess Stock; and, as soon as reasonably practicable following the Corporation's receipt or withholding thereof, shall pay over to the Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

       (f) Rights upon Liquidation. In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Excess Stock shall be entitled to receive, ratably with each other holder of shares of Equity Stock of the same class or series from which the Equity Stock was converted, that portion of the assets of the Corporation that is available for distribution to the holders of such class or series of Equity Stock. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the conversion of the shares into shares of Excess Stock, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock (which, in the case of Equity Stock that is paired, shall equal the price per paired share multiplied by the most recent Valuation Percentage) and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the conversion of the shares into shares of Excess Stock, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

       (g) Voting Rights. Each share of Excess Stock shall entitle the holder to the number of votes the holder would have, if such share of Excess Stock was a share of Equity Stock of the same class or series from which such

Excess Stock was converted, on all matters submitted to a vote at any meeting of stockholders. The holders of shares of Excess Stock converted from the same class or series of Equity Stock shall vote together with the holders of such Equity Stock as a single class on all such matters. The Trustee, as record holder of the Excess Stock, shall be entitled to vote all shares of Excess Stock. Any vote by a Prohibited Owner as a purported holder of shares of Equity Stock prior to the discovery by the Corporation that the shares of Equity Stock have been converted into shares of Excess Stock shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such shares of Excess Stock, and the Prohibited Owner shall be deemed to have given, as of the close of trading on the Trading Day prior to the date of the purported Transfer or Non-Transfer Event that results in the conversion of the shares of Equity Stock into shares of Excess Stock and the transfer of such shares to a Trust pursuant to subsections (a) and (d) of this Section 13.2, an irrevocable proxy to the Trustee to vote the shares of Excess Stock in the manner in which the Trustee, in its sole and absolute discretion, desires.

     (h) Designation of Permitted Transferee.

         (i) The Trustee shall have the exclusive and absolute right to designate one or more Permitted Transferees of any and all shares of Excess Stock if the Corporation fails to exercise its option with respect to such shares pursuant to Section 13.2(j) hereof within the time period set forth therein. As soon as practicable, but in an orderly fashion so as not to materially adversely affect the Market Price of the shares of Excess Stock, the Trustee shall designate any one or more Persons as Permitted Transferees; provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the shares of Excess Stock (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) and (ii) the Permitted Transferee so designated may acquire such shares of Excess Stock without violating any of the restrictions set forth in Section 13.1(b) and without such acquisition resulting in the conversion of the shares of Equity Stock so acquired into shares of Excess Stock and the transfer of such shares to a Trust pursuant to subsections (a) and (d) of this Section 13.2.

         (ii) Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this Section 13.2(h), the Trustee shall cause to be transferred to the Permitted Transferee that number of shares of Excess Stock acquired by the Permitted Transferee. Upon such transfer of the shares of Excess Stock to the Permitted Transferee, such shares of Excess Stock shall be automatically converted into an equal number of shares of Equity Stock of the same class and series from which such Excess Stock was converted. Upon the occurrence of such a conversion of shares of Excess Stock into an equal number of shares of Equity Stock, such shares of Excess Stock shall be automatically retired and canceled, without any action required by the Board of Directors of the Corporation, and shall thereupon be restored to the status of authorized but unissued shares of Excess Stock and may be reissued by the Corporation as Excess Stock.

         (iii) The Trustee shall (i) cause to be recorded on the stock transfer books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock, and (ii) distribute to the Beneficiary any and all amounts held with respect to the shares of Excess Stock after making payment to the Prohibited Owner pursuant to Section 13.2(i).

         (iv) If the Transfer of shares of Excess Stock to a purported Permitted Transferee shall violate any of the transfer restrictions set forth in Section 13.1(b), such Transfer shall be void ab initio as to that number of shares of Excess Stock that cause the violation of any such restriction when such shares are converted into shares of Equity Stock (as described in subsection (h)(ii) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such shares of Excess Stock or Equity Stock. Such shares of Equity Stock shall be automatically reconverted into Excess Stock and transferred to the Trust from which they were originally Transferred. Such conversion and transfer to the Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Article Thirteenth shall apply to such shares, including, without limitation, the provisions of subsections (h) through (j) of this
Section 13.2 with respect to any future Transfer of such shares by the Trust.

       (i) Compensation to Record Holder of Shares of Equity Stock that are Converted into Shares of Excess Stock. Any Prohibited Owner shall be entitled (following discovery of the shares of Excess Stock and subsequent designation of the Permitted Transferee in accordance with Section 13.2(h) or following the acceptance of the offer to purchase such shares in accordance with Section 13.2(j) to receive from the Trustee following the sale or other disposition of such shares of Excess Stock the lesser of (i)(a) in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the conversion of such shares into shares of Excess Stock, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) and (b) in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the conversion of such shares into shares of Excess Stock, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer or
(ii) the price per share (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) received by the Trustee from the sale or other disposition of such shares of Excess Stock in accordance with this Section 13.2(i) or Section 13.2(j). Any amounts received by the Trustee in respect of such shares of Excess Stock and in excess of such amounts to be paid the Prohibited Owner pursuant to this Section 13.2(i) shall be distributed to the Beneficiary in accordance with the provisions of Section 13.2(h). Each Beneficiary and Prohibited Owner shall waive any and all claims that it may have against the Trustee and the Trust arising out of the disposition of shares of Excess Stock, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this
Section 13.2 by, such Trustee or the Corporation.

       (j) Purchase Right in Excess Stock. Shares of Excess Stock shall be deemed to have been offered for sale to the Corporation or its designee, at a price per share equal to the lesser of (i) the price per share (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) in the transaction that created such shares of Excess Stock (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) or (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of 90 days following the later of (a) the date of the Non-Transfer Event or purported Transfer which results in such shares of Excess Stock or (b) the date on which the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in shares of Excess Stock previously has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 13.2(c).

     Section 13.3. Remedies Not Limited. Nothing contained in this Article Thirteenth shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT and to ensure compliance with the requirements of Article Fourteenth and
Section 13.1.

     Section 13.4. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article Thirteenth, including any definition contained in Section 13.1(a), the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Article Thirteenth with respect to any situation based on the facts known to it.

     Section 13.5. Legend. Each certificate for shares of Equity Stock shall bear the following legend:

     "The shares of Meditrust Corporation and Meditrust Operating Company represented by this combined certificate are subject to restrictions in the respective Certificates of Incorporation of each company which prohibit (a) any Person (other than a Look-Through Entity) (as such terms are defined in the respective Certificates of Incorporation of each company) from Beneficially Owning or Constructively Owning (as these terms are defined in the respective Certificates of Incorporation of each company) in excess of 9.25% of the number of outstanding shares of any class or series of Equity Stock (as that term is defined in the respective Certificates of Incorporation of each company), (b) any Look-Through Entity from Beneficially Owning or Constructively Owning in excess of 9.8% of the number of outstanding shares of any class or series of Equity Stock, (c) any Person from acquiring or maintaining any ownership interest in the stock of either company that is inconsistent with (i) the requirements of the Internal Revenue Code of 1986, as amended, pertaining to real estate investment trusts or (ii) Article Thirteenth of the respective Certificates of Incorporation of each company and (d) any transfer of shares of any class or series of Equity Stock of either company that are paired pursuant to Article Fourteenth of the respective Certificates of Incorporation of each company, except in combination with an equal number of shares of the other company in accordance with the respective Certificates of Incorporation of each company, copies of which are on file with the transfer agent named on the face hereof, and the holder of this certificate by his acceptance hereof consents to be bound by such restrictions.

     Meditrust Corporation and Meditrust Operating Company will furnish without charge to each stockholder who so requests a copy of the relevant provisions of the respective Certificates of Incorporation of each company and a copy of the provisions setting forth the designations, preferences, privileges and rights of each class of stock or series thereof that each company is authorized to issue and the qualifications, limitations and restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of either company or to the transfer agent named on the face hereof."

     Section 13.6 Severability. Each provision of this Article Thirteenth shall be severable and an adverse determination as to any such provision shall be in no way affect the validity of any other provision.

     FOURTEENTH:

     Section 14.1 Transfer of Shares. Until the restrictions and limitations set forth in this Article Fourteenth shall have been terminated in the manner hereinafter provided:

       (a) Except as provided herein, no shares of Equity Stock shall be transferable, and they shall not be transferred on the books of the Corporation, unless (i) a simultaneous transfer is made by the same transferor to the same transferee, or (ii) such transferor has previously arranged with Operating Company for the transfer to the transferee, of the same number of shares of Operating Company Equity Stock, except that Operating Company may transfer shares of Equity Stock acquired by it from the Corporation to a person to whom Operating Company simultaneously issues the same number of shares of Operating Company Equity Stock.

       (b) Except as provided herein, each certificate evidencing ownership of shares of Equity Stock shall be deemed to evidence, in addition, the same number of shares of Operating Company Equity Stock.

       (c) Notwithstanding the foregoing, any shares of Equity Stock issued after the date of the filing of this Certificate, which are issued on an unpaired basis by the Corporation pursuant to the terms of Section 14.7 of this Certificate may be transferred without compliance with Section 14.1(a) or
Section 14.3 and may be evidenced solely by a certificate which is not deemed to evidence a like number of shares of Operating Company Equity Stock as required by Section 14.1(b).

     Section 14.2 Issuance of Shares. Until such time as the pairing of the outstanding shares of Common Stock and the outstanding shares of Operating Company Common Stock in accordance with this Article Fourteenth (the "Pairing" and each paired share a "Paired Share") shall have been terminated in the manner herein provided:

       (a) Except as provided herein, the Corporation shall not issue or agree to issue any shares of Equity Stock to any person except Operating Company unless effective provision has been made for the simultaneous issuance or transfer to the same person of the same number of shares of Operating Company Equity Stock and for the pairing of such shares of the Corporation and Operating Company and unless the Corporation and Operating Company have agreed on the manner and basis of allocating the consideration to be received upon such issuance between the Corporation and Operating Company or, if allocation of such consideration between them is not practicable, on the payment by one company to the other of cash or other consideration in lieu thereof. Any such allocation or payment shall be based on the respective fair market values of the Equity Stock and the Operating Company Equity Stock.

       (b) As desired from time to time, but not less often than once each calendar year, the Corporation and Operating Company shall jointly arrange for the determination of the fair market value as of a date specified by the Corporation and Operating Company (the "valuation date") of the shares of Operating Company Common Stock outstanding on the valuation date. The amount so determined (the "fair market value of the Operating Company Shares") shall thereafter be used in all calculations pursuant to this Section 14.2 until a new determination is made. The fair market value of each share of Common Stock shall be determined by subtracting the fair market value of one Operating Company Common Stock from the average of the closing sale prices of a Paired Share over the principal exchange on which the Paired Shares are listed, or if not listed, then the average of the last bid prices in the over-the-counter market during the ten business days prior to any date of determination of the fair market value of Common Stock.

     Section 14.3 Stock Certificates; Transfer Agents and Registrars. Until such time as the Pairing shall have been terminated in the manner herein provided, except in the case of shares of Equity Stock issued to Operating Company or Equity Stock issued pursuant to Section 14.7, each certificate which is issued evidencing shares of Equity Stock shall be printed "back-to-back" with a certificate evidencing the same number of Operating Company Equity Stock, shall bear a conspicuous legend (on the face thereof) referring to the restrictions on the transfer of the shares evidenced thereby contained in the bylaws of the Corporation, and shall be in a form which satisfies the requirements of the laws of Delaware and which has been approved by the Board of Directors of the Corporation.

     Section 14.4 Stock Dividends, Reclassifications, etc. Until such time as the Pairing shall have been terminated in the manner herein provided, the Corporation shall not declare or pay any stock dividend consisting in whole or in part of Equity Stock, issue any rights or warrants to purchase any shares of Stock, or subdivide, combine or otherwise reclassify the shares of Equity Stock, unless Operating Company simultaneously takes the same or equivalent action with respect to the Operating Company Equity Stock, to the end that the outstanding shares of Equity Stock and Operating Company Equity Stock will at all times be effectively paired on a one-for-one basis as contemplated herein.

     Section 14.5 Shares in Excess of the Ownership Limit or in Violation of the Transfer Restrictions; Designation of Trustee and Beneficiaries. Until such time as the Board of Directors of the Corporation determines that it is no longer in the best interest of the Corporation to attempt to, or continue to, qualify under the Code, as a REIT:

       (a) Upon the conversion of a share of any class or series of Equity Stock of the Corporation into a share of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth, if such share of Equity Stock was paired prior to its conversion into Excess Stock, the corresponding paired share of that same class or series of Equity Stock of Operating Company shall be simultaneously converted into a share of Excess Stock of Operating Company; such shares of Excess Stock of the Corporation and Operating Company shall be paired and shall be simultaneously transferred to a trust established by the Corporation and Operating Company for such purpose (a "Trust").

       (b) Upon the conversion of a share of Excess Stock of the Corporation into a share of Equity Stock of the Corporation of the same class or series from which such Excess Stock was converted in accordance with the provisions of Article Thirteenth, if such share of Excess Stock was paired prior to its conversion from Equity Stock into Excess Stock, the corresponding paired share of Excess Stock of Operating Company shall be simultaneously converted into a share of Equity Stock of Operating Company of the same class or series from which such Excess Stock was converted and such shares of Equity Stock shall be paired.

       (c) With respect to an offer made by the Trust to the Corporation to purchase shares of Excess Stock from a Trust pursuant to Article Thirteenth, in the case of shares of Excess Stock that are paired, the Corporation shall accept such offer with respect to its shares of Excess Stock without the agreement of Operating Company to accept such offer with respect to the corresponding paired shares of its Excess Stock.

       (d) The Trustee of each Trust shall be designated by mutual agreement of the Board of Directors of the Corporation and the Board of Directors of Operating Company.

       (e) The Beneficiary with respect to each Trust shall be designated by mutual agreement of the Board of Directors of the Corporation and the Board of Directors of Operating Company.

       (f) At such time that the Board of Directors of the Corporation no longer deems it in the best interests of the Corporation to attempt to, or continue to, qualify under the Code as a REIT, it shall notify the Board of Directors of Operating Company in writing of such determination and the Ownership Limit and the Transfer Restrictions shall cease to have effect, as provided in Article Thirteenth.

     Section 14.7 Unpaired Shares.

       (a) Shares of capital stock of any class or series, irrespective of whether such shares are convertible into Paired Shares, may be issued by the Corporation to any person without effective provision for the simultaneous issuance or transfer to the same person of the same number of shares of that same class or series of capital stock of Operating Company and without effective provision for the pairing of such shares of capital stock of the Corporation and Operating Company, as the Board of Directors of the Corporation shall in its sole discretion determine (any such shares of capital stock of any class or series issued by the Corporation pursuant to this Section 14.7 are referred to herein as "Unpaired Shares").

       (b) Unpaired Shares may be transferred on the books of the Corporation without a simultaneous transfer to the same transferee of any shares of any other class or series of capital stock of Operating Company.

     Section 14.8 Merger, Sale of Assets, etc. Commencing at the Effective Time and continuing until such time as the Pairing shall have been terminated in the manner provided herein, the Corporation will not be a party to any merger, consolidation, sale of assets, liquidation or other form or reorganization purchase to which shares of Equity Stock are converted, redeemed, exchanged or otherwise changed unless Operating Company is also a party to such transaction.

     Section 14.9 Waiver and Termination. The Board of Directors of the Corporation is hereby authorized to waive, repeal or make inapplicable the restrictions and limitations set forth in this Article Fourteenth in its entirety or in any provision of this Article Fourteenth.

     Section 14.10 Severability. Each provision of this Article Fourteenth shall be severable and an adverse determination as to any provision shall in no way affect the validity of any other provision.

        CERTIFICATE OF POWERS, DESIGNATIONS, PREFERENCES AND RIGHTS OF
                     JUNIOR PARTICIPATING PREFERRED STOCK


                           I. DESIGNATION AND AMOUNT

     The shares of such series shall be designated as "Junior Participating Preferred Stock" (the "Junior Preferred Stock") and the number of shares constituting the Junior Preferred Stock shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board of Directors of the Corporation; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Junior Preferred Stock.


                        II. DIVIDENDS AND DISTRIBUTIONS

     (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of Common Stock, par value $.10 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors of the Corporation may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.


                              III. VOTING RIGHTS

     The holders of shares of Junior Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation.

     (B) Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) Except as set forth herein, in the Corporation's Certificate of Incorporation or as otherwise provided by law, holders of Junior Preferred Stock shall have no voting rights.


                           IV. CERTAIN RESTRICTIONS

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section II are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

     (iv) redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors of the Corporation) to all holders of such shares upon such terms as the Board of Directors of the Corporation, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section IV purchase or otherwise acquire such shares at such time and in such manner.


                             V. REACQUIRED SHARES

     Any shares of Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.


                  VI. LIQUIDATION, DISSOLUTION OR WINDING UP

     Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.


                       VII. CONSOLIDATION, MERGER, ETC.

     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.


                               VIII. REDEMPTION

   The shares of Junior Preferred Stock shall not be redeemable.


                                   IX. RANK

     The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.


                                 X. AMENDMENT

     The Certificate of Incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Junior Preferred Stock, voting together as a single series.

              CERTIFICATE OF POWERS, DESIGNATIONS, PREFERENCES AND
             RIGHTS OF SERIES A NON-VOTING CONVERTIBLE COMMON STOCK

     1. Designation and Amount. There shall be a series of undesignated Series Common Stock of the Corporation designated as "Series A Non-Voting Convertible Common Stock" and the number of shares constituting such series shall be ten million (10,000,000). The number of shares designated as shares of Series A Non-Voting Convertible Common Stock may be increased or decreased by the Board of Directors of the Corporation without a vote of stockholders. Except as otherwise expressly provided herein, all shares of Series A Non-Voting Convertible Common Stock shall be identical to shares of Common Stock (as defined in Article FOURTH of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation")) and shall entitle the holders thereof to the same rights and privileges.

     2. Voting. The holders of Series A Non-Voting Convertible Common Stock shall not have any right to vote, except as required under applicable law and, except as required by law, the holders of Common Stock and Series A Non-Voting Convertible Common Stock shall vote together as a single class on all matters as to which holders of Series A Non-Voting Convertible Common Stock are entitled to vote as set forth herein. Except as required by law or as set forth herein, the holders of Series A Non-Voting Convertible Common Stock (to the extent permitted by this Section 2), Common Stock (to the extent permitted by the Certificate of Incorporation), Preferred Stock (to the extent permitted by the Certificate of Incorporation) and Series Common Stock (to the extent permitted by the Certificate of Incorporation) shall vote together as a single class on all matters submitted to the stockholders for a vote.

     3. Dividends. Subject to applicable law, the holders of Series A Non-Voting Convertible Common Stock shall be entitled to receive such dividends out of funds legally available therefor at such times and in such amounts as the Board of Directors of the Corporation may determine in its sole discretion shall be paid with respect to the Common Stock, with each share of Common Stock and each share of Series A Non-Voting Convertible Common Stock sharing share-for-share in such dividends (with each share of Series A Non-Voting Convertible Common Stock being equal to the number of shares of Common Stock into which it would then be convertible on the record date for such dividend) except that if dividends are declared which are payable in shares of Common Stock or Series A Non-Voting Convertible Common Stock, dividends shall be declared which are payable at the equivalent rate in both classes of stock and the dividends payable in shares of Common Stock shall be payable to the holders of that class of stock and the dividends payable in shares of Series A Non-Voting Convertible Common Stock shall be payable to the holders of that class of stock.

     4. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation Event"), after the payment or provision for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of Preferred Stock or Series Common Stock, if any, are entitled with respect to the distribution of assets in liquidation, the holders of Series A Non-Voting Convertible Common Stock shall be entitled to share ratably with the holders of Common Stock (with each share of Series A Non-Voting Convertible Common Stock being equal to the number of shares of Common Stock into which it would then be convertible on the effective date of such Liquidation Event) in the remaining assets of the Corporation available for distribution.

     5. Conversion of Series A Non-Voting Convertible Common Stock.

       (a) Automatic Conversion. Each share of Series A Non-Voting Convertible Common Stock shall be automatically converted, without the payment of any additional consideration, into fully paid and non-assessable shares of Common Stock at the rate of one share of Common Stock for each share of Series A Non-Voting Convertible Common Stock so converted (the "Series A Non-Voting Conversion Rate") as of the date (the "Conversion Date") that is the earlier to occur of (i) the next Business Day (as defined below) following the date on which the shareholders of the Corporation and of Operating Company shall have approved the merger transaction (the "Merger") among La Quinta Inns, Inc. ("La Quinta"), Operating Company and the Corporation, and (ii) the date of any termination of the Agreement and Plan of Merger dated as of January 3, 1998 and among La Quinta, Operating Company and the Corporation relating to the Merger in accordance with the terms thereof. As used herein, the term "Business Day" means any day other than Saturday, Sunday, or any other day on which banking institutions in the States of Delaware or New York are not open for business.

       (b) Procedure for Conversion. As of the Conversion Date, all outstanding shares of Series A Non-Voting Convertible Common Stock shall be converted automatically without any further action by the holders of Series A Non-Voting Convertible Common Stock and whether or not the certificates representing such shares of Series A Non-Voting Convertible Common Stock are surrendered to the Corporation or its transfer agent. On the Conversion Date, all rights with respect to the Series A Non-Voting Convertible Common Stock so converted shall terminate, except any of the rights of the holders thereof, in accordance with the procedures herein, to receive certificates for the number of shares of Common Stock into which such Series A Non-Voting Convertible Common Stock has been converted. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable on the Conversion Date unless certificates evidencing such shares of the Series A Non-Voting Convertible Common Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), are surrendered at the principal executive office of the Corporation (or the offices of the transfer agent for the Series A Non-Voting Convertible Common Stock or such office or offices of an agent for conversion as may from time to time be designated by notice to the holders of the Series A Non-Voting Convertible Common Stock by the Corporation), together with written notice by the holder of such Series A Non-Voting Convertible Common Stock stating the name or names (with addresses) and denominations in which the certificate or certificates for Common Stock shall be issued and shall include instructions for delivery thereof. Upon such surrender of a certificate representing Series A Non-Voting Convertible Common Stock following its automatic conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Series A Non-Voting Convertible Common Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of shares of Series A Non-Voting Convertible Common Stock which shall not have been converted. If the certificate or certificates for Common Stock are to be issued in a name other than the name of the registered holder of the Series A Non-Voting Convertible Common Stock surrendered for conversion, the Corporation shall not be obligated to issue or deliver any certificate unless and until the holder of the Series A Non-Voting Convertible Common Stock surrendered has paid to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or has established to the satisfaction of the Corporation that such tax has been paid.

       (c) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Non-Voting Convertible Common Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Non-Voting Convertible Common Stock.

   6. Adjustments.

       (a) Changes in Common Stock. In the event the Corporation shall (i) pay a dividend in or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Corporation, the Series A Non-Voting Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of a share of Series A Non-Voting Convertible Common Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which it would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series A Non-Voting Convertible Common Stock been converted on or immediately prior to the record date for such dividend or the effective date of such subdivision, combination or reclassification, as the case may be.

       (b) Changes in Series A Non-Voting Convertible Common Stock. In the event that the Corporation shall (i) pay a dividend in or make a distribution in shares of its Series A Non-Voting Convertible Common Stock, (ii) subdivide its outstanding shares of Series A Non-Voting Convertible Common Stock, (iii) combine its outstanding shares of Series A Non-Voting Convertible Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Series A Non-Voting Convertible Common Stock any shares of the Corporation, the Series A Non-Voting Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of a share of Series A Non-Voting Convertible Common Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which it would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series A Non-Voting Convertible Common Stock been converted on or immediately prior to the record date for such dividend or the effective date of such subdivision, combination or reclassification, as the case may be.

       (c) General. An adjustment made pursuant to this Section 6 shall become effective immediately after the record date (in the case of a dividend or distribution in shares of capital stock) and shall become effective immediately after the effective date (in the case of a subdivision, combination or reclassification). No adjustment in accordance with this Section 6 shall be required unless such adjustment would require an increase or decrease in any conversion rate of at least 0.1%; provided, however, that any adjustments which by reason of this clause are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     7. Notices. In the event that the Corporation provides any notice, report or statement to the holders of Common Stock or Series A Non-Voting Convertible Common Stock (in their capacity as such), the Corporation shall at the same time provide a copy of any such notice, report or statement to each record holder of outstanding Series A Non-Voting Convertible Common Stock.

     8. Status of Acquired Shares. Shares of Series A Non-Voting Convertible Common Stock acquired by the Corporation (upon conversion or otherwise) will be restored to the status of authorized but unissued shares of undesignated Series Common Stock.

                             MEDITRUST CORPORATION


                    CERTIFICATE OF THE POWERS, DESIGNATIONS
                         PREFERENCES AND RIGHTS OF THE
               9% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK


                            PAR VALUE $.10 PER SHARE
                       LIQUIDATION VALUE $250 PER SHARE


                                      I.

     (a) Title. The Series of Preferred Stock is hereby designated as the "9% Series A Cumulative Redeemable Preferred Stock" (the "Series A Preferred Stock").

     (b) Number. The number of authorized shares of Series A Preferred Stock shall be 805,000.

     (c) Ranking. In respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, the Series A Preferred Stock shall rank (i) senior to the Corporation's Common stock, par value $.10 per share (the "Common Stock"), senior to the Corporation's Series A Non-Voting Convertible Common Stock, par value $.10 per share (the "Series A Common Stock"), senior to the Corporation's Junior Participating Preferred Stock, par value $.10 per share (the "Junior Preferred Stock"), and senior to any other class or series of capital stock of the Corporation other than capital stock referred to in clauses (ii) and (iii) of this sentence, (ii) on a parity with any class or series of capital stock of the Corporation the terms of which specifically provide that such class or series of capital stock ranks on a parity with the Series A Preferred Stock in respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, and
(iii) junior to any class or series of capital stock of the Corporation the terms of which specifically provide that such class or series of capital stock ranks senior to the Series A Preferred Stock in respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation. The term "capital stock" does not include convertible debt securities.

     Without limitation to the provisions of the preceding paragraph, the Series A Preferred Stock shall rank, in respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, (a) senior to any shares of Excess Stock (as defined below) issued upon conversion of any capital stock referred to in clause (i) of the preceding paragraph, (b) on a parity with any shares of Excess Stock issued upon conversion of any capital stock referred to in clause (ii) of the preceding paragraph and (c) junior to any shares of Excess Stock issued upon conversion of any capital stock referred to in clause
(iii) of the preceding paragraph.

     (d) Dividends.

       (i) Subject to the preferential rights of the holders of any class or series of capital stock of the Corporation ranking prior to the Series A Preferred Stock as to dividends, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or any duly authorized committee thereof (collectively, the "Board of Directors of the Corporation"), out of funds legally available for the payment of dividends, cumulative cash dividends at the rate of 9% per annum of the $250.00 per share liquidation preference of the Series A Preferred Stock (equivalent to an annual rate of $22.50 per share). Such dividends shall accrue daily, shall accrue and the cumulative from June 17, 1998 (the "Original Issue Date") and shall be payable quarterly in arrears in cash on March 31, June 30, September 30 and December 31 (each, a "Dividend Payment Date") of each year, commencing September 30, 1998; provided that if any Dividend Payment Date is not a Business Day (as hereinafter defined), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date and no interest or additional dividends or other sum shall accrue on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Date. The period from and including the Original Issue Date to but excluding the first Dividend Payment Date, and each subsequent period from and including a Dividend Payment Date to but excluding the next succeeding Dividend Payment Date, is hereinafter called a "Dividend Period". Dividends shall be payable to holders of record as they appear in the stock transfer books of the Corporation at the close of business on the applicable record date (each, a "Record Date"), which shall be the 15th day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than thirty (30) nor less than ten (10) days prior to such Dividend Payment Date. The amount of any dividend payable for any Dividend Period, or portion thereof, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, it being understood that the amount of the dividend payable per share of Series A Preferred Stock for each full Dividend Period shall be computed by dividing the annual dividend rate of $22.50 per share by four (it being further understood that the dividend payable on September 30, 1998 shall be for more than a full Dividend Period). The dividends payable on any Dividend Payment Date or any other date shall include dividends accrued to but excluding such Dividend Payment Date or other date, as the case may be.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close. All references herein to "accrued and unpaid" dividends on the Series A Preferred Stock (and all references of like import) shall include, unless otherwise expressly stated or the context otherwise requires, accumulated dividends, if any, on the Series A Preferred Stock; and all references herein to "accrued and unpaid" dividends on any other class or series of capital stock of the Corporation shall include, if (and only if) such class or series of capital stock provides for cumulative dividends and unless otherwise expressly stated or the context otherwise requires, accumulated dividends, if any, thereon.

       (ii) If any shares of Series A Preferred Stock are outstanding, no full dividends will be declared or paid or set apart for payment on any capital stock of the Corporation of any other class or series ranking, as to dividends, on a parity with or junior to the Series A Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the date upon which the dividends on such other capital stock are declared or paid or set apart for payment, as the case may be). When dividends are not paid in full (or a sum sufficient for such full payment is not set apart therefor) upon the Series A Preferred Stock and the shares of any other class or series of capital stock of the Corporation ranking on a parity as to dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other class or series of capital stock of the Corporation ranking on a parity as to dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other class or series of capital stock of the Corporation shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series A Preferred Stock and such other class or series of capital stock of the Corporation bear to each other.

     Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the applicable Subject (as defined below)), (A) no dividends (other than in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution and winding up of the Corporation) shall be declared or paid or set apart for payment or other distribution declared or made upon the Common Stock of the Corporation or any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, nor shall any shares of Common Stock of the Corporation or shares of any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation be redeemed, purchased or otherwise acquired for any consideration (or any monies paid to or made available for a sinking fund for the redemption of any such shares of junior or parity stock) by the Corporation (except by conversion into or exchange for shares of any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution and winding up of the Corporation, except for the purchase of capital stock of the Corporation pursuant to Section 7.5 of the Corporation's by-laws (so long as such purchase is made in accordance with the terms of such Section 7.5), and except for, if the Amendments (as hereinafter defined) to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by Section I(j) hereof, the purchase or conversion of Excess Stock (as hereinafter defined) in accordance with the provisions of Article Thirteenth (as hereinafter defined). As used in this paragraph, the term "Subject Date" means any date on which any dividends shall be declared or paid or set apart for payment or other distribution declared or made upon the Common Stock of the Corporation or any other class or series of capital stock of the Corporation ranking junior to on a parity with the Series A Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation or on which any shares of Common Stock of the Corporation or any shares of any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any such shares of junior or parity stock) by the Corporation.

       (iii) No dividends on the Series A Preferred Stock shall be declared by the Board of Directors of the Corporation or paid or set apart for payment by the Corporation at such times as any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

     Anything in the Certificate of Designation to the contrary notwithstanding, dividends on the Series A Preferred Stock will accrue and be cumulative from the Original Issue Date whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared.

       (iv) No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend or payments on the Series A Preferred Stock which may be in arrears, and holders of the Series A Preferred Stock will not be entitled to any dividends (within the meaning of the Code), whether payable in cash, securities or other property, in excess of the full cumulative dividends described herein.

       (v) Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares.

       (vi) If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Internal Revenue Code of 1986, as amended (the "Code")), any portion (the "Capital Gains Amount") of the dividends (within the meaning of the Code) paid or made available for the year to holders of all classes and series of the Corporation's capital stock (the "Total Dividends"), then the portion of the Capital Gains Amount that shall be allocable to the holders of the Series A Preferred Stock shall be an amount equal to (A) the total Capital Gains Amount multiplied by (B) a fraction (1) the numerator of which is equal to the total dividends (within the meaning of the Code), paid or made available to the holders of the Series A Preferred Stock for that year and (2) the denominator of which is the Total Dividends for that year.

   (e) Liquidation Preference.

       (i) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, then, before any distribution or payment shall be made to the holders of any Common Stock of the Corporation or shares of any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, but subject to the preferential rights of the holders of shares of any class or series of capital stock of the Corporation ranking prior to the Series A Preferred Stock with respect to such distribution of assets upon liquidation, dissolution or winding up, the holders of the shares of Series A Preferred Stock then outstanding shall be entitled to receive and be paid out of the assets of the Corporation legally available for distribution to it stockholders liquidating distributions in cash or property at its fair market value as determined by the Board of Directors of the Corporation in the amount of $250.00 per share, plus an amount equal to all accrued and unpaid dividends thereon to the date of payment.

       (ii) After payment to the holders of the Series A Preferred Stock of the full amount of the liquidating distributions (including accrued and unpaid dividends) to which they are entitled, the holders of Series A Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

       (iii) If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available therefor are insufficient to pay the full amount of liquidating distributions on all outstanding shares of Series A Preferred Stock and the full amount of the liquidating distributions payable on all outstanding shares of any other classes or series of capital stock of the Corporation ranking on a parity with the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, then the holders of the Series A Preferred Stock and all such other classes or series of capital stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions (including, if applicable, accrued and unpaid dividends) to which they would otherwise respectively be entitled.

       (iv) If liquidating distributions shall have been made in full to all holders of Series A Preferred Stock, the remaining assets of the Corporation shall be distributed among the holders of any other classes or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up, according to their respective rights and preferences.

       (v) For purposes of this Section I(e), neither the consolidation or merger of the Corporation with or into any other corporation, trust or other entity, nor the sale, lease or conveyance of all or substantially all of the property or business of the Corporation, shall be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

   (f) Redemption.

       (i) The Series A Preferred Stock is not redeemable prior to June 17, 2003. However, the Company is entitled, irrespective of any provision of this Certificate of Designation to the contrary, pursuant to Section 7.5 of its by-laws, to call for purchase and purchase from the holders thereof shares of Series A Preferred Stock on the terms and subject to the conditions set forth in such Section 7.5.

       (ii) On and after June 17, 2003, the Corporation may, at its option, upon not less than thirty (30) nor more than sixty (60) days' prior written notice to the holders of record of the Series A Preferred Stock, redeem the Series A Preferred Stock, in whole or from time to time in part, for a cash redemption price equal to $250.00 per share, together with (except as provided in Section I(g)(vi) below) all accrued and unpaid dividends to the date fixed for redemption (the "Redemption Price"). Any date fixed for the redemption of shares of Series A Preferred Stock is hereinafter called a "Redemption Date".

       (iii) The Redemption Price of the Series A Preferred Stock (other than the portion thereof consisting of accrued and unpaid dividends) shall be payable solely out of the proceeds received by the Corporation from the sale of other capital stock of the Corporation and not from any other source. For purposes of the preceding sentence, the term "capital stock" means any equity securities (including Common Stock of the Corporation, series common stock, par value $.10 per share ("Series Common Stock"), of the Corporation, and any other series of Preferred Stock of the Corporation), shares, interest, participations or other ownership interests (however designated), depositary shares representing interests in any of the foregoing, and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

   (g) Procedures for Redemption; Limitations on Redemption.

       (i) If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed at the option of the Corporation, the number of shares to be redeemed will be determined by the Corporation and such shares may be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares or, if fractional shares are outstanding, with such additional adjustments as the Corporation may elect in order to effect the redemption of fractional shares) or by lot or any other equitable manner determined by the Corporation (a) that will not give the Corporation the right to purchase shares of Series A Preferred Stock pursuant to Section 7.5 of its by-laws and (b) if the Amendments to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by Section I(j) hereof, that will not result in the conversion of any Series A Preferred Stock into Excess Stock.

       (ii) Notice of redemption will be given by publication in The Wall Street Journal or, if such newspaper is not then being published, another newspaper of general circulation in The City of New York, such publication to be made once a week for two successive weeks commencing not less than thirty
(30) or more than sixty (60) days prior to the Redemption Date. Notice of any redemption will also be mailed by or on behalf of the Corporation, first class postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the applicable Redemption Date, addressed to each holder of record of the Series A Preferred Stock to be redeemed at the address set forth in the share transfer records of the Corporation. In addition to any information required by law or by the applicable rules of any exchange upon which Series A Preferred Stock may be listed or admitted to trading, such notice shall state: (1) the Redemption Date; (2) the Redemption Price; (3) the number of shares of Series A Preferred Stock to be redeemed; (4) the place or places (which shall include a place in the Borough of Manhattan, The City of New York) where certificates for such shares are to be surrendered for payment of the Redemption Price; and (5) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accrue on such Redemption Date. If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the notice mailed to each holder of shares to be redeemed shall also specify the number of Series A Preferred Stock to be redeemed from such holder. No failure to give or defect in such notice or defect in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.

       (iii) If notice has been published and mailed in accordance with Section I(g)(ii) above and provided that on or before the Redemption Date specified in such notice all funds necessary for such redemption have been irrevocably set aside by the Corporation, separate and apart from its other funds, in trust for the benefit of the holders of the Series A Preferred Stock so called for redemption, so as to be, and to continue to be, available therefor, then, from and after the Redemption Date, dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accrue, such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as holders of such shares (except the right to receive the Redemption Price) shall terminate. In the event any Redemption Date shall not be a Business Day, then payment of the Redemption Price need not be made on such Redemption Date but may be made on the next succeeding Business Day with the same force and effect as if made on such Redemption Date and no interest, additional dividends or other sum shall accrue on the amount payable for the period from and after such Redemption Date to such next succeeding Business Date.

       (iv) Upon surrender, in accordance with such notice, of the certificates for any shares of Series A Preferred Stock to be so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares of Series A Preferred Stock shall be redeemed by the Corporation at the Redemption Price. In case fewer than all the shares of Series A Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Series A Preferred Stock without cost to the holder thereof.

       (v) Any deposit of monies with a bank or trust company for the purpose of redeeming Series A Preferred Stock shall be irrevocable and such monies shall be held in trust for the benefit of the holders of Series A Preferred Stock entitled thereto, except that (1) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on the monies so deposited in trust; and (2) any balance of the monies so deposited by the Corporation and unclaimed by the holders of the Series A Preferred Stock entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation and, after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings thereon.

       (vi) Anything in this Certificate of Designation to the contrary notwithstanding, the holders of record of shares of Series A Preferred Stock at the close of business on a Record Date will be entitled to receive the dividend payable with respect to such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares after such Record Date and on or prior to such Dividend Payment Date or the Corporation's default in the payment of the dividend due on such Dividend Payment Date, in which case the amount payable upon redemption of such shares (including fractional shares) of Series A Preferred Stock will not include such dividend (and the full amount of the dividend payable for the applicable Dividend Period shall instead be paid on such Dividend Payment Date to the holders of record on such Record Date as aforesaid). Except as provided in this Section I(g)(vi) and except to the extent that accrued and unpaid dividends are payable as part of the Redemption Price pursuant to Section I(f)(ii), the Corporation will make no payment or allowance for unpaid dividends, regardless of whether or not in arrears, on shares of Series A Preferred Stock or Depositary Shares called for redemption.

       (vii) Unless full cumulative dividends on all outstanding shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the date of the redemption of shares of Series A Preferred Stock referred to below), no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent (a) the purchase or acquisition of Series A Preferred Stock pursuant to
Section 7.5 of the by-laws of the Corporation (so long as such purchase is made in accordance with the terms of such Section 7.5) or pursuant to a purchase or exchange offer made on the same terms to the holders of all outstanding shares of Series A Preferred Stock or (b) if the Amendments to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by
Section I(j) hereof, the purchase or conversion of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth. In addition, unless full cumulative dividends on all outstanding shares of Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the date of the direct or indirect purchase or other acquisition of shares of Series A Preferred Stock by the Corporation referred to below) the Corporation shall not purchase or otherwise acquire, directly or indirectly, any shares of Series A Preferred Stock (except by conversion into or exchange for capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends and with respect to the distribution of assets upon liquidation, dissolution and winding up of the Corporation); provided, however, that the foregoing shall not prevent (a) the purchase or acquisition of Series A Preferred Stock pursuant to Section 7.5 of the by-laws of the Corporation (so long as such purchase is made in accordance with the terms of such Section 7.5) or pursuant to a purchase or exchange offer made on the same terms to the holders of all outstanding shares of Series A Preferred Stock or (b) if the Amendments to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by Section I(j) hereof, the purchase or conversion of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth.

     (h) Voting Rights. Except as required by laws and as set forth below in this Section I(h), the holders of the Series A Preferred Stock shall not have any voting rights.

       (i) Whenever dividends on any shares of Series A Preferred Stock shall be in arrears for six or more Dividend Periods, whether or not such Dividend Periods are consecutive, the number of directors then constituting the Board of Directors of the Corporation shall be automatically increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and with which the Series A Preferred Stock is entitled to vote as a class with respect to the election of such two directors) and the holders of shares of Series A Preferred Stock (voting separately as a class with all other classes or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of such two directors) will be entitled to vote for the election of such two directors of the Corporation at a special meeting called by an officer of the Corporation at the request of the holders of record of at least 10% of the outstanding shares of Series A Preferred Stock or by holders of any other class or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and which is entitled to vote as a class with the Series A Preferred Stock in the election of such two directors (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of stockholders, in which case the vote for such two directors shall be held at the earlier of the next such annual or special meeting of stockholders), and at each subsequent annual meeting of stockholders until all dividends accumulated on the Series A Preferred Stock for all past Dividend Periods and the then current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the right of the holders of Series A Preferred Stock to elect such two directors shall cease and (unless there are one or more other classes or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable) the term of office of such directors previously so elected shall terminate and the authorized number of directors of the Corporation shall thereupon return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the reinstatement and divestment of the right to elect such two additional directors in the case of any such future dividend arrearage.

     In the case of any such request for a special meeting (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of stockholders), such meeting shall be held on the earliest practicable date at the place designated by the holders of capital stock requesting such meeting or, if none, at a place designated by the Secretary of the Corporation, upon notice similar to that required for an annual meeting of stockholders. If such special meeting is not called by an officer of the Corporation within thirty (30) days after such request, then the holders of record of at least 10% of the outstanding shares of Series A Preferred Stock may designate in writing a holder of Series A Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by the holder so designated upon notice similar to that required for annual meetings of stockholders and shall be held at the place designated by the holder calling such meeting. The holders of Series A Preferred Stock shall have access to the stock transfer records of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph.

     The procedures in this Section I(h) for the calling of meetings and the election of directors shall, to the extent permitted by law, supersede anything inconsistent contained in the by-laws of the Corporation.

     So long as any Series A Preferred Stock are outstanding, the number of directors constituting the entire Board of Directors of the Corporation shall at all times be such so that the exercise, by the holders of the Series A Preferred Stock and the holders of any other classes or series of capital stock of the Corporation upon which like voting rights have been conferred, of the right to elect directors under the circumstances provided above will not contravene any provision of the Corporation's Certificate of Incorporation or by-laws restricting the number of directors which may constitute the entire Board of Directors of the Corporation.

     If at any time when the voting rights conferred upon the Series A Preferred Stock pursuant to this Section I(h)(i) are exercisable any vacancy in the office of a director elected pursuant to this Section I(h)(i) shall occur, then such vacancy may be filled only by the remaining such director or by vote of the holders of record of the outstanding Series A Preferred Stock and any other classes or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of directors pursuant to this Section I(h)(i).

       (ii) So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of Series A Preferred Stock outstanding at the time, given in person or by proxy (with the Series A Preferred Stock voting separately as a class), (A) authorize or create, or increase the authorized or issued amount of, any class or series of capital stock of the Corporation ranking prior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation or reclassify any authorized capital stock of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into, exchangeable or exercisable for, or evidencing the right to purchase, any such shares, or (B) amend, alter or repeal the provisions of the Certificate of Incorporation (including, without limitation, the certificate of powers, designations, preferences and rights of the Series A Preferred Stock (the "Certificate of Designation")), whether by merger or consolidation (an "Event") or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A

Preferred Stock or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (B) above, so long as the Series A Preferred Stock remains outstanding or is converted into like securities of the surviving entity, in each case with the terms thereof materially unchanged, taking into account that upon the occurrence of such an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of the Series A Preferred Stock or the holders thereof; and provided, further, that the Amendments to the Certificate of Incorporation shall not be deemed, with respect to the Series A Preferred Stock, to be an amendment, alteration or repeal which materially and adversely affects such rights, preferences, privileges or voting powers; and provided, further, that any amendment to the Certificate of Incorporation to authorize any increase in the amount of the authorized Excess Stock, Preferred Stock or Series Common Stock or the creation or issuance of any other series of Preferred Stock or any shares or series of Excess Stock or Series Common Stock, or any increase in the amount of authorized or outstanding shares of Series A Preferred Stock or any other series of Preferred Stock or any shares or series of Excess Stock or Series Common Stock, in each case ranking on a parity with or junior to the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers. For purposes of this paragraph, the filing in accordance with applicable law of a certificate of designations setting forth the designations, preferences and relative, participating, optional or other special rights of a class or series of capital stock of the Corporation shall be deemed an amendment to the Certificate of Incorporation.

     The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series A Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust in accordance with the terms of Section I(g)(v) hereof to effect such redemption.

       (iii) On each matter submitted to a vote of the holders of Series A Preferred Stock, including any action by written consent, in accordance with this Section I(h) or as otherwise required by law, each whole share of Series A Preferred Stock shall be entitled to ten votes, each of which ten votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder). With respect to each whole share of Series A Preferred Stock, the holder thereof may designate up to ten proxies, with each such proxy having the right to vote a whole number of votes (totaling ten per share of Series A Preferred Stock). In the event that fractional shares of Series A Preferred Stock are issued, then each such fractional share shall be entitled to a proportionate number of votes and, if any such fractional share is entitled to more than one vote, such votes may be directed separately and proxies may be designated as in the case of whole shares of Series A Preferred Stock.

     (i) Conversion. The Series A Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation, except that, if the Amendments to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by Section I(j) hereof, the Series A Preferred Stock shall be convertible into Excess Stock on the terms and subject to the conditions set forth in Article Thirteenth.

     (j) Restrictions on Ownership and Transfer. In the event that the Corporation shall purchase any shares of Series A Preferred Stock pursuant to
Section 7.5 of its by-laws, then the purchase price paid by the Corporation for any such shares of Series A Preferred Stock shall be the price specified in its by-laws plus accrued and unpaid dividends on such shares to the date of purchase.

     As set forth in the Joint Proxy Statement/Prospectus dated May 19, 1998 (the "Proxy Statement") of The Meditrust Companies and La Quinta Inns, Inc., the Corporation is soliciting the vote of its stockholders in favor of amendments (the "Amendments") to its Certificate of Incorporation which would
(i) add a new Article Thirteenth to such Certificate of Incorporation in the form set forth as Annex E to the Proxy Statement ("Article Thirteenth") and
(ii) authorize a new class of capital stock of the Corporation to be known as Excess Stock ("Excess Stock"). If the Amendments are approved and become effective in accordance with the DGCL, then, from and after the date on which the Amendments shall have become effective in accordance with the DGCL, the Series A Preferred Stock shall be subject to all of the terms and provisions of Article Thirteenth and, without limitation to the foregoing, shall be convertible into Excess Stock on the terms and subject to the conditions, and shall be subject to the limitations on ownership and transfer, set forth in Article Thirteenth.

     (k) Fractional Shares. Series A Preferred Stock may be issued in fractional shares equal to 1/10th of a whole share of Series A Preferred Stock and any integral multiple of 1/10th of a whole share of Series A Preferred Stock.

     (l) Office or Agency in New York City. The Corporation will at all times maintain an office or agency in the Borough of Manhattan, The City of New York, where shares of Series A Preferred Stock may be surrendered for payment (including upon redemption or repurchase, if any), registration of transfer or exchange.

     If any shares of Series A Preferred Stock are purchased by the Corporation in accordance with Section 7.5 of its by-laws or if the Amendments shall have become effective as contemplated by this Section I(j) and thereafter any shares of Series A Preferred Stock are converted into Excess Stock and, in either such case, if fewer than all the shares of Series A Preferred Stock evidenced by any stock certificate are so purchased or converted, a new certificate or certificates shall be issued representing the remaining shares of Series A Preferred Stock evidenced by such certificate without cost to the holder thereof.


                                      II.

     The Series A Preferred Stock shall have no preemptive rights.


                                     III.

     If any power, preference or relative, participating, optional and other special right of the Series A Preferred Stock, or qualification or restriction thereof, set forth in the Certificate of Designation is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, then, to the extent permitted by law, all other powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications and restrictions thereof set forth in the Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable powers, preferences or relative, participating, optional or other special rights of the Series A Preferred Stock or the qualifications or restriction thereof shall remain in full force and effect and shall not be deemed dependent upon any other such powers, preferences or relative, participating, optional or other special right of the Series A Preferred Stock or qualifications or restrictions thereof unless so expressed herein.

     I,         ,          of the Corporation, for the purpose of amending and
restating the Corporation's Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, do execute this certificate, hereby declaring and certifying that this is my act and deed on behalf of the
Corporation this     day of      , 1999.


                                      By:
                                          ------------------------
                                          Name:
                                          Title:

                                    ANNEX B


                                    FORM OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          MEDITRUST OPERATING COMPANY

     Meditrust Operating Company, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     1. The Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 23, 1979 (the "Original Certificate of Incorporation") under the name "Santa Anita Operating Company". The name of the Corporation was changed to Meditrust Operating Company on November 5, 1997, by way of amendment to the Original Certificate of Incorporation. A Restated Certificate of Incorporation (the "Second Certificate") was filed with the Secretary of State of the State of Delaware on March 2, 1998 restating and integrating the Corporation's certificate of incorporation as theretofore amended and supplemented.

     2. This Amended and Restated Certificate of Incorporation (the "Certificate") amends, restates and integrates the Corporation's Certificate of Incorporation as heretofore amended and supplemented. The Certificate was duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law, as amended from time to time (the "DGCL"), and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the DGCL.

     3. The text of the Second Certificate, as amended to date, shall at the effective time of this Certificate read as follows:

     FIRST. Name. The name of the Corporation is Meditrust Operating Company.

     SECOND. Registered Office. The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

     THIRD. Purposes. The nature of the business or purposes to be conducted or promoted is:

     To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to do all things and exercise all powers, rights and privileges which a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the State of Delaware.

     FOURTH. Capitalization.

     SECTION 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 561,000,000, of which 500,000,000 shares of the par value of $.10 each are to be a class designated Common Stock, 6,000,000 shares of the par value of $.10 each are to be of a class designated Preferred Stock, 30,000,000 shares of the par value of $.10 each are to be of a class designated Series Common Stock and 25,000,000 of the par value $.10 each are to be of a class designated Excess Stock.

     SECTION 2. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation, or any duly authorized committee thereof, is hereby authorized to fix or authorize the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or all or any of them and such other rights specified by the Board of Directors of the Corporation and not prohibited by law.

     SECTION 3. The shares of Series Common Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Series Common Stock and the number of shares constituting any such series and the designation thereof, or all or any of them.

     SECTION 4. (a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote.

       (b) Except as otherwise required by law, holders of a series of Preferred Stock or Series Common Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any Certificate of Designation relating to such series).

       (c) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors of the Corporation in its discretion shall determine.

       (d) Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of the Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

     SECTION 5. The terms and conditions applicable to shares of Excess Stock are set forth in Article Thirteenth hereof.

     FIFTH. [DELETED].

     SIXTH. By-laws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized, without stockholder approval, to make, alter or repeal the by-laws of the Corporation.

     SEVENTH. Right to Amend Certificate. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     EIGHTH. [DELETED].

     NINTH:


Part 1. Vote Required for Certain Business Combinations

     1.1. Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or any other Article of this Certificate of Incorporation, and except as otherwise expressly provided in Part 2 of this Article Ninth:

       (a) any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

       (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $5,000,000 or more; or

       (c) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $5,000,000 or more, other than the issuance of securities by the Corporation or any Subsidiary upon the conversion of convertible securities of the Corporation or any Subsidiary into stock of the Corporation or any Subsidiary; or

       (d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

       (e) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder;

shall require the affirmative vote of the holders of at least (a) 80% of the combined voting power of the then outstanding shares of stock of all classes and series of the Corporation entitled to vote in the election of directors (the "Voting Stock"), and (b) a majority of the combined voting power of the then outstanding shares of Voting Stock held by persons who are Disinterested Stockholders, provided, however, that the majority vote requirement of this clause (b) shall not be applicable if the Business Combination is approved by the affirmative vote of the holders of not less than 90% of combined voting power of the then outstanding shares of Voting Stock. The foregoing affirmative vote requirements are hereinafter referred to as the "Special Vote Requirement." The Special Vote Requirement shall be applicable notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     1.2. Definition of "Business Combination." The term "Business Combination" as used in this Article Ninth shall mean any transaction which is referred to in any one or more of clauses (a) through (e) of Section 1.1.


Part 2. When Special Vote Requirement Is Not Applicable

     The provisions of Part 1 of this Article Ninth shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other Article of this Certificate of Incorporation, if all of the conditions specified in either of the following Sections 2.1 and 2.2 are met:

     2.1. Approval by Continuing Directors. The Business Combination shall have been approved by a majority of the Continuing Directors.

     2.2. Price and Procedural Requirements. All of the following conditions shall have been met:

       (a) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of (i) the highest price paid for any share of Common Stock by any person who is an Interested Stockholder within the two-year period immediately prior to the time of the first public announcement of the proposed Business Combination (the "Announcement Date") or in the transaction in which such person became an Interested Stockholder, whichever price is the higher; or (ii) the Fair Market Value per share of the Corporation's Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher. The price paid for any share of Common Stock shall be the amount of cash plus the Fair Market Value of any other consideration to be received therefor, determined at the time of payment thereof.

       (b) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received in such Business Combination by holders of securities of the Corporation other than Common Stock shall be at least equal to the higher of (i) if applicable, the highest preferential amount to which the holders of such securities are entitled in the event of any voluntary liquidation, dissolution or winding up of the Corporation, (ii) the highest price paid for any of such securities by any person who is an Interested Stockholder within the two-year period immediately prior to the Announcement Date or in the transaction in which such person became an Interested Stockholder, whichever price is higher, (iii) the Fair Market Value of such securities on the Announcement Date or the Determination Date, whichever is higher, or (iv) if such securities are convertible into or exchangeable for shares of Common Stock, the amount per share of such Common Stock determined pursuant to the foregoing paragraph (a) reduced by any amount payable by the holders of such securities in accordance with the terms of such securities, per share, upon such conversion or exchange, multiplied by the total number of shares of Common Stock into which or for which such securities are convertible or exchangeable.

       (c) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same forms the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form of consideration used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

       (d) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (i) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (ii) such Interested Stockholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

       (e) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

       (f) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).


Part 3. Certain Definitions

     For the purposes of this Article Ninth:

     3.1. A "person" shall mean any individual, firm, corporation, partnership, trust or other entity.

     3.2. "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

       (a) is the beneficial owner, directly or indirectly, of more than 10% of the combined voting power of the then outstanding Voting Stock; or

       (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the combined voting power of the then outstanding Voting Stock; or

       (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

     3.3. A person shall be a "beneficial owner" of any Voting Stock:

       (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

       (b) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or

       (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

     3.4. For the purposes of determining whether a person is an Interested Stockholder pursuant to Section 3.2, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Section 3.3 but shall not include any other shares of Voting Stock which may be issuable to other persons pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     3.5. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1984.

     3.6. "Subsidiary" means any corporation of which more than a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for purposes of the definition of Interested Stockholder set forth in Section 3.2, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary, or by the Corporation and one or more Subsidiaries.

     3.7. "Continuing Director" means any member of the Board of Directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested Stockholder and was a member of the Board of Directors of the Corporation prior to the time that the Interested Stockholder became an Interested Stockholder and any successor of a Continuing Director who is unaffiliated with, and not a nominee of, the Interested Stockholder and who is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board of Directors of the Corporation.

     3.8. "Disinterested Stockholder" means a holder of Voting Stock who is not an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder and whose shares are not deemed owned by an Interested Stockholder through application of Section 3.3.

     3.9. "Fair Market Value" means: (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of stock of any class of securities not traded on any securities exchange or in the over-the-counter market or in the case of property other than cash or stock, the Fair Market Value of such securities or property on the date in question as determined by a majority of the Continuing Directors in good faith. If the stock is paired for purposes of trading with that of any other corporation, the Fair Market Value of the paired stock shall be determined pursuant to the pairing or other agreement which provides for the determination of the relative values of the stock of the Corporation and the stock of such other corporation, after determining the Fair Market Value of the paired stock as set forth above.

     3.10. In the event of any Business Combination in which the Corporation survives, the phrase "consideration to be received" as used in Sections 2.2(a),
(b) and (c) shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

Part 4. Directors' Duty to Determine Certain Facts

     The majority of the Continuing Directors of the Corporation shall have the power and duty to determine for the purpose of this Article Ninth, on the basis of information known to them after reasonable inquiry, all facts necessary to determine the applicability of the various provisions of this Article Ninth, including (A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether the requirements of
Section 2.2 have been met with respect to any Business Combination, and (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $5,000,000 or more; and the good faith determination of a majority of the Continuing Directors shall be conclusive and binding for all purposes of this Article Ninth.


Part 5. No Effect on Fiduciary Obligations of Interested Stockholders

     Nothing contained in this Article Ninth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.


Part 6. Amendment, Repeal, Inconsistent Provisions

     Notwithstanding any other provisions of law or of this Certificate of Incorporation or the by-laws of the Corporation which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of securities which may be required by law or by this Certificate of Incorporation, any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article Ninth of this Certificate of Incorporation shall require for approval the affirmative vote of at least (a) 80% of the combined voting power of the then outstanding Shares of Voting Stock and (b) a majority of the combined voting power of the then outstanding shares of Voting Stock held by persons who are Disinterested Stockholders, provided that the majority vote requirement of this clause (b) shall not be applicable if the proposal is approved by the affirmative vote of not less than 90% of the combined voting power of the then outstanding shares of Voting Stock.

     TENTH:

       (a) The number of directors shall be as provided in the by-laws. The Board of Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III, such classes to be as nearly equal in number as possible and to have the number provided in the by-laws. At the annual meeting of stockholders in 1986, Directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, Directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and Directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. Thereafter at each annual meeting of stockholders, directors shall be chosen for a term of three years to succeed those whose terms then expire and shall hold office until the third following annual meeting of stockholders and until the election of their respective successors. Any vacancy on the Board of Directors of the Corporation, whether arising through death, resignation or removal of a director or through an increase in the number of directors of any class, shall be filled by a majority vote of all the remaining directors. The term of office of any director elected to fill such a vacancy shall expire at the expiration of the term of office of directors of the class in which the vacancy occurred. Notwithstanding any other provision of this Article, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock or other securities of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the term of office, the filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and unless the terms of this Certificate of Incorporation expressly provide otherwise, such directorships shall be in addition to the number of directors provided in the by-laws and such directors shall not be classified pursuant to this Article.

       (b) Any action required or permitted to be taken by holders of stock of the Corporation must be taken at a meeting of such holders and may not be taken by consent in writing. The by-laws of the Corporation may be amended by the stockholders only by the affirmative vote of at least 80% of the voting power of the Corporation. Notwithstanding any other provision of law or of this Certificate of Incorporation or the by-laws of the Corporation which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of securities which may be required by law or by this Certificate of Incorporation, any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article Tenth shall require for approval the affirmative vote of at least 80% of the voting power of the Corporation.

     ELEVENTH:

     The Board of Directors of the Corporation shall base the response of this Corporation to any proposed Business Combination on the evaluation by the Board of Directors of the Corporation of what is in the best interest of this Corporation. In evaluating what is in the best interest of this Corporation, the Board of Directors of the Corporation shall consider:

       (a) The best interest of the stockholders. For this purpose, the Board of Directors of the Corporation shall consider among other factors, not only the consideration offered in the proposed Business Combination in relation to the then current market price of this Corporation's stock, but also in relation to the then current value of this Corporation in a freely negotiated transaction and in relation to the then current estimate by the Board of Directors of the future value of this Corporation as an independent entity; and

       (b) Such other factors as the Board of Directors of the Corporation determines to be relevant, including, among other factors, the social, legal and economic effects on the communities in which this Corporation and its subsidiaries operate and are located.

     TWELFTH:

     To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as director.

     Any repeal or modification of this Article shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

     THIRTEENTH:

     Section 13.1. Restrictions on Ownership and Transfer of Equity Stock.

       (a) Definitions. For purposes of this Article Thirteenth and Article Fourteenth the following terms shall have the meanings set forth below:

     "Beneficial Ownership" shall mean, with respect to any Person, ownership of shares of Equity Stock equal to the sum of (i) the shares of Equity Stock directly or indirectly owned by such Person, (ii) the number of shares of Equity Stock treated as owned directly or indirectly by such Person through the application of the constructive ownership rules of Section 544 of the Internal Revenue Code of 1986, as amended (the "Code"), as modified by Section 856(h)(1)(B) of the Code as if the Corporation were a real estate investment trust (a "REIT") as defined in the Code, and (iii) the number of shares of Equity Stock which such Person is deemed to beneficially own pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, however, that for the purposes of calculating the foregoing, no share shall be counted more than once. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

     "Beneficiary" shall mean, with respect to any Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses
(vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 13.2(d).

     "Common Stock" shall mean the common stock, par value $.10 per share of the Corporation.

     "Constructive Ownership" shall mean ownership of shares of Equity Stock by a Person who is or would be treated as a direct or indirect owner of such shares of Equity Stock through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

     "Equity Stock" shall mean the Common Stock, par value $.10 per share, and the Preferred Stock, par value $.10 per share of the Corporation.

     "Look-Through Entity" shall mean a Person that is either (i) a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code as modified by Section 856(h)(3) of the Code as if the Corporation were a REIT or (ii) registered under the Investment Company Act of 1940.

     "Look-Through Ownership Limit" shall mean, with respect to a class or series of Equity Stock, 9.8% of the number of outstanding shares of such Equity Stock.

     "Market Price" on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Equity Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc. or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors of the Corporation making a market in the shares of Equity Stock. In the case of Equity Stock that is paired, "Market Price" shall mean the "Market Price" for paired shares multiplied by a fraction (expressed as a percentage) determined by dividing the value for such Equity Stock most recently determined under Section 14.2(c) by the value of a paired share most recently determined under Section 14.2(c) (the "Valuation Percentage").

     "Non-Transfer Event" shall mean an event (other than a purported Transfer) that would (a) cause any Person (other than a Look-Through Entity) to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, (b) cause any Look-Through Entity to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Look-Through Ownership Limit, (c) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of
Section 856(a)(5) of the Code as if the Corporation were a REIT, (d) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT, or (e) cause the Corporation to Constructively Own 10% or more of the ownership interest in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT. Non-Transfer Events include but are not limited to (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares of Equity Stock or (ii) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for shares of Equity Stock that results in changes in Beneficial Ownership or Constructive Ownership of shares of Equity Stock.

     "Ownership Limit" shall mean, with respect to any class or series of Equity Stock, 9.25% of the number of outstanding shares of such class or series of Equity Stock. For purposes of computing the percentage of shares of any class or series of Equity Stock of the Corporation that is Beneficially Owned by any Person, any shares of Equity Stock of the Corporation which are deemed to be Beneficially Owned by such Person pursuant to Rule 13d-3 of the Exchange Act but which are not outstanding shall be deemed to be outstanding.

     "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 13.2(h).

     "Person" shall mean (a) an individual or any corporation, partnership, estate, trust, association, private foundation, joint stock company, limited liability company or any other entity and (b) a "group" as that term is defined for purposes of Rule 13d-5 of the Exchange Act.

     "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from being or becoming the owner of record title to shares of Equity Stock by the provisions of Section 13.2(a).

     "Realty" shall mean Meditrust Corporation, a Delaware corporation.

     "Realty Common Stock" shall mean the common stock, par value $.10 per share of Realty.

     "Realty Equity Stock" shall mean Realty Common Stock and preferred stock of any designation, par value $.10 per share of Realty.

     "Restriction Termination Date" shall mean the first day on which the Board of Directors of Realty determines that it is no longer in the best interests of Realty to attempt to, or continue to, qualify under the Code as a REIT.

     "Trading Day" shall mean a day on which the principal national securities exchange on which shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if shares of Equity Stock are not listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Transfer" (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares of Equity Stock, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

     "Trust" shall mean any separate trust created and administered in accordance with the terms of Section 13.2, for the exclusive benefit of any Beneficiary.

     "Trustee" shall mean any Person or entity unaffiliated with both the Corporation and any Prohibited Owner designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof. The Trustee shall be designated by the Corporation and Realty in accordance with Article Fourteenth.


   (b) Restriction on Ownership and Transfer.

       (i) Except as provided in Section 13.1(d), until the Restriction Termination Date, (i) no Person (other than a Look-Through Entity) shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Ownership Limit and no Look-Through Entity shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Look-Through Ownership Limit, (ii) any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in any Person (other than a Look-Through Entity) Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such shares of Equity Stock, and (iii) any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in any Look-Through Entity Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Look-Through Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Look-Through Entity in excess of the Look-Through Ownership Limit and the intended transferee shall acquire no rights in such shares of Equity Stock.

       (ii) Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code if the Corporation were a REIT shall be void ab initio as to the Transfer of that number of shares of Equity Stock that would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT, and the intended transferee shall acquire no rights in such shares of Equity Stock.

       (iii) Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) of shares of Equity Stock that, if effective, would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the real property of the Corporation or any direct or indirect subsidiary (whether a corporation, partnership, limited liability company or other entity) of the Corporation (a "Subsidiary"), within the meaning of
Section 856(d)(2)(B) of the Code as if the Corporation were a REIT, shall be void ab initio as to the Transfer of that number of shares of Equity Stock that would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the real property of the Corporation or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT, and the intended transferee shall acquire no rights in such shares of Equity Stock.

       (iv) Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in the shares of capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT shall be void ab initio and the intended transferee shall acquire no rights in such shares of Equity Stock.

     (c) Owners Required to Provide Information. Until the Restriction Termination Date:

       (i) Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code as if the Corporation were a REIT, of the outstanding shares of any class or series of Equity Stock of the Corporation shall, within 30 days after January 1 of each year, provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request to ensure compliance with the restrictions in this Section 13.1.

       (ii) Each Person who is a Beneficial Owner or Constructive Owner of shares of Equity Stock and each Person (including the stockholder of record) who is holding shares of Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation a written statement or affidavit stating such information as the Corporation may request in order to determine the Corporation's status as a REIT (as if the Corporation were a REIT) and to ensure compliance with the Ownership Limit or the Look-Through Ownership Limit, as the case may be.

     (d) Exception. The Board of Directors of the Corporation, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel in each case to the effect that the restrictions contained in subsections (b)(ii) through (iv) of this Section 13.1 would not be violated, may exempt a Person from the Ownership Limit or Look-Through Ownership Limit, provided that (A) the Board of Directors of the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person's Beneficial Ownership or Constructive Ownership of shares of Equity Stock will (i) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of
Section 856(a)(5) of the Code as if the Corporation were a REIT, (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interests in the real property of a tenant of the Corporation or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT and (B) such Person agrees in writing that any violation or attempted violation of the Ownership Limit or Look-Through Ownership Limit will result in the conversion of such shares into shares of Excess Stock pursuant to Section 13.2(a).

     (e) New York Stock Exchange Transactions. Notwithstanding any provision contained herein to the contrary, nothing in this Certificate of Incorporation shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

     Section 13.2. Excess Stock.

     (a) Conversion into Excess Stock.

         (i) If, notwithstanding the other provisions contained in this Article Thirteenth, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than a Look-Through Entity) would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit or such that any Person that is a Look-Through Entity would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Look-Through Ownership Limit, then, (i) except as otherwise provided in Section 13.1(d), the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Equity Stock which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as the case may be, (ii) such number of shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as the case may be, (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock and transferred to a Trust in accordance with Section 13.2(d) and (iii) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee of the Trust. Such conversion into Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

         (ii) If, notwithstanding the other provisions contained in this Article Thirteenth, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT, (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interest in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT, then (x) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the shares of Equity Stock with respect to which such Non-Transfer Event occurred, shall be deemed to be a Prohibited Owner and shall cease to own any right or interest) in such number of shares of Equity Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT, (B) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT or (C) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT, (y) such number of shares of Equity Stock (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock and transferred to a Trust in accordance with
Section 13.2(d) and (z) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee of the Trust. Such conversion into Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

         (iii) Upon the occurrence of such a conversion of shares of any class or series of Equity Stock into an equal number of shares of Excess Stock, such shares of Equity Stock shall be automatically retired and canceled, without any action required by the Board of Directors of the Corporation, and shall thereupon be restored to the status of authorized but unissued shares of the particular class or series of Equity Stock from which such Excess Stock was converted and may be reissued by the Corporation as that particular class or series of Equity Stock.

         (iv) Upon the conversion into Excess Shares (pursuant to the Certificate of Incorporation of Realty) of any shares of any class or series of Realty stock that are paired with a class or series of shares of Equity Stock, pursuant to Article Fourteenth, such shares of Equity Stock shall likewise be converted into an equal number of shares of Excess Stock and be paired with such converted shares of Realty, pursuant to Article Fourteenth.

     (b) Remedies for Breach. If the Corporation, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 13.1(b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of Section 13.1(b), the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

     (c) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 13.1(b), or any Person who owns shares of Equity Stock that were converted into shares of Excess Stock and transferred to a Trust pursuant to subsections (a) and (d) of this Section 13.2, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non-Transfer Event, as the case may be, on the Corporation's status as a REIT (determined as if the Corporation were a REIT).

     (d) Ownership in Trust. Upon any Transfer or Non-Transfer Event that results in Excess Stock pursuant to Section 13.2(a), such Excess Stock shall be automatically transferred to a Trust to be held for the exclusive benefit of the Beneficiary. The Corporation and Realty shall name a Beneficiary for each Trust. Any conversion of shares of Equity Stock into shares of Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event that results in the conversion. Shares of Excess Stock so held in trust shall remain issued and outstanding shares of stock of the Corporation.

     (e) Dividend Rights. Each share of Excess Stock shall be entitled to the same dividends and distributions (as to both timing and amount) as may be declared by the Board of Directors of the Corporation as shares of the class or series of Equity Stock from which such Excess Stock was converted. The Trustee, as record holder of the shares of Excess Stock, shall be entitled to receive all dividends and distributions and shall hold all such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to such shares of Excess Stock shall repay to the Trust the amount of any dividends or distributions received by it (i) that are attributable to any shares of Equity Stock that have been converted into shares of Excess Stock and (ii) the record date of which was on or after the date that such shares were converted into shares of Excess Stock. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of this Article Thirteenth, would Constructively Own or Beneficially Own the shares of Equity Stock that were converted into shares of Excess Stock; and, as soon as reasonably practicable following the Corporation's receipt or withholding thereof, shall pay over to the Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

     (f) Rights upon Liquidation. In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Excess Stock shall be entitled to receive, ratably with each other holder of shares of Equity Stock of the same class or series from which the Equity Stock was converted, that portion of the assets of the Corporation that is available for distribution to the holders of such class or series of Equity Stock. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the conversion of the shares into shares of Excess Stock, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock (which, in the case of Equity Stock that is paired, shall equal the price per paired share multiplied by the most recent Valuation Percentage) and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the conversion of the shares into shares of Excess Stock, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

     (g) Voting Rights. Each share of Excess Stock shall entitle the holder to the number of votes the holder would have, if such share of Excess Stock was a share of Equity Stock of the same class or series from which such Excess Stock was converted, on all matters submitted to a vote at any meeting of stockholders. The holders of shares of Excess Stock converted from the same class or series of Equity Stock shall vote together with the holders of such Equity Stock as a single class on all such matters. The Trustee, as record holder of the Excess Stock, shall be entitled to vote all shares of Excess Stock. Any vote by a Prohibited Owner as a purported holder of shares of Equity Stock prior to the discovery by the Corporation that the shares of Equity Stock have been converted into shares of Excess Stock shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such shares of Excess Stock, and the Prohibited Owner shall be deemed to have given, as of the close of trading on the Trading Day prior to the date of the purported Transfer or Non-Transfer Event that results in the conversion of the shares of Equity Stock into shares of Excess Stock and the transfer of such shares to a Trust pursuant to subsections (a) and (d) of this Section 13.2, an irrevocable proxy to the Trustee to vote the shares of Excess Stock in the manner in which the Trustee, in its sole and absolute discretion, desires.

   (h) Designation of Permitted Transferee.

       (i) The Trustee shall have the exclusive and absolute right to designate one or more Permitted Transferees of any and all shares of Excess Stock if the Corporation fails to exercise its option with respect to such shares pursuant to Section 13.2(j) hereof within the time period set forth therein. As soon as practicable, but in an orderly fashion so as not to materially adversely affect the Market Price of the shares of Excess Stock, the Trustee shall designate any one or more Persons as Permitted Transferees; provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the shares of Excess Stock (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) and (ii) the Permitted Transferee so designated may acquire such shares of Excess Stock without violating any of the restrictions set forth in
Section 13.1(b) and without such acquisition resulting in the conversion of the shares of Equity Stock so acquired into shares of Excess Stock and the transfer of such shares to a Trust pursuant to subsections (a) and (d) of this Section 13.2.

       (ii) Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this Section 13.2(h), the Trustee shall cause to be transferred to the Permitted Transferee that number of shares of Excess Stock acquired by the Permitted Transferee. Upon such transfer of the shares of Excess Stock to the Permitted Transferee, such shares of Excess Stock shall be automatically converted into an equal number of shares of Equity Stock of the same class and series from which such Excess Stock was converted. Upon the occurrence of such a conversion of shares of Excess Stock into an equal number of shares of Equity Stock, such shares of Excess Stock shall be automatically retired and canceled, without any action required by the Board of Directors of the Corporation, and shall thereupon be restored to the status of authorized but unissued shares of Excess Stock and may be reissued by the Corporation as Excess Stock.

       (iii) The Trustee shall (i) cause to be recorded on the stock transfer books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock, and (ii) distribute to the Beneficiary any and all amounts held with respect to the shares of Excess Stock after making payment to the Prohibited Owner pursuant to Section 13.2(i).

       (iv) If the Transfer of shares of Excess Stock to a purported Permitted Transferee shall violate any of the transfer restrictions set forth in Section 13.1(b), such Transfer shall be void ab initio as to that number of shares of Excess Stock that cause the violation of any such restriction when such shares are converted into shares of Equity Stock (as described in subsection (h)(ii) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such shares of Excess Stock or Equity Stock. Such shares of Equity Stock shall be automatically reconverted into Excess Stock and transferred to the Trust from which they were originally Transferred. Such conversion and transfer to the Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Article Thirteenth shall apply to such shares, including, without limitation, the provisions of subsections (h) through (j) of this Section 13.2 with respect to any future Transfer of such shares by the Trust.

     (i) Compensation to Record Holder of Shares of Equity Stock that are Converted into Shares of Excess Stock. Any Prohibited Owner shall be entitled (following discovery of the shares of Excess Stock and subsequent designation of the Permitted Transferee in accordance with Section 13.2(h) or following the acceptance of the offer to purchase such shares in accordance with Section 13.2(j) to receive from the Trustee following the sale or other disposition of such shares of Excess Stock the lesser of (i)(a) in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the conversion of such shares into shares of Excess Stock, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) and (b) in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the conversion of such shares into shares of Excess Stock, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer or
(ii) the price per share (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) received by the Trustee from the sale or other disposition of such shares of Excess Stock in accordance with this Section 13.2(i) or Section 13.2(j). Any amounts received by the Trustee in respect of such shares of Excess Stock and in excess of such amounts to be paid the Prohibited Owner pursuant to this Section 13.2(i) shall be distributed to the Beneficiary in accordance with the provisions of Section 13.2(h). Each Beneficiary and Prohibited Owner shall waive any and all claims that it may have against the Trustee and the Trust arising out of the disposition of shares of Excess Stock, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this
Section 13.2 by, such Trustee or the Corporation.

     (j) Purchase Right in Excess Stock. Shares of Excess Stock shall be deemed to have been offered for sale to the Corporation or its designee, at a price per share equal to the lesser of (i) the price per share (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) in the transaction that created such shares of Excess Stock (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) or (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of 90 days following the later of
(a) the date of the Non-Transfer Event or purported Transfer which results in such shares of Excess Stock or (b) the date on which the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in shares of Excess Stock previously has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 13.2(c).

     Section 13.3. Remedies Not Limited. Nothing contained in this Article Thirteenth shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Realty's status as a REIT and to ensure compliance with the requirements of Article Fourteenth and
Section 13.1.

     Section 13.4. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article Thirteenth, including any definition contained in Section 13.1(a), the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Article Thirteenth with respect to any situation based on the facts known to it.

     Section 13.5. Legend. Each certificate for shares of Equity Stock shall bear the following legend:

     "The shares of Meditrust Corporation and Meditrust Operating Company represented by this combined certificate are subject to restrictions in the respective Certificates of Incorporation of each company which prohibit (a) any Person (other than a Look-Through Entity) (as such terms are defined in the respective Certificates of Incorporation of each company) from Beneficially Owning or Constructively Owning (as these terms are defined in the respective Certificates of Incorporation of each company) in excess of 9.25% of the number of outstanding shares of any class or series of Equity Stock (as that term is defined in the respective Certificates of Incorporation of each company), (b) any Look-Through Entity from Beneficially Owning or Constructively Owning in excess of 9.8% of the number of outstanding shares of any class or series of Equity Stock, (c) any Person from acquiring or maintaining any ownership interest in the stock of either company that is inconsistent with (i) the requirements of the Internal Revenue Code of 1986, as amended, pertaining to real estate investment trusts or (ii) Article Thirteenth of the respective Certificates of Incorporation of each company and
(d) any transfer of shares of any class or series of Equity Stock of either company that are paired pursuant to Article Fourteenth of the respective Certificates of Incorporation of each company, except in combination with an equal number of shares of the other company in accordance with the respective Certificates of Incorporation of each company, copies of which are on file with the transfer agent named on the face hereof, and the holder of this certificate by his acceptance hereof consents to be bound by such restrictions.

     Meditrust Corporation and Meditrust Operating Company will furnish without charge to each stockholder who so requests a copy of the relevant provisions of the respective Certificates of Incorporation of each company, and a copy of the provisions setting forth the designations, preferences, privileges and rights of each class of stock or series thereof that each company is authorized to issue and the qualifications, limitations and restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of either company or to the transfer agent named on the face hereof."

     Section 13.6. Severability. Each provision of this Article Thirteenth shall be severable and an adverse determination as to any such provision shall be in no way affect the validity of any other provision.

     FOURTEENTH:

     Section 14.1 Transfer of Shares. Until the restrictions and limitations set forth in this Article Fourteenth shall have been terminated in the manner hereinafter provided:

       (a) Except as provided herein, no shares of Equity Stock shall be transferable, and they shall not be transferred on the books of the Corporation, unless (i) a simultaneous transfer is made by the same transferor to the same transferee, or (ii) such transferor has previously arranged with Realty for the transfer to the transferee, of the same number of shares of Realty Equity Stock, except that the Corporation may transfer Equity Stock acquired by it from Realty to a person to whom Realty simultaneously issues the same number of Equity Stock.

       (b) Each certificate evidencing ownership of shares of Realty Equity Stock shall be deemed to evidence, in addition, the same number of shares of Equity Stock.

       (c) Notwithstanding the foregoing, any shares of Equity Stock issued after the date of the filing of this Certificate, which are issued on an unpaired basis by the Corporation pursuant to the terms of Section 14.7 of this Certificate, may be transferred without compliance with Section 14.1(a) and may be evidenced solely by a certificate which is not deemed to evidence a like number of shares of Realty Equity Stock as required by Section 14.1(b).

     Section 14.2 Issuance of Shares. Until such time as the pairing of the outstanding shares of Common Stock and the outstanding shares of Realty Common Stock in accordance with this Article Fourteenth (the "Pairing" and each paired share a "Paired Share") shall have been terminated in the manner herein provided:

       (a) Except as provided herein, the Corporation shall not issue or agree to issue any shares of Equity Stock to any person except Realty unless effective provision has been made for the simultaneous issuance or transfer to the same person of the same number of shares of Realty Equity Stock and for the pairing of such shares of the Corporation and Realty and unless the Corporation and Realty have agreed on the manner and basis of allocating the consideration to be received upon such issuance between the Corporation and Realty or, if allocation of such consideration between them is not practicable, on the payment by one company to the other of cash or other consideration in lieu thereof. Any such allocation or payment shall be based on the respective fair market values of the Equity Stock and Realty Equity Stock.

       (b) As desired from time to time, but not less often than once each calendar year, the Corporation and Realty shall jointly arrange for the determination of the fair market value as of a date specified by the Corporation and Realty (the "valuation date") of the Common Stock outstanding on the valuation date. The amount so determined (the "fair market value of the Common Stock") shall thereafter be used in all calculations pursuant to this
Section 14.2 until a new determination is made. The fair market value of each share of Realty Common Stock shall be determined by subtracting the fair market value of one share of Common Stock from the average of the closing sale prices of a Paired

Share over the principal exchange on which the Paired Shares are listed, or if not listed, then the average of the last bid prices in the over-the-counter market during the ten business days prior to any date of determination of the fair market value of Realty Common Stock.

     Section 14.3. Stock Certificates; Transfer Agents and Registrars. Until such time as the Pairing shall have been terminated in the manner herein provided, except in the case of shares of Equity Stock issued to Realty or Equity Stock issued pursuant to Section 14.7, each certificate which is issued evidencing shares of Equity Stock shall be printed "back-to-back" with a certificate evidencing the same number of Realty Equity Stock, shall bear a conspicuous legend (on the face thereof) referring to the restrictions on the transfer of the shares evidenced thereby contained in the By-laws of the Corporation, and shall be in a form which satisfies the requirements of the laws of Delaware and which has been approved by the Board of Directors of the Corporation.

     Section 14.4. Stock Dividends, Reclassifications, etc. Until such time as the Pairing shall have been terminated in the manner herein provided, the Corporation shall not declare or pay any stock dividend consisting in whole or in part of Equity Stock, issue any rights or warrants to purchase any shares of Equity Stock, or subdivide, combine or otherwise reclassify the shares of Equity Stock, unless Realty simultaneously takes the same or equivalent action with respect to the Realty Equity Stock, to the end that the outstanding Equity Stock and the outstanding shares of Realty Equity Stock will at all times be effectively paired on a one-for-one basis as contemplated herein.

     Section 14.5. Shares in Excess of the Ownership Limit or in Violation of the Transfer Restrictions; Designation of Trustee and Beneficiaries. Until such time as the Board of Directors of the Corporation determines that it is no longer in the best interest of the Corporation to cooperate with Realty to qualify under the Code as a REIT:

       (a) Upon the conversion of a share of any class or series of Equity Stock of the Corporation into a share of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth, if such share of Equity Stock was paired prior to its conversion into Excess Stock, the corresponding paired share of that same class or series of Equity Stock of Realty shall be simultaneously converted into a share of Excess Stock of Realty; such shares of Excess Stock of Realty and the Corporation shall be paired and shall be simultaneously transferred to a Trust.

       (b) Upon the conversion of a share of Excess Stock of the Corporation into a share of Equity Stock of the Corporation of the same class or series from which such Excess Stock was converted in accordance with the provisions of Article Thirteenth, if such share of Excess Stock was paired prior to its conversion from Equity Stock into Excess Stock, the corresponding paired share of Excess Stock of Realty shall be simultaneously converted into a share of Equity Stock of Realty of the same class or series from which such Excess Stock was converted and such shares of Equity Stock shall be paired.

       (c) With respect to an offer made by a Trust pursuant to Article Thirteenth to the Corporation to purchase shares of Excess Stock from a Trust pursuant to Article Thirteenth, in the case of shares of Excess Stock that are paired, the Corporation shall accept such offer with respect to its shares of Excess Stock without the agreement of Realty to accept such offer with respect to the corresponding paired shares of its Excess Stock.

       (d) The Trustee of each Trust shall be designated by mutual agreement of the Board of Directors of the Corporation and the Board of Directors of Realty.

       (e) The Beneficiary with respect to each Trust shall be designated by mutual agreement of the Board of Directors of the Corporation and the Board of Directors of Realty.

       (f) At such time that the Board of Directors of Realty no longer deems it in the best interests of Realty to attempt to, or continue to, qualify under the Code as a REIT, the Ownership Limit and the Transfer Restrictions shall cease to have effect, as provided in Article Thirteenth.

     Section 14.7. Unpaired Shares.

       (a) Shares of capital stock of any class or series other than Common Stock, irrespective of whether such shares are convertible into Paired Shares, may be issued by the Corporation to any person without effective provision for the simultaneous issuance or transfer to the same person of the same number of shares of that same class or series of capital stock of Realty and without effective provision for the pairing of such shares of capital stock of the Corporation and Realty, as the Board of Directors of the Corporation shall in its sole discretion determine (any such shares of capital stock of any class or series issued by the Corporation pursuant to this Section 14.7 are referred to herein as "Unpaired Shares").

       (b) Unpaired Shares may be transferred on the books of the Corporation without a simultaneous transfer to the same transferee of any shares of any other class or series of capital stock of Realty.

     Section 14.8. Merger, Sale of Assets, etc. Until such time as the Pairing shall have been terminated in the manner provided herein, the Corporation will not be a party to any merger, consolidation, sale of assets, liquidation or other form or reorganization pursuant to which shares of Common Stock are converted, redeemed, exchanged or otherwise changed unless Realty is also a party to such transaction.

     Section 14.9. Waiver and Termination. The Board of Directors of the Corporation is hereby authorized to waive, or repeal or make inapplicable the restrictions and limitations set forth in this Article Fourteenth in its entirety or in any provision of this Article Fourteenth.

     Section 14.10. Severability. Each provision of this Article Fourteenth shall be severable and in adverse determination as to any provision shall in no way affect the validity of any other provision.

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      JUNIOR PARTICIPATING PREFERRED STOCK


                           I. DESIGNATION AND AMOUNT

     The shares of such series shall be designated as "Junior Participating Preferred Stock" (the "Junior Preferred Stock") and the number of shares constituting the Junior Preferred Stock shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board of Directors of the Corporation; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Junior Preferred Stock.


                        II. DIVIDENDS AND DISTRIBUTIONS

     (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of Common Stock, par value $.10 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors of the Corporation may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.


                              III. VOTING RIGHTS

     The holders of shares of Junior Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation.

     (B) Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) Except as set forth herein, in the Corporation's Certificate of Incorporation or as otherwise provided by law, holders of Junior Preferred Stock shall have no voting rights.


                           IV. CERTAIN RESTRICTIONS

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section II are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

     (iv) redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors of the Corporation) to all holders of such shares upon such terms as the Board of Directors of the Corporation, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section IV purchase or otherwise acquire such shares at such time and in such manner.


                             V. REACQUIRED SHARES

     Any shares of Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                  VI. LIQUIDATION, DISSOLUTION OR WINDING UP

     Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.


                       VII. CONSOLIDATION, MERGER, ETC.

     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.


                               VIII. REDEMPTION

     The shares of Junior Preferred Stock shall not be redeemable.


                                   IX. RANK

     The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.


                                 X. AMENDMENT

     The Certificate of Incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Junior Preferred Stock, voting together as a single series.

              CERTIFICATE OF POWERS, DESIGNATIONS, PREFERENCES AND
             RIGHTS OF SERIES A NON-VOTING CONVERTIBLE COMMON STOCK

     1. Designation and Amount. There shall be a series of undesignated Series Common Stock of the Corporation designated as "Series A Non-Voting Convertible Common Stock" and the number of shares constituting such series shall be ten million (10,000,000). The number of shares designated as shares of Series A Non-Voting Convertible Common Stock may be increased or decreased by the Board of Directors of the Corporation without a vote of stockholders. Except as otherwise expressly provided herein, all shares of Series A Non-Voting Convertible Common Stock shall be identical to shares of Common Stock (as defined in Article FOURTH of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation")) and shall entitle the holders thereof to the same rights and privileges.

     2. Voting. The holders of Series A Non-Voting Convertible Common Stock shall not have any right to vote, except as required under applicable law and, except as required by law, the holders of Common Stock and Series A Non-Voting Convertible Common Stock shall vote together as a single class on all matters as to which holders of Series A Non-Voting Convertible Common Stock are entitled to vote as set forth herein. Except as required by law or as set forth herein, the holders of Series A Non-Voting Convertible Common Stock (to the extent permitted by this Section 2), Common Stock (to the extent permitted by the Certificate of Incorporation), Preferred Stock (to the extent permitted by the Certificate of Incorporation) and Series Common Stock (to the extent permitted by the Certificate of Incorporation) shall vote together as a single class on all matters submitted to the stockholders for a vote.

     3. Dividends. Subject to applicable law, the holders of Series A Non-Voting Convertible Common Stock shall be entitled to receive such dividends out of funds legally available therefor at such times and in such amounts as the Board of Directors of the Corporation may determine in its sole discretion shall be paid with respect to the Common Stock, with each share of Common Stock and each share of Series A Non-Voting Convertible Common Stock sharing share-for-share in such dividends (with each share of Series A Non-Voting Convertible Common Stock being equal to the number of shares of Common Stock into which it would then be convertible on the record date for such dividend) except that if dividends are declared which are payable in shares of Common Stock or Series A Non-Voting Convertible Common Stock, dividends shall be declared which are payable at the equivalent rate in both classes of stock and the dividends payable in shares of Common Stock shall be payable to the holders of that class of stock and the dividends payable in shares of Series A Non-Voting Convertible Common Stock shall be payable to the holders of that class of stock.

     4. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation Event"), after the payment or provision for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of Preferred Stock or Series Common Stock, if any, are entitled with respect to the distribution of assets in liquidation, the holders of Series A Non-Voting Convertible Common Stock shall be entitled to share ratably with the holders of Common Stock (with each share of Series A Non-Voting Convertible Common Stock being equal to the number of shares of Common Stock into which it would then be convertible on the effective date of such Liquidation Event) in the remaining assets of the Corporation available for distribution.

     5. Conversion of Series A Non-Voting Convertible Common Stock.

       (a) Automatic Conversion. Each share of Series A Non-Voting Convertible Common Stock shall be automatically converted, without the payment of any additional consideration, into fully paid and non-assessable shares of Common Stock at the rate of one share of Common Stock for each share of Series A Non-Voting Convertible Common Stock so converted (the "Series A Non-Voting Conversion Rate") as of the date (the "Conversion Date") that is the earlier to occur of (i) the next Business Day (as defined below) following the date on which the shareholders of the Corporation and of Meditrust Corporation ("Meditrust Corporation") shall have approved the merger transaction (the "Merger") among La Quinta Inns, Inc. ("La Quinta"), Meditrust Corporation and the Corporation, and (ii) the date of any termination of the Agreement and Plan of Merger dated as of January 3, 1998 and among La Quinta, Meditrust Corporation and the Corporation relating to the Merger in accordance with the terms thereof. As used herein, the term "Business Day" means any day other than Saturday, Sunday, or any other day on which banking institutions in the States of Delaware or New York are not open for business.

       (b) Procedure for Conversion. As of the Conversion Date, all outstanding shares of Series A Non-Voting Convertible Common Stock shall be converted automatically without any further action by the holders of Series A Non-Voting Convertible Common Stock and whether or not the certificates representing such shares of Series A Non-Voting Convertible Common Stock are surrendered to the Corporation or its transfer agent. On the Conversion Date, all rights with respect to the Series A Non-Voting Convertible Common Stock so converted shall terminate, except any of the rights of the holders thereof, in accordance with the procedures herein, to receive certificates for the number of shares of Common Stock into which such Series A Non-Voting Convertible Common Stock has been converted. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable on the Conversion Date unless certificates evidencing such shares of the Series A Non-Voting Convertible Common Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), are surrendered at the principal executive office of the Corporation (or the offices of the transfer agent for the Series A Non-Voting Convertible Common Stock or such office or offices of an agent for conversion as may from time to time be designated by notice to the holders of the Series A Non-Voting Convertible Common Stock by the Corporation), together with written notice by the holder of such Series A Non-Voting Convertible Common Stock stating the name or names (with addresses) and denominations in which the certificate or certificates for Common Stock shall be issued and shall include instructions for delivery thereof. Upon such surrender of a certificate representing Series A Non-Voting Convertible Common Stock following its automatic conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Series A Non-Voting Convertible Common Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of shares of Series A Non-Voting Convertible Common Stock which shall not have been converted. If the certificate or certificates for Common Stock are to be issued in a name other than the name of the registered holder of the Series A Non-Voting Convertible Common Stock surrendered for conversion, the Corporation shall not be obligated to issue or deliver any certificate unless and until the holder of the Series A Non-Voting Convertible Common Stock surrendered has paid to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or has established to the satisfaction of the Corporation that such tax has been paid.

       (c) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Non-Voting Convertible Common Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Non-Voting Convertible Common Stock.

   6. Adjustments.

      (a) Changes in Common Stock. In the event the Corporation shall (i) pay a dividend in or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Corporation, the Series A Non-Voting Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of a share of Series A Non-Voting Convertible Common Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which it would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series A Non-Voting Convertible Common Stock been converted on or immediately prior to the record date for such dividend or the effective date of such subdivision, combination or reclassification, as the case may be.

      (b) Changes in Series A Non-Voting Convertible Common Stock. In the event that the Corporation shall (i) pay a dividend in or make a distribution in shares of its Series A Non-Voting Convertible Common Stock, (ii) subdivide its outstanding shares of Series A Non-Voting Convertible Common Stock, (iii) combine its outstanding shares of Series A Non-Voting Convertible Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Series A Non-Voting Convertible Common Stock any shares of the Corporation, the Series A Non-Voting Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of a share of Series A Non-Voting Convertible Common Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which it would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series A Non-Voting Convertible Common Stock been converted on or immediately prior to the record date for such dividend or the effective date of such subdivision, combination or reclassification, as the case may be.

     (c) General. An adjustment made pursuant to this Section 6 shall become effective immediately after the record date (in the case of a dividend or distribution in shares of capital stock) and shall become effective immediately after the effective date (in the case of a subdivision, combination or reclassification). No adjustment in accordance with this Section 6 shall be required unless such adjustment would require an increase or decrease in any conversion rate of at least 0.1%; provided, however, that any adjustments which by reason of this clause are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     7. Notices. In the event that the Corporation provides any notice, report or statement to the holders of Common Stock or Series A Non-Voting Convertible Common Stock (in their capacity as such), the Corporation shall at the same time provide a copy of any such notice, report or statement to each record holder of outstanding Series A Non-Voting Convertible Common Stock.

     8. Status of Acquired Shares. Shares of Series A Non-Voting Convertible Common Stock acquired by the Corporation (upon conversion or otherwise) will be restored to the status of authorized but unissued shares of undesignated Series Common Stock.

     I,         ,          of the Corporation, for the purpose of amending and
restating the Corporation's Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, do execute this certificate, hereby declaring and certifying that this is my act and deed on behalf of the
Corporation this     day of      , 1999.


                                       By:
                                           -------------------------
                                           Name:
                                           Title:

                                    ANNEX C


                                    Form of
                               PAIRING AGREEMENT
                                 (as amended)

     THIS AGREEMENT (the "Pairing Agreement") is dated as of the 20th of December, 1979, as amended by the First Amendment to Pairing Agreement, dated November 6, 1997, as further amended by the Second Amendment to Pairing Agreement, dated February 6, 1998, as further amended by the Third Amendment to Pairing Agreement, dated July 17, 1998, by and between Santa Anita Realty Enterprises, Inc. ("Realty"), a Delaware corporation, and Santa Anita Operating Company ("Operating Company"), a Delaware corporation.


                                   RECITALS

     Realty and Operating Company are wholly-owned subsidiaries of Santa Anita Consolidated, Inc. ("Santa Anita"), a California corporation. Santa Anita, Realty and Operating Company have proposed a related series of transactions consisting principally of: (i) the merger of Santa Anita with and into Realty, pursuant to which each outstanding share of Santa Anita common stock, no par value ("Santa Anita Common Stock"), will be converted into one share of Realty common stock, $.10 par value ("Realty Common Stock") (the "Merger"): (ii) the distribution by Realty, immediately after the Merger becomes effective of the Operating Company common stock, $.10 par value ("Operating Company Common Shares"), which it receives in the Merger to the holders of the outstanding share of Realty Common Stock, on a share-for-share basis (the "Distribution"); and (iii) the pairing of the outstanding shares of Realty Common Stock and the Operating Company Common Shares so that they are transferable only in units (the "Units"), each Unit consisting of one share of Realty Common Stock and one Operating Company Common Share (the "Pairing").

     The by-laws of Realty and Operating Company each provide that, commencing on the effective date of the Merger and the Distribution, the shares of Realty Common Stock and the Operating Company Common Shares are not transferable, and shall not be transferred on the books of Realty or Operating Company, as the case may be, except in combination with an equal number of share of the other company, with the exception of certain shares of Realty Common Stock and Operating Company Common Shares to be received by shareholders of Santa Anita whose ownership of Operating Company Common Shares after the Distribution would otherwise cause Realty to be deemed to own in excess of 9.25% of the Operating Company Common Shares.

     Realty and Operating Company wish to enter into this Pairing Agreement for the purpose of further effectuating the Pairing, including the establishment of the terms and conditions which will govern the issuance and the transfer of shares of Realty Common Stock and Operating Company Common Shares after the effective date of the Merger and the Distribution.


                                   COVENANTS

     1. Transfer of Shares. Subject to the provisions of Section 10 hereof, commencing at the time when the Distribution becomes effective (the "Effective Time of the Pairing") and continuing until such time as the Pairing shall have been terminated in the manner herein provided:

     (a) No shares of Realty Common Stock shall be transferable, and they shall not be transferred on the books of Realty, unless (i) a simultaneous transfer is made by the same transferor to the same transferee, or (ii) such transferor has previously arranged with Realty for the transfer to the transferee, of the same number of Operating Company Common Shares, except that Operating Company may transfer shares of Realty Common Stock acquired by it from Realty to a person to whom Operating Company simultaneously issues the same number of Operating Company Common Shares.

     (b) No Operating Company Common Shares shall be transferable, and they shall not be transferred on the books of Operating Company, unless (i) a simultaneous transfer is made by the same transferor to the same transferee, or (ii) such transferor has previously arranged with Realty for the transfer to the transferee, of the same number of shares of Realty Common Stock except that Realty may transfer Operating Company Common Shares acquired by it from Operating Company to a person to whom Realty simultaneously issues the same number of shares of Realty Common Stock.

     (c) Except for certificates representing Realty Common Stock described in
   Section 10 hereof, each certificate evidencing ownership of shares of Realty Common Stock (including certificates representing shares of Santa Anita Common Stock that were converted into shares of Realty Common Stock in the Merger) issued and not canceled prior to the Effective Time of the Pairing shall be deemed to evidence, in addition, the same number of Operating Company Common Shares.

     (d) Except for certificates representing Realty Common Stock described in
   Section 10 hereof, any registered holder of a certificate evidencing ownership of share of Realty Common Stock (including certificates representing shares of Santa Anita that were converted into share of Realty Common Stock in the Merger) issued prior to the Effective Time of the Pairing may, upon request and presentation of said certificate to the transfer agent for the Realty Common Stock, obtain in substitution therefor a certificate or certificates registered in such holder's name evidencing the same number of shares of Realty Common Stock and a like number of Operating Company Common Shares.

     2. Issuance of Shares. Subject to the provisions of Section 10 hereof, commencing at the Effective Time of the Pairing and continuing until such time as the Pairing shall have been terminated in the manner herein provided:

     (a) Realty shall not issue or agree to issue any shares of Realty Common Stock to any person except Operating Company unless effective provision has been made for the simultaneous issuance or transfer to the same person of the same number of Operating Company Common Shares and for the pairing of such shares of Realty and Operating Company and unless Realty and Operating Company has agreed on the manner and basis of allocating the consideration to be received upon such issuance between Realty and Operating Company or, if allocation of such consideration between them is not practicable, on the payment by one company to the other of cash or other consideration in lieu thereof. Any such allocation or payment shall be based or the respective fair market values of the Realty Common Stock and the Operating Company Common Shares.

     (b) Operating Company shall not issue or agree to issue any Operating Company Common Shares to any person except Realty unless effective provision has been made for the simultaneous issuance or transfer to the same person of the same number of shares of Realty Common Stock and for the pairing of such share of Operating Company and Realty and unless Operating Company and Realty have agreed on the manner and basis of allocating the consideration to be received upon such issuance between Operating Company and Realty or, if allocation of such consideration between them is not practicable, on the payment by one company to the other of cash or other consideration in lieu thereof. Any such allocation or payment shall be based on the respective fair market values of the Realty Common Stock and the Operating Company Common Shares.

     (c) Realty shall not issue any shares of its common stock upon exercise of a stock option assumed by Realty in the Merger or granted by Realty after the Merger, unless the exercising optionee produces evidence that Operating Company will simultaneously issue a number of Operating Company Common Shares to the exercising optionee equal to the number of shares of Realty Common Stock issued by Realty to the optionee pursuant to such exercise. In connection with any issuance by Operating Company of its common stock to an exercising optionee, the optionee shall pay to Operating Company the fair market value of each Operating Company Common Share so issued at the date of grant of such option, notwithstanding the provisions of subsection (a) of this Section 2.

     (d) Upon the exercise of any stock option granted by Santa Anita prior to the Merger and assumed by Operating Company or granted by Operating Company after the Merger, Realty agrees, upon request by management of Operating Company, that it will simultaneously issue a number of shares of Realty Common Stock to Operating Company or to the exercising optionee equal to the number of Operating Company Common Shares issued by Operating Company pursuant to such exercise, and Operating Company agrees to pay to Realty the fair market value of each share of Realty Common Stock so issued at the date of grant of such option, notwithstanding the provisions of subsection
   (a) of this Section 2.

     (e) As desired from time to time, but not less often than once each calendar year beginning with January 1, 1981, Realty and Operating Company shall jointly arrange for the determination of the fair market value as of a date specified by Realty and Operating Company (the "valuation date") of the Operating Company Common Shares outstanding on the valuation date. The amount so determined (the "fair market value of the Operating Company Shares") shall thereafter be used in all calculations pursuant to this
   Section 2 until a new determination is made. The fair market value of the Operating Company Shares as determined by Paine, Webber, Jackson & Curtis Incorporated as of the Effective Time of the Pairing shall be used in all calculations hereunder prior to a new determination pursuant to this paragraph. The fair market value of each share of Realty Common Stock shall be determined by subtracting the fair market value of one Operating Company Common Share from the average of the closing sale prices of a Unit over the principal exchange on which the Units are listed, or if not listed, then the average of the last bid pieces in the over-the-counter market, during the ten business days prior to any date of determination of the fair market value of Realty Common Stock.

     3. Stock Certificates; Transfer Agents and Registrars. Commencing at the Effective Time of Pairing and continuing until such time as the Pairing shall have been terminated in the manner herein provided:

     (a) With the exception of the unpaired Realty Common Stock described in
   Section 10 hereof, each certificate which is issued evidencing shares of Realty Common Stock shall be printed "back-to-back" with a certificate evidencing the same number of Operating Company Common Shares, shall bear a conspicuous legend (on the face thereof) referring to the restrictions on the transfer of the shares evidenced thereby contained in the by-laws of Realty, and shall be in a form which satisfies the requirements of the laws of Delaware and which has been approved by the board of directors of Realty.

     (b) With the exception of the unpaired Operating Company Common Shares described in Section 10 hereof, each certificate which is issued evidencing Operating Company Common Shares shall be printed "back-to-back" with a certificate evidencing the same number of shares of Realty Common Stock, shall bear a conspicuous legend (on the face thereof) referring to the restrictions on the transfer of the shares evidenced thereby contained in the by-laws of Operating Company, and shall be in a form which satisfies the requirements of the laws of Delaware and which has been approved by the board of directors of Operating Company.

     (c) Realty and Operating Company shall appoint the same transfer agents and registrars for the shares of Realty Common Stock and the Operating Company Common Shares, respectively.

     4. Registrations.

     (a) Realty agrees to cause its class of Realty Common Stock to be duly registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934.

     (b) Operating Company agrees to cause its class of Operating Company Common Shares to be duly registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934.

     5. Stock Dividends, Reclassifications, etc. Commencing at the Effective Time of the Pairing and continuing until such time as the Pairing shall have been terminated in the manner herein provided:

     (a) Realty shall not declare or pay any stock dividend consisting in whole or in part of Realty Common Stock, issue any rights or warrants to purchase any shares of Realty Common Stock, or subdivide, combine or otherwise reclassify the shares of Realty Common Stock, unless Operating Company simultaneously takes the same or equivalent action with respect to the Operating Company Common Shares, to the end that the outstanding shares of Realty Common Stock and Operating Company Common Shares will at all times be effectively "paired" on a one-for-one basis as contemplated herein.

     (b) Operating Company shall not declare or pay any stock dividend consisting in whole or in part of Operating Company Common Shares, issue any rights or warrants to purchase any Operating Company Common Shares, or subdivide, combine or otherwise reclassify the Operating Company Common Shares, unless Realty simultaneously takes the same or equivalent action with respect to the Realty Common Stock, to the end that the outstanding Operating Company Common Shares and the outstanding shares of Realty Common Stock will at all times be effectively "paired" on a one-for-one basis as contemplated herein.

     6. Merger, Sale of Assets, etc. Commencing at the Effective Time of the Pairing and continuing until such time as the Pairing shall have been terminated in the manner provided herein, neither Realty nor Operating Company will be a party to any merger, consolidation, sale of assets, liquidation or other form or reorganization pursuant to which either the shares of Realty Common Stock or the Operating Company Common Shares, as the case may be, are converted, redeemed, exchanged or otherwise changed unless the other party hereto (Operating Company or Realty, as the case may be) is also a party to such transaction.

     7. Repurchase of Shares. Commencing at the Effective Time of the Pairing and continuing until such time as the Pairing shall have been terminated in the manner provided herein:

     (a) If at any time the direct or indirect ownership of the Realty Common Stock has or may become concentrated to an extent which is not in conformity with the requirements of Section 856 of the Internal Revenue Code of 1954, as amended, or similar provisions of successor statutes (the "Code"), the board of directors of Realty shall call for purchase from such stockholders of such number of shares as may be necessary to maintain or bring the direct or indirect ownership of the Realty Common Stock into conformity with the requirements of the Code and shall refuse to register any transfer of shares of Realty Common Stock to any person whose acquisition of such shares would result in Realty being unable to conform to the requirements of the Code.

     (b) If at any time the direct or indirect ownership of the Operating Company Common Shares has or may become concentrated to an extent which is not in conformity with the requirements of the Code pertaining to Realty, the board of directors of Operating Company shall call for purchase from such stockholders of such number of shares as may be necessary to maintain or bring the direct or indirect ownership of the Operating Company Common Shares into conformity with the requirements of the Code pertaining to Realty and shall refuse to register any transfer of Operating Company Common Shares to any person whose acquisition of such shares would result in Realty being unable to conform to the requirement of the Code.

     The provisions of this Section 7 shall apply to all outstanding Realty Common Stock and Operating Company Common Stock notwithstanding any other provision of this Pairing Agreement.

     8. Termination. This Pairing Agreement and the Pairing may be terminated by action of the board of directors of either Realty or of Operating Company upon 30 days' written notice to the other party hereto that such termination has been approved by the affirmative vote of the holders of two-thirds of the outstanding shares of Realty Common Stock (if terminated by Realty) or of the holders of two-thirds of the outstanding Operating Company Common Shares (if terminated by Operating Company). In the event of termination, the parties agree to cooperate to effect a separation of the paired securities so as to permit the separate issuance and transfer thereof, and, in that connection, appropriate provision shall be made to honor any outstanding commitments to issue additional shares of Realty Common Stock and Operating Company Common Shares.

     9. Preferred Stock, Series Common Stock and Excess Stock. The terms "Realty Common Stock" and "Operating Company Common Shares," as used in this Pairing Agreement, shall include, respectively, any preferred stock or series common stock of Realty or Operating Company which is convertible into Realty Common Stock or Operating Company Common Shares (the "Convertible Equity Stock") and shall also include any REIT Excess Stock or OPCO Excess Stock issued as a result of the conversion of Realty Common Stock, Operating Common Shares or Convertible Equity Stock, to the end that such Convertible Equity Stock, REIT Excess Stock or OPCO Excess Stock, as the case may be, shall be paired in the same manner as, and be subject to the same conditions, limitations, restrictions and requirements as the Realty Common Stock and Operating Company Common Shares under this Pairing Agreement.

     10. Unpaired Shares. Subject to Section 7 hereof, notwithstanding any other provision of this Agreement, the Pairing shall not apply to those Operating Company Common Shares and shares of Realty Common Stock received by any stockholder of Santa Anita whose ownership of Operating Company Common Shares would be deemed, after application of the attribution rules of the Internal Revenue Code of 1954, to result in Realty owning, directly or indirectly, in excess of 9.25% of the outstanding Operating Company Common Shares to the extent that such ownership would cause Realty, directly or indirectly, to be deemed to own, after application of such attribution rules, in excess of 9.25% of the total number of shares of Operating Company. The provisions of this Pairing Agreement and the Pairing shall apply to all other shares held by such stockholder. This
Section 10 shall apply only to the extent that (i) the Operating Company Common Shares (or the right to receive such Operating Company Common Shares) are sold and ownership by the transferee will not cause Realty to own, directly or indirectly, under attribution rules of the Internal Revenue Code of 1954, more than 9.25% of the outstanding Operating Company Common Shares; (ii) holders of unpaired shares enter into agreement, prior to the effective date of the Merger and the Distribution, satisfactory to the boards of directors of Realty, Operating Company and Santa Anita, providing that such shares not be transferable by sale or other means, without arranging for such shares to be paired with an equal number of shares of the other corporation, unless such sale is made to Realty or Operating Company; and (iii) such stockholders execute a waiver as to any claims he or she may have arising out of the close business relationship between Realty and Operating Company and claims arising out of conflicts of interest inherent in such business relationship. Subsequent shares acquired by any such shareholder shall be subject in full to the terms of this Pairing Agreement notwithstanding the provisions of this Section 10.

     11. Amendment. This Pairing Agreement may be amended by action of the Board of Directors both Realty and Operating Company, provided that any such action shall be approved by the affirmative vote of the holders of two-thirds of the outstanding shares of Realty Common Stock and the holders of two-thirds of the outstanding Operating Company Common Shares if such amendment shall permit a separation of the paired securities so as to allow the separate issuance and transfer thereof other than as provided herein.

     IN WITNESS WHEREOF the parties hereto have set their hands and seals to this Pairing Agreement as of the date first mentioned above.


                                MEDITRUST CORPORATION



                                By
                                   -----------------------------
                                   Name:
                                   Title:


                                MEDITRUST OPERATING COMPANY



                                By
                                   ----------------------------
                                   Name:
                                   Title:

                           [PRELIMINARY FORM OF PROXY]
     [To be released as soon as practicable, but not sooner than on or about
                                 March 29, 1999]
                   PROXY FOR SPECIAL MEETINGS OF STOCKHOLDERS
                       TO BE HELD ON              , 1999



                              MEDITRUST CORPORATION
                                197 First Avenue
                          Needham, Massachusetts 02494

         SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints David F. Benson and Michael S. Benjamin, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting of
Stockholders of Meditrust Corporation to be held on                      , 1999
and at any adjournment or postponement thereof with all power which the undersigned would possess if personally present, and to vote all shares of common stock of Meditrust Corporation which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Special Meeting in accordance with the following instructions and with discretionary authority on such other matters as may be properly come before the Special Meeting or any adjournment or postponement thereof. All previously dated proxies are hereby revoked.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE THE PROXIES INTEND TO VOTE FOR EACH OF THE PROPOSALS.

         PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.



SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                               SIDE

                                    PROPOSALS

MEDITRUST CORPORATION:

1. To approve and adopt the Amended and Restated Certificate of Incorporation of Meditrust Corporation. Approval and adoption of the Amended and Restated Certificate of Incorporation is conditioned on the approval of the termination of the Pairing Agreement.

2. To approve the termination of the Pairing Agreement, dated as of December 20, 1979, as amended. Approval of the termination of the Pairing Agreement is conditioned on the approval and adoption, and subsequent filing, of the Amended and Restated Certificate of Incorporation of Meditrust Corporation.









|X|      Please mark
         votes as in
         this example.

         PLEASE REFER ABOVE FOR EXPLANATION OF PROPOSALS SET FORTH BELOW



Meditrust Corporation:

                                       FOR     AGAINST        ABSTAIN
1.    To approve and adopt the Amended  |_|    |_|              |_|
      and Restated Certificate
      of Incorporation

                                       FOR     AGAINST        ABSTAIN
2.    To approve and adopt the          |_|    |_|              |_|
      Termination of the Pairing
      Agreement


MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT                     |_|

In Signing, please write name(s) exactly as appearing in the imprint on this card. For shares held jointly, each joint owner should sign. If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.




Signature:                                          Date:
          ---------------------------------------         --------------------

                           [PRELIMINARY FORM OF PROXY]
     [To be released as soon as practicable, but not sooner than on or about
                                 March 29, 1999]
                   PROXY FOR SPECIAL MEETINGS OF STOCKHOLDERS
                      TO BE HELD ON              , 1999



                           MEDITRUST OPERATING COMPANY
                                197 First Avenue
                          Needham, Massachusetts 02494

         SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints David F. Benson and Michael S. Benjamin, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting of
Stockholders of Meditrust Operating Company to be held on                 , 1999
and at any adjournment or postponement thereof with all power which the undersigned would possess if personally present, and to vote all shares of common stock of Meditrust Operating Company which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Special Meeting in accordance with the following instructions and with discretionary authority on such other matters as may be properly come before the Special Meeting or any adjournment or postponement thereof. All previously dated proxies are hereby revoked.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE THE PROXIES INTEND TO VOTE FOR EACH OF THE PROPOSALS.

         PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.



SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                               SIDE

                                    PROPOSALS

MEDITRUST OPERATING COMPANY:

1. To approve and adopt the Amended and Restated Certificate of Incorporation of Meditrust Operating Company. Approval and adoption of the Amended and Restated Certificate of Incorporation is conditioned on the approval of the termination of the Pairing Agreement.

2. To approve the termination of the Pairing Agreement, dated as of December 20, 1979. Approval of the termination of the Pairing Agreement is conditioned on the approval and adoption, and subsequent filing, of the Amended and Restated Certificate of Incorporation of Meditrust Operating Company.










         |X|      Please mark
                  votes as in
                  this example.

PLEASE REFER ABOVE FOR EXPLANATION OF PROPOSALS SET FORTH BELOW



Meditrust Operating Company:

                                       FOR     AGAINST        ABSTAIN
1.    To approve and adopt the          |_|     |_|              |_|
      Amended and Restated
      Certificate of Incorporation

                                       FOR     AGAINST        ABSTAIN
2.    To approve and adopt the          |_|     |_|              |_|
      Termination of the Pairing
      Agreement

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT                     |_|

In Signing, please write name(s) exactly as appearing in the imprint on this card. For shares held jointly, each joint owner should sign. If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.



Signature:                                            Date:
          -----------------------------------------         -----------------